2002 Semiannual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND
ROYCE MICRO-CAP FUND
ROYCE TOTAL RETURN FUND
ROYCE LOW-PRICED STOCK FUND
ROYCE OPPORTUNITY FUND
ROYCE PREMIER FUND
ROYCE TRUST & GIFT SHARES FUND
ROYCE SPECIAL EQUITY FUND
ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

The micro-cap segment (companies with market caps less than $400 million) provides many choices (approximately 6,700 companies), yet faces significant trading difficulties, including limited trading volumes and higher volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $400 million and $2 billion) is more efficient, offering greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce Trust & GiftShares Fund Royce Special Equity Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS	CONCENTRATED FUNDS

Pennsylvania Mutual Fund – our flagship fund incorporating each of the firm’s core approaches that invests in both small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations less than $400 million that meet its pricing and valuation criteria.

Royce Total Return Fund – a small- and micro-cap portfolio that invests primarily in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

Royce Premier Fund – a portfolio selected primarily from the upper tier of small-cap, whose top 35 holdings generally represent approximately 80% of the portfolio’s equities.

Royce Trust & GiftShares Fund – a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

Royce Special Equity Fund – a portfolio with accounting emphasis that focuses on small- and micro-cap companies with high returns on assets and low leverage.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Shareholders:
Decline and Fall … Ere it Come	2

Small-Cap Market Cycle Performance	9

Performance Highlights	10

Fund Focus: Royce Special Equity Fund	11

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund	12

Trustees and Officers	30

Updates and Notes	31

Schedules of Investments and Other Financial Statements	32

Postscript: Stupid CEO Tricks	Inside Back Cover

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2002
FUND	YEAR-TO-DATE 2002*	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)
BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund**	3.52%	4.09%	13.48%	12.08%	12.61%	†
Royce Micro-Cap Fund**	3.88	3.82	18.19	13.19	15.86
Royce Total Return Fund**	5.47	6.19	12.94	11.03	14.51	12/15/93
Royce Low-Priced Stock Fund	–2.06	–0.92	19.88	17.57	16.70	12/15/93
Royce Opportunity Fund**	3.55	1.63	18.67	17.20	18.31	11/19/96

CONCENTRATED FUNDS

Royce Premier Fund	–0.95	0.21	9.83	9.35	13.35
Royce Trust & GiftShares Fund**	–7.93	–7.33	14.68	18.72	20.28	12/27/95
Royce Special Equity Fund	19.48	32.14	17.22	n.a.	10.74	5/1/98
Royce Select Fund	–6.79	–0.65	13.87	n.a.	20.26	11/18/98

RUSSELL 2000	–4.70	–8.60	1.67	4.44	10.96

† Pennsylvania Mutual Fund’s 25-year average annual total return for the period ended 6/30/02 was 15.50%.
* Not annualized.

 ** All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant B Class and/or Financial
    Intermediary Class bear an annual distribution expense, and Consultant Class shares purchased prior to October 1, 2001 and Consultant Class B shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

We regularly assert that we are long-term investors and that Fund shareholders also need to have a long-term investment horizon. It is worth asking what we mean by the term “long term,” and why we place such importance on it.

When we talk about the long term, we are referring generally to at least a three-year period of time. There are three reasons why we think this is important. First, investments in small- and micro-cap companies often require a great deal of time to bear fruit in the form of increased stock prices. A company’s industry or sector may be suffering from a prolonged slump in its business cycle, which keeps prices down, sometimes even for companies that are

(continued on page 4)

DECLINE AND FALL

Enron, Kmart, WorldCom, Xerox . . . the list of recently fallen giants runs on and on. Their decline has shaken the equity world, creating the perception of a stock market in ruins, a once proud and vital institution reduced to rubble by greed and chicanery. If 2000’s bursting dot.com bubble was not painful enough for investors, the latest round of accounting scandals is surely making the pain (and losses) worse. In addition, a near-dearth of capital spending on technology is exacerbating the market’s woes. It should be noted that as recently as March, the situation seemed far brighter to us, and until the news of the Enron disaster broke, a mood of guarded optimism had slowly begun to assert itself. The market’s gradual rebound seemed to be signalling the end of what would be a brief, relatively benign recession. While no one was predicting a return to the juiced-up returns of the mid-to-late ’90s, many investors felt it was safe to go back into the market. As dramatic and significant as the Enron affair has been, it initially looked to be anomalous as well. Unfortunately, the advent of spring brought a seemingly endless stream of continued bad news about shady accounting, dire conflicts of interest and a dismal earnings picture. Each new development served to further erode an increasingly fragile sense of investor confidence. By May, the market, including many value-oriented stocks, was as firmly in the grip of the bear’s maw as it had been since the downturn first began in March of 2000.

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

       However, as the English historian Sir Edward Gibbon observed of the Roman Empire, it is easier to deplore the fate of the American stock market than to describe its actual condition. The question of the validity of equity investing persists today with at least as much stubbornness as did the notion three years ago that down markets were a thing of the past. Each view reflects more emotion than reason, though a rational perspective is at no time more necessary than the present, when so many investors are caught in feelings of despair and lethargy. Some justification exists for this pessimism. We believe that the closest analogue to the current period was the collapse of the “Nifty Fifty” (along with much of the rest of the market) in 1973-4. That downturn was also characterized by slumping cap-weighted indices, and was marked by a duration and severity that left many investors looking elsewhere for investment options. Although for very different reasons, such as Watergate, the oil embargo and a sluggish economy, it also occurred during an uneasy cultural moment.

       To the current bear market, one can add a weakening dollar, ongoing violence in the Mid-East and domestic fears of further terrorist attacks to the negative side of the ledger. On the positive side, there has been stronger-than-expected consumer confidence and a productive economy, both of which indicate that the recession might be over. This is complicated by the fact that, historically, the market leads the economy and not the other way around, yet the market continues to insist on trending downward. We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.

We would like to advance the thesis here that, although stocks as a whole are not doing great, we believe that the market is never more ready for a turnaround than when investors appear to have given up on it.

ALL STOCKS GREAT AND SMALL

       On the face of things, the recent short-term performance of both large- and small-cap stocks suggests that matters are indeed grim. The S&P 500 and Nasdaq Composite fell in each month of the second quarter and in five of the first six months of 2002, part of a sustained down market that began in March 2000 with the collapse of Internet and other technology companies. In the first half, the S&P 500 was down 13.2%, and the more tech-laden Nasdaq Composite was down 25.0%, both indices creeping close to their post 9/11 lows (which they fell below by July 22). Relatively speaking, then, the small-cap Russell 2000 has managed fairly well, although it has also endured short-term negative returns. After looking as if it had broken free of the bear in the first quarter (+4.0%), the small-cap index fell 8.4% in the second, leaving it with a loss of 4.7% for the first half. Still, it stayed ahead of its larger-cap counterparts in both the second quarter and the first half, and it was ahead of both the S&P 500 and the Nasdaq Composite for the one-, three- and five-year periods ended 6/30/02.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 3

flourishing in, or successfully weathering, a spate of bad times. A profitable and well-run company may be in an unnoticed or unglamorous line of business, which makes it difficult for other investors to catch on to what we believe is a wonderful business. These factors require us to have a long-term investment horizon.

Second, we believe that an investment approach can be evaluated only on a long-term basis, one that includes at least one full-market cycle. Although a market cycle typically lasts for a minimum of 18 months, they often last much longer. For example, the current market cycle began with the peak in March 2000 and shows few, if any, signs of ending with a new peak any time soon. Its severity has already made for some harsh judgments. Yet just as many money managers garnered more praise than they perhaps deserved during the raging bull markets of the late ’90s, others may be enduring more than their share of criticism (and redemptions) in today’s

(continued on page 6)	LETTER TO OUR SHAREHOLDERS

    Outperformance in bear markets, while offering cold comfort to most investors in the short run, is significant in building solid returns over the long run. From the time of their respective March 2000 highs, the Russell 2000 was down 21.3% through 6/30/02, while the S&P 500 and Nasdaq Composite were down 33.3% and 71.0%, respectively. Part of this down-market advantage can be attributed to small-cap’s relative underperformance in the extreme large-cap and technology bull markets of the late ’90s — having not risen to the heady highs of the Nasdaq, small-caps had less to lose. Small-cap only recently became mired in the downward cycle that has been afflicting large-caps, retaining the somewhat dubious distinction of market leader in a down market. This helps to explain our refusal to capitulate to the fatalism that has recently driven so many people out of equity investing, although it must be admitted that the indiscriminate free-fall that extended past June 30 through new large- and small-cap market lows on July 23 has been very tough on investors. However, what looks like a falling sky to some looks to us like an unsurprising, though extreme, correction. And unlike the Roman Empire, the stock market still moves in cycles. Each rise historically leads to a fall, which in turn brings about another rise, and so on. This duration feels painfully long, and the current downturn has discouraged many investors, but we think that the historically cyclical nature of the stock market must always be borne in mind.

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

ET TU, VALUE?

     In an even more pronounced fashion than has been demonstrated by small-cap as a whole, small-cap value has so far performed well in the long bear market. In fact, from the small-cap market peak on 3/9/00, the Russell 2000 Value index was up 43.6% through 6/30/02, while the Russell 2000 Growth index suffered a 55.5% decline over the same period, an amazing performance considering the double-digit declines of the three major indices during this period. Even after taking small-cap value’s dismal returns from June 30 through July 23 into account, the style’s long-term advantage remains considerable.

SMALL-CAP VALUE BOOGIE through June 30, 2002
	RUSSELL 2000 VALUE	RUSSELL 2000 GROWTH

Year-to-date 2002	7.3%	–17.4%

1-Year	8.5%	–25.0%

3-Year (Annualized)	12.0%	–9.6%

     Small-cap value’s 2002 performance has been solid. Until mid-April, the small-cap value asset category was the market’s leader. In fact, one striking element of this year’s second-quarter downturn was the negative performance of many small-cap value issues, as the bears’ ravenous appetite led them to search under all tents. However, the Russell 2000 Value index’s second-quarter drop of 2.1% looks almost benign when compared to the Russell 2000 Growth index’s loss of 15.7% for the same period. Similarly, the value index’s healthy first-half return of 7.3%, which was well ahead of its growth counterpart’s –17.4% mark, would be nectar to many investors.

      The market’s current problems appear to have inspired a reflexive recoil from equity investing as a whole. Throughout much of the second quarter, investors turned thumbs down to the equity gladiators, and understandably so, as the bad news continued to pile up. Much of this information had little or nothing to do with small-cap stocks themselves (or the funds that invest in them), but that has not deterred people from a pattern of selling that might best be described as indiscriminate. At first, the sustained crash of 2000 seemed to remind many investors of the sterling virtues of balance-sheet quality and cash flows, ideas that may have been lost in the latest rounds of fevered selling. However, small-cap value’s more recent difficulties indicate to us that these lessons have never been more important.

Throughout much of the second quarter, investors turned thumbs down to the equity gladiators, and understandably so, as the bad news continued to pile up. Much of this information had little or nothing to do with small-cap stocks themselves (or the funds that invest in them), but that has not deterred people from a pattern of selling that might best be described as indiscriminate.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 5

very difficult bear market. We think that it’s necessary to see how an approach fares in both good times and bad.

Perhaps the most important reason is that a long-term approach allows us to take advantage of short-term thinking. Many investors, professional or otherwise, will sell shares of a company for missing an earnings estimate or because of a downturn in the firm’s business or industry that may turn out to be temporary. They may be speculators — traders interested only in short-term swings in a stock’s price — or simply impatient. Whatever the reason, we think that over long-term periods, we can potentially capitalize on the short-term thinking that often dominates the investment world.

If investors always behaved rationally, then there would be few opportunities for value investors like us. However, the investment world does not live by reason alone, so opportunities are almost always created by the stock

(continued on page 8)	LETTER TO OUR SHAREHOLDERS

FRIENDS , INVESTORS, SHAREHOLDERS, LEND US YOUR EARS

    Without doubt, some of this emotional selling affected first-half performances for The Royce Funds. Certainly overall returns for our open-end funds reflected the market’s volatility. There has never been such a disparity among The Royce Funds for a six-month performance period as we saw in the first half of 2002, with top gainer Royce Special Equity Fund up 19.5%, Royce Trust & GiftShares Fund down 7.9% and the other seven funds in this report coming in at various points in between. Relatively higher portfolio weightings in more volatile industries such as telecommunications and biotech hurt on the down side, while relatively greater exposure to more traditional cyclical industries such as oil and gas, retail and other consumer-oriented areas helped some portfolios retain first-quarter gains in the difficult second quarter. In general, we think that certain depressed industries offer excellent performance potential, though obviously they had not reached a bottom by June 30. This is all right with us — we have typically been willing to endure short-term performance snags when we thought that they would lead to stronger long-term performance.

    Over the long term, the performance picture looks better. All of The Royce Funds then in existence were ahead of the Russell 2000 for the one-, three-, five- and 10-year periods ended 6/30/02. In addition, each of the Funds in this report provided double-digit positive returns from the 3/9/00 small-cap market peak through 6/30/02, putting them substantially ahead of the Russell 2000. Finally, our performance advantage over the small-cap benchmark came with lower downside volatility. (Page 31 has a more complete discussion of volatility.) Our mission remains the same — to help investors build wealth over the long term with lower levels of volatility.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

FOR THOSE ABOUT TO BUY, WE SALUTE YOU

     One source for the sense of hopelessness that many investors now seem to be feeling has been the double-barreled nature of the bear market: The Internet bubble was followed by the events of 9/11 and then by Enron and other corporate scandals, which combined to form a now longer-than-two-year bear market. It is worth remembering, however, that the long bull market was itself fueled first by the run-up in both traditional and tech-related large-cap stocks from 1995 through 1998, when the S&P 500 was the dominant index, and then by the frenzy of the technology and Internet bubble of 1998-1999, when the Nasdaq was the index of the day.

     So in many ways, the ongoing correction, while definitely unpleasant, has historical precedent — specifically the bear market of ’73-4 that we mentioned earlier. Furthermore, when people seem to have given up on stocks, the behavior has often signalled a bottom. The perception of a stock market nearing ruin remains stronger than what we see as the reality. As a check, our best recourse is to look at what has happened historically. While granting that every bubble blows up in its own particularly miserable way, we feel that the past remains the best tool available with which to analyze the market’s future.

     We are now emerging from a period where the S&P 500’s four-year cumulative total return was –8.0% for the period ended 6/30/02. A four-year loss for the S&P 500 has not happened since 1975, when it was followed by a six-year period of solid average annual total returns. In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.

In attempting to look ahead to the next three to five years, our sense is that overall total equity returns should be positive. No one, of course, can predict the bottom, but we would not be shocked if it arrived before the end of the year. With equal doses of hope and caution, we are prepared to raise the bullish flag for equities a little higher.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 7

market’s short attention span. The current climate, in which so many investors are behaving fatalistically in the face of plummeting prices, has created many chances for us to make what we think are intelligent long-term decisions in contrast to the short-term mindset of others.	LETTER TO OUR SHAREHOLDERS

O! THAT A MAN MIGHT KNOW THE END OF THIS DAY ’S BUSINESS,
ERE IT COME

    In the mean time, we are seeing what we regard as terrific opportunities in the current market. The one advantage of bear markets for value investors (even those bear periods in which value stocks perform well) has been the ample supply of beaten-up companies. Our task is to sort through those industries that have been punished and find what we think are well-managed, financially strong businesses. We then hold on and wait patiently for bad fortune to reverse itself, helped along by good management and successful business practices. It often requires years, but we believe that a good business should always be worth more than what we invest in terms of both money and time. Rome was not built in a day, and neither is a solid mutual fund portfolio.
    In the months to come, small-cap value investing may be facing a curtain call in terms of market leadership. The style has recently seen its first sustained correction since the current market cycle began in March of 2000. We think that small-cap value can continue to do well, especially if volatility remains high, and still believe that the current decade is likely to see higher returns for small-cap than for large-cap stocks. Interestingly, the recent round of accounting scandals may actually help small-cap relative outperformance. Small-cap companies are typically involved in a single line of business. This makes their accounting simpler, easier to grasp and more transparent than their larger counterparts. However, it’s not unreasonable to expect our approach to lag a bit in any substantial rally, as it has occasionally done in the past. Our guess is that no style or asset class — value or growth, large or small — will dominate over the next three to five years, a period which we still see as having low, but positive average annual total returns for the market in general. We are content with this possibility and ultimately see good things for equity investors.

    We appreciate your continued support.

 Sincerely,

	Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2002

P.S. The final chapter on the recent market gyrations has yet to be written. For updates and commentary, pay a visit to www.roycefunds.com. Our “What’s New” feature, located on the homepage, is a shareholder’s best source for up-to-date information on the Funds.

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception.The current cycle represents what we believe is a return to an historically more typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 9/21/01) and through June 30, 2002.

	PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 9/21/01	TROUGH-TO-CURRENT 9/21/01 – 12/31/01	PEAK-TO-CURRENT 3/9/00 – 12/31/01
Russell 2000	26.3%	–36.2%	23.4%	–21.3%
Russell 2000 Value	–12.7	7.1	34.1	43.6
Russell 2000 Growth	64.8	–60.0	11.3	–55.5
BROADLY DIVERSIFIED FUNDS
Pennsylvania Mutual*	0.7	11.4	27.6	42.1
Royce Micro-Cap*	10.7	0.0	31.4	31.5
Royce Total Return*	–5.4	17.3	26.9	48.9
Royce Low-Priced Stock	18.8	10.1	31.2	44.4
Royce Opportunity*	43.3	–7.0	33.1	23.7
CONCENTRATED FUNDS
Royce Premier	8.3	2.3	21.8	24.7
Royce Trust & GiftShares*	54.0	–1.7	18.5	16.5
Royce Special Equity	n.a.	23.9	45.3	80.0
Royce Select	n.a.	3.2	21.9	25.8

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Royce Special Equity Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce Low-Priced Stock Fund, all of which posted double-digit positive results for the period.

TROUGH-TO-CURRENT: Through June 30, 2002, value led growth during the rally from the September low. All Royce Funds posted total returns of more than 15% during this period. Our funds with higher micro-cap exposure fared best, with Royce Special Equity Fund (+45.3%), Royce Opportunity Fund (+33.1%) and Royce Micro-Cap Fund (+31.4%) earning top performance among the funds.

PEAK-TO-CURRENT: Through June 30, 2002, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (–21.3%) and all have posted total returns of more than 15%. Interestingly, our most conservative offerings, Royce Special Equity Fund (+80.0%) and Royce Total Return Fund (+48.9%), were our best performers.

*

All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant B Class and/or Financial Intermediary Class bear an annual distribution expense, and Consultant Class shares purchased prior to October 1, 2001 and Consultant B Class shares are subject to a deferred sales charge, which are not borne by the Investment Class shares.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 9

PERFORMANCE HIGHLIGHTS

All of The Royce Funds outperformed the Russell 2000 from its peak on 3/9/00, as well as for the 1-year, 3-year and 5-year periods.	2ND QTR 2002 RETURN	YEAR-TO DATE	SMALL-CAP 2000 PEAK 3/9/00 – 6/30/02

RUSSELL 2000	–8.4%	–4.7%	– 21.3%

PENNSYLVANIA MUTUAL FUND* our flagship Fund that is co-managed by Chuck Royce and Whitney George outperformed the Russell 2000 for the one-, three-, five-, 10-, 15- and 20-year periods ended June 30, 2002. The Fund’s 25-year average annual total return was 15.5%..	–4.9	3.5	42.1

ROYCE MICRO-CAP FUND* a broadly diversified portfolio that is managed by Whitney George invests primarily in companies with market caps less than $400 million. RMC outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2002. The Fund’s average annual total return since inception was 15.8%.	–6.3	3.9	31.5

ROYCE TOTAL RETURN FUND* a broadly diversified portfolio, managed by Chuck Royce, that invests primarily in dividend-paying small-company stocks, outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2002. Royce Total Return Fund had the fifth lowest Standard Deviation among 349 small-cap objective funds with a three-year history tracked by Morningstar through June 30, 2002. RTR’s average annual total return since inception (12/15/93) was 14.5%.	–3.4	5.5	48.9

ROYCE LOW-PRICED STOCK FUND a portfolio managed by Whitney George, that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $20. RLP outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2002. The Fund’s average annual total return since inception was 16.7%.	–9.6	–2.1	44.4

ROYCE OPPORTUNITY FUND* managed by Buzz Zaino, outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended June 30, 2002. The Fund, which uses an opportunistic value approach, had an average annual total return since inception of 18.3%.	–6.0	3.6	23.7

ROYCE PREMIER FUND a concentrated portfolio, invests primarily in companies with market caps between $400 million and $2 billion. Co-managed by Chuck Royce and Whitney George, the Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2002. The Fund’s average annual total return since inception was 12.8%.	–6.6	–1.0	24.7

ROYCE TRUST & GIFTSHARES FUND* a fund managed by Chuck Royce, designed for gifting and estate planning. The Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended June 30, 2002. The Fund’s average annual total return since inception was 20.3%.	–9.6	–7.9	16.5

ROYCE SPECIAL EQUITY FUND a portfolio that invests primarily in companies with market caps less than $1 billion, was up 32.1% for the one-year period ended 6/30/02. Managed by Charlie Dreifus, the Fund outperformed the Russell 2000 for the one-year, three-year and since inception (5/1/98) periods ended June 30, 2002. RSE’s average annual total return since inception was 10.7%.	3.7	19.5	80.0

ROYCE SELECT FUND our concentrated, performance-fee fund for qualified clients is managed by Chuck Royce. The Fund outperformed the Russell 2000 for the one-year, three-year and since inception (11/18/98) periods ended June 30, 2002. RSF’s average annual total return since inception was 20.3%.	–12.0	–6.8	25.8
*

All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class bear an annual distribution expense, and Consultant Class shares purchased prior to 10/01/01 and Consultant B Class shares are subject to a deferred sales charge that are not borne by the Investment Class.

See pages 12 – 31 for a discussion of performance returns and risk statistics.
10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

FUND FOCUS

SPECIAL VALUES

Value investors share certain general traits, namely a dread of overpaying for stocks and a deep aversion to risk — yet the approach allows for a considerable amount of difference among money managers. Here at Royce & Associates, our portfolio management staff runs the gamut from conservative to relatively more aggressive outlooks on small-cap value investing. We also think that each portfolio manager brings a distinctive element to his work and a unique perspective on the large and diverse small-cap universe. This is especially true for Senior Portfolio Manager Charlie Dreifus and Royce Special Equity Fund (RSE), the fund that he manages.
     Like many value investors, Charlie was influenced by the teachings of investment guru Benjamin Graham, especially Graham’s central tenet of investing in companies believed to have a “margin of safety.” Warren Buffett’s closely related practice of buying well-run franchises in stable and profitable niche businesses was another important guiding principle. The names of Graham and Buffett are familiar to investors of all kinds. However, Abraham Briloff is less well known, but he has been equally significant in Charlie’s investment practice. Briloff emphasizes the importance of “accounting cynicism” — the idea that a company’s financial statements, if examined with the proper level of scrutiny, create a picture of a business’s culture as well as its financial condition. It’s a labor-intensive process, one that involves poring over footnotes, double checking facts and gaining a deep understanding of the firm’s business in order to see if the company’s accounting practices accord with current financial reality. If they do, and they meet the more traditional value criteria, the company becomes a potential purchase candidate in RSE’s portfolio.

     Charlie sees the addition of accounting cynicism as the critical enhancement to his value approach. When he selects small- and micro-cap companies for RSE’s portfolio — generally limiting himself to those less than $1 billion in market cap — his primary goal is to find what he regards as a good business with high returns on capital selling at a deep discount to his assessment of its worth as a business. Business and financial stability is crucial, but only at what he deems to be the appropriate price. What informs these assessments is the occasionally arduous spade work that intense examination of financial statements entails.
     In making his selections, Charlie also strives to limit volatility, which is another reason why accounting issues are so important to him. He is not looking for potential high-growth stocks, instead preferring the kind of company that demonstrates steady growth over a three-year or longer time period. He thinks it’s better that a company’s growth be lower than to risk more loss than is absolutely necessary, which helps to explain why the Fund’s exposure to traditional areas such as consumer and industrial stocks is so high and its exposure to technology is so low (See page 27 for more details). Charlie favors simple, prosaic businesses that generate cash and hoard their equity. This can often result in portfolio companies becoming attractive takeover or Dutch tender targets.
     This approach places the Fund on the more conservative end of the value investing continuum, as its volatility scores indicate. Its average annual total returns, however, have been solid. We think that the Fund’s conservative corporate buyer’s approach can make it an appropriate option for an investor looking for a highly risk-conscious approach to investing in small- and micro-cap companies.

RSE VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON
	AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002			VOLATILITY SCORES INCEPTION THROUGH JUNE 30, 2002
	1-Year	3-Year	Since RSE Inception (5/1/98)	Beta	Standard Deviation

Royce Special Equity Fund	32.14%	17.22%	10.74%	0.26	13.50

Russell 2000	–8.60	1.67	0.17	0.88	24.10

Past performance is no indication of future results. The Funds invest primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see page 31 for more detailed performance and risk disclosure including a description of beta and standard deviation.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 11

PENNSYLVANIA MUTUAL FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
Jan-June 2002*			3.52%

Our flagship, Pennsylvania Mutual Fund (PMF), managed to avoid some of the shifting tides that washed over the stock market in 2002’s first half. PMF was up 3.5% in the first half, ahead of the Russell 2000, its small-cap benchmark, which was down 4.7%. The Fund’s diverse portfolio of small- and micro-cap stocks helped it to glide relatively smoothly through the first-quarter up market and to weather the waves of the second-quarter downturn, when even value-oriented stocks were rocked by heavy weather. The long-term news was even more pleasing: From the small-cap market peak on 3/9/00 through 6/30/02, the Fund was up 42.1% versus –21.3% for the Russell 2000. PMF’s average annual total return for the 25-year period ended 6/30/02 was 15.5%.
     The market’s current decline began in March of 2000, but prior to this year’s second quarter, most small-cap value investors had not yet felt the pinch. That all changed in mid-April of 2002, when the onslaught of accounting scandals and consequent shattering of investor confidence began to affect an even broader range of stocks. The end result for many of the Fund’s more traditional value industries, such as construction materials, industrial components, printing, and transportation and logistics, was an erosion of first-quarter gains. The consequences for holdings in the more volatile Technology and Health sectors were more dire, as these areas saw the highest net losses of all the Fund’s sectors in the first half. However, we are still highly confident about the prospects for a number of companies in both Technology and Health. In spite of recent losses, the Fund’s exposure to both sectors increased slightly from 12/31/01.
     Our confidence rests in large part on the belief that capital spending on technology will eventually resume, and that the companies that we have chosen in the Fund

1-Year			4.09
3-Year			13.48
5-Year			12.08
10-Year			12.61
20-Year			15.33
25-Year			15.50
*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996 1995 1994	PMF 18.4% 18.4 6.0 4.2 25.0 12.9 18.7 –0.7	Year 1993 1992 1991 1990 1989 1988 1987 1986	PMF 11.3% 16.2 31.8 –11.5 16.7 24.6 1.4 11.2

				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Curtiss-Wright — This manufacturer of motion and flow control devices for the defense, aerospace, automotive and other industries benefitted from a robust market for defense-related stocks, as well as from its own well-managed business.

				Curtiss-Wright	$5,127,565
				Thor Industries	4,810,578
				Gold Fields ADR	3,262,159
				Weyco Group	2,891,620
				Charming Shoppes	2,730,731
				We sold some shares at various times in the first half.

MORNINGSTAR VOLATILITY MEASURES*

Thor Industries — A lousy stock market proved to be no road block for this recreation vehicle and small- to mid-sized bus manufacturer that announced record sales in May and a two-for-one split in June. We sold some shares in the first half, but continue to hold a large position.

	PMF	Category Median	Best Quartile Breakpoint
Sharpe Ratio	0.61	0.08	0.38
Standard Deviation	16.49	24.95	19.56
Beta	0.53	0.87	0.66
*Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.				†All performance and risk information presented herin is for PMF’s Investment Class. Shares of PMF’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.
12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

will be well-positioned to benefit from this increase. Micro-cap company TTM Technologies provides specialized manufacturing services to the circuit board industry. We like its niche business as a technology service company and have been building our position since January. In terms of Health stocks, Lexicon Genetics is a biopharmaceutical company specializing in what it calls gene knockout technology, which is designed to systematically discover the physiological functions and medical uses of genes. The company’s stock price has been steadily falling since January as part of the very tough market for drug and biotechnology issues. We like the growth potential of its business and the fact that it has nearly $3 in cash per share.
       The Fund’s increased exposure to Natural Resources reflects both the increased number of names that we purchased in the precious metals industry — including Gold Fields, Apex Silver Mines and top-ten holding AngloGold — and their strong first-half performance. Oil and gas and energy services companies also posted solid first-half returns. The Fund’s top-performing industry in the first-half, however, was the long-time value stalwart, retail. We took advantage of rising stock prices in the second quarter to trim our positions in Charming Shoppes, Big Lots, Galyan’s Trading Company and Claire’s Stores, although we still hold good-sized stakes in each company. Retail stocks provided one of the few safe harbors as the market grew increasingly bearish.
       We believe that the Fund’s holdings in currently depressed but promising industries, as well as in those that have been performing well, leave it poised to potentially benefit from ongoing market volatility.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$440 million
			Weighted Average P/E Ratio	20.0x*
			Weighted Average P/B Ratio	1.6x
			Weighted Average Yield	0.8%
			Fund Net Assets	$805 million
			Turnover Rate	11%
			No. of Holdings	230
			Symbol (Investment Class) (Consultant Class)	PENNX RYPCX
		*Excludes 27% of portfolio holdings with zero or negative earnings as of 6/30/02.

		TOP 10 POSITIONS % of Net Assets
			Curtiss-Wright	1.4%

			Simpson Manufacturing	1.1
			Florida Rock Industries	1.1
			Lincoln Electric Holdings	1.0
			Thor Industries	1.0
			Weyco Group	1.0
			Woodward Governor	1.0
			AngloGold ADR	0.9
			Cato Cl. A	0.9
			ProAssurance	0.9
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Emisphere Technologies — The precipitous drop in the stock’s price after the late-stage failure of an oral version of a blood-thinning drug led us to sell the Fund’s position.

Sapient — The price of this technology and internet business consultant began to tumble in January thanks to the woeful conditions in its industry. We sold some shares in the first half, but are holding on and hoping for a turnaround when technology spending picks up again.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Emisphere Technologies	$4,608,118		Technology	15.9%
Sapient Corporation	3,897,010		Indistrial Products	12.3
Lexicon Genetics	3,644,560		Natural Resources	12.0
Applera Corporation - Celera Genomics Group	2,373,178		Health	10.9
Fab Industries	2,030,409		Consumer Products	9.8
			Financial Intermediaries	7.2
			Industrial Services	6.1
			Consumer Services	5.4
			Financial Services	1.1
			Diversified Investment Companies	0.8
			Miscellaneous	4.9
			Cash & Cash Equivalents	13.6

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Pennsylvania Mutual Fund	13.5%	14.7	0.92
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 13

ROYCE MICRO-CAP FUND†
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
Jan-June 2002*			3.88%

Micro-cap stocks managed to hang tough in 2002’s tumultuous first half. Royce Micro-Cap Fund (RMC) was up 3.9% in the first half, ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period.The Fund got off to a very strong start, up 10.8% in the first quarter, before succumbing to the bear market in the second quarter, when the Fund was down 6.3%. However, we are pleased that RMC has so far performed well in the long bear market that began in March of 2000. The Fund was up 31.5% from the small-cap market peak on 3/9/00 through 6/30/02, substantially outpacing the Russell 2000, which fell 21.3% in the same period.The Fund’s average annual total return for the 10-year period ended 6/30/02 was 15.9%.
     RMC saw strong, bear-defying performances from some traditional cyclical industries. This was a particularly positive development because the first-quarter gains of many value-oriented stocks elsewhere in the market were completely lost in the second-quarter downturn. Holdings in the retail, sports and recreation, leisure and entertainment, energy services, oil and gas and apparel and shoes industries all turned in solid first-half gains. In addition, holdings in precious metals companies “struck gold” in the first half, with Hecla Mining and Apex Silver Mines the top performers. Micro-cap companies can be hard to find in this industry, so we were especially pleased with the sterling returns that these businesses produced. We continue to hold large positions in both stocks, as we like the ongoing performance potential of this industry.
     The Fund’s two largest sectors, Technology and Health, posted the largest net losses in the first half. More than any other holdings, companies in these sectors fell victim

1-Year 3-Year 5-Year 10-Year Since Inception (12/31/91)			3.82 18.19 13.19 15.86 15.79
* Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992			RMC 23.1% 16.7 13.7 –3.3 24.7 15.5 19.1 3.6 23.7 29.4

				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain. Year-to-Date Through 6/30/02

Ducommun – Talented management and the ability to prosper in a very competitive industry helped boost the price of this military aircraft component manufacturer. We increased our stake in February and are happy to keep holding what we think is a terrific company.

				Ducommun	$3,084,859
				Jos. A. Bank Clothiers	3,033,812
				Thor Industries	2,792,638
				Hecla Mining	1,758,428
				Curtiss-Wright	1,270,966

MORNINGSTAR VOLATILITY MEASURES*

Jos. A. Bank Clothiers — People may have been avoiding the stock market, but they were content to continue spending, which put this menswear retailer in the very fashionable spot of increasing sales and a climbing stock price. We reduced our position in April and May.

	RMC	Category Median	Best Quartile Breakpoint
Sharpe Ratio	0.74	0.28	0.70
Standard Deviation	20.74	32.87	20.40
Beta	0.64	0.86	0.63

* Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 25 micro-cap objective funds (lowest expense class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $300 million.)

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002				†All performance and risk information presented herin is for RMC’s Investment Class. Shares of RMC’s Consultant Class bear an annual distribution expense which is not borne by the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

to the second-quarter downturn, which hit technology and health-related stocks throughout the market especially hard. Nonetheless, many of these holdings represent our highest-confidence selections. Indeed, we significantly increased our exposure in both sectors from the end of last year. We took advantage of declining prices throughout the first half to build our position in each of the five companies listed in the “Good Ideas at the Time” section below. Falling second-quarter prices led us to more than double our stake in long-time holding Electroglas, which supplies process management tools to the semiconductor industry. We like the company’s growing business and think that it will benefit from a pick-up in capital spending on technology.
       We also like the potential long-term prospects for some of the Fund’s larger holdings. Powell Industries manufactures electricity-delivery components and other equipment primarily to the utilities and energy industries. The firm has carved out a niche in a high-demand business by offering specialized products with a strong commitment to service. With a market cap of approximately $220 million, Powell’s growth has been steady and projected earnings for 2002 run between $1.55 and $1.60 per share. The company’s founder remains at the helm and oversees what we think is a well-managed business with a great balance sheet and high returns on assets. Powell is the sort of consistent, but unglamorous performer that we think is often plentiful in the micro-cap sector.
       Companies like this inspire our confidence in the Fund’s ability to hold its own in what we expect to be a volatile market over the next several months.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$251 million
			Weighted Average P/B Ratio	1.5x
			Weighted Average Yield	0.3%
			Fund Net Assets	$407 million
			Turnover Rate	10%
			No. of Holdings	188
			Symbol (Investment Class) (Consultant Class)	RYOTX RYMCX

		TOP 10 POSITIONS % of Net Assets
			Ducommun	1.3%

			Powell Industries	1.2
			3TEC Energy	1.2
			Gene Logic	1.2
			Wescast Industries Cl. A	1.2
			Transaction Systems Architects Cl. A	1.1
			Prima Energy	1.1
			Antigenics	1.1
			Somera Communications	1.1
			Richardson Electronics	1.1
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Emisphere Technologies — We still think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. The Fund’s position was substantially increased in the first half.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Emisphere Technologies	$3,785,681		Technology	23.9%
Lexicon Genetics	2,457,440		Health	14.7
Read-Rite	1,854,565		Natural Resources	12.0
CryptoLogic	1,674,943		Industrial Products	8.0
Electroglas	1,428,250		Industrial Services	7.5
			Consumer Products	7.3
Lexicon Genetics — The stock price of this biopharmaceutical company has been steadily falling since January, dragged down in the very difficult market for drug and biotechnology issues. The firm specializes in what it calls gene knockout technology, which is designed to systematically discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we more than tripled our stake between January and June.			Financial Intermediaries	6.0
			Consumer Services	3.8
			Financial Services	1.9
			Miscellaneous	4.8
			Cash & Cash Equivalents	10.1

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Micro-Cap Fund	18.2%	17.7	1.03
		Russell 2000	1.7	23.2	0.07

*  Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 15

ROYCE TOTAL RETURN FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
	Jan-June 2002*		5.47%

There has been a lot of talk recently that dividend-paying stocks are making a comeback, but as far as Royce Total Return Fund’s (RTR) portfolio is concerned, we never thoughtthat they went away. The Fund was up 5.5% in the first half, well ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period. RTR’s emphasis on dividend-paying small- and micro-cap stocks helped it to hold on to most of the gains it made in the more dynamic first quarter. More importantly from our vantage point, RTR substantially outpaced the Russell 2000 from the small-cap market peak on 3/9/00 through 6/30/02 with a return of 48.9% versus –21.3% for the index. The Fund’s average annual total return since inception (12/15/93) for the period ended 6/30/02 was 14.5%.
     We have always viewed dividends as a potential cushion against the extremes of market volatility, so we are not surprised that more attention is being paid to their importance in the currently volatile environment. However, we are somewhat amused by the implication that dividends are being re-discovered. After all, cautious investors have been consistently holding stocks that pay dividends for decades. It’s one of the oldest rationales in existence for buying equities. The idea that this is a new development or a growing trend perhaps shows that the attitudes of the wild bull markets of the ’90s have not yet been completely forgotten, even if their wildly high returns have.
     In any event, we were pleased with the performances of several companies in traditional cyclical industries in the Fund’s portfolio during the first half. Chelsea Property Group is a real estate investment trust (REIT) whose managing general partner

	1-Year		6.19

	3-Year		12.94

	5-Year		11.03

	Since Inception (12/15/93)		14.51

* Not annualized.
	CALENDAR YEAR TOTAL RETURNS
	Year		RTR

	2001		14.8%

	2000		19.4

	1999		1.6

	1998		4.8

	1997		23.7

	1996		25.5

	1995		26.9

	1994		5.1

	MORNINGSTAR VOLATILITY MEASURES*				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02		Puerto Rican Cement — Small-caps often inspire larger companies with the urge to merge, which happened for this long-held construction aggregates company
		RTR	Category Median	Best Decile Breakpoint	Puerto Rican Cement Company Curtiss-Wright Thor Industries Big Lots AngloGold ADR	$2,323,235 2,284,691 2,266,550 2,046,750 1,695,413

	Sharpe Ratio	0.69	0.08	0.63

	Standard Deviation	13.71	24.95	16.36

in June when a larger competitor made a buyout offer at a substantial premium, sending its stock price soaring.

Curtiss-Wright — This manufacturer of motion and flow control devices for the defense, aerospace, automotive and other industries benefitted from a robust market for defense-related stocks, as well as from its own well-managed business. We sold a small portion of our shares in March.

	Beta	0.44	0.87	0.51
*	Three years ended 6/30/02. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

†All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant and Financial Intermediary Classes bear an annual distribution expense which is not borne by the Investment Class.

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

specializes in developing and marketing upscale outlet malls, which have thrived as consumers have continued to spend through the current recession. The company has not only become the dominant player in this industry, but has also enjoyed success in joint real estate ventures in Japan. Shortly after announcing a stock split in May, the company increased its dividend in June. We think that this is a very well-managed business, so we are holding on to a large position. AngloGold is a South African gold mining company with international operations that also pays a steady dividend. We like the firm’s management and its high returns on capital. Although its stock price climbed throughout the first half, we think that the precious metals industry still has room to grow.
       Sagging stock prices allowed us to increase our position in two companies whose turnaround potential we like. DQE is a utility company that recently issued additional stock as a means to reduce its debt. We think that this is a strong business beset by admittedly large difficulties that we think management can overcome. Autodesk provides software and digital content for a variety of industries. Its stock price has fallen in great disproportion to our estimate of its worth as a business, so we increased our stake in what we regard as a unique and well-run business.
       With the stock market likely to remain highly volatile for the foreseeable future, we are confident about the long-term performance potential for the Fund’s portfolio of dividend-paying small- and micro-cap stocks.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$960 million
			Weighted Average P/E Ratio	19.4x
			Weighted Average P/B Ratio	1.7x
			Weighted Average Yield	2.2%
			Fund Net Assets	$887 million
			Turnover Rate	7%
			No. of Holdings	322
			Symbol (Investment Class) (Consultant Class) (Financial Intermediary Class)	RYTRX RYTCX RYTFX

		TOP 10 POSITIONS % of Net Assets
			DQE Avnet	1.1% 1.1

			Alliance Capital Management Holding	1.0
			Franklin Electric	0.9
			Gallagher (Arthur J.) & Company	0.9
			Wesco Financial	0.8
			FactSet Research Systems	0.8
			T. Rowe Price Group	0.7
			Autodesk	0.7
			Technitrol	0.7

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Alliance Capital Management Holding — This investment management company struggled with lawsuits relating to its holdings in Enron and declining revenues that resulted from the depressed equities market. We are attracted by the company’s high yield, increased business opportunities and its long-term expertise in a field that we feel we know well, so we built our position throughout the first half.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Alliance Capital Management Holding L.P.	$2,239,980		Industrial Products	20.0%
McLeodUSA Cl. A	1,964,462		Financial Intermediaries	13.7
SEI Investments	1,862,926		Industrial Services	9.4
Perot Systems Cl. A	1,861,204		Consumer Products	8.4
PerkinElmer	1,542,561		Financial Services	8.2
			Technology	8.0
McLeodUSA — An attempt at corporate reorganization following bankruptcy for this regional telecommunications company has thus far not rung up much profit. We are keeping our fingers crossed and hoping for the best.			Natural Resources	7.3
			Health Utilities Consumer Services Miscellaneous Bonds & Preferred Stocks	3.0 2.1 1.3 4.8 1.4
			Treasuries, Cash & Cash Equivalents	12.4

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Total Return Fund	12.9%	12.3	1.05
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 17

ROYCE LOW-PRICED STOCK FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02		MANAGER’S DISCUSSION
Jan-June 2002*	–2.06%

Too many of the companies in Royce Low-Priced Stock Fund’s (RLP) portfolio finished the first half living up to the Fund’s name, and in general remained far more low-priced than we would have liked. The Fund was down 2.1% in the first half, finishing ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period. RLP’s promising first quarter (+8.3%) was undone by its difficulties in the second, when it lost 9.6%. However, we think that the long-term picture remains encouraging. The Fund was up 44.4% from the small-cap market peak on 3/9/00 through 6/30/02, well ahead of the Russell 2000’s loss of 21.3% for the same period. RLP’s average annual total return since inception (12/15/93) for the period ended 6/30/02 was 16.7%.
     The Fund’s losses came disproportionately from Health and Technology companies, specifically in the drugs and biotech, components and systems, and telecommunications industries. Many of the Fund’s biotech holdings had participated in their industry’s bullish market that lasted from 1999 through 2001, only to see the good times fade in the downturn that began in mid-April. One reason for the industry’s second quarter struggles was the ongoing absence of a director at the Food and Drug Administration, which has been making it even more difficult than usual for companies to receive approvals for new drugs and treatments. Situations like this help to explain the critical need for patience when investing in health-related companies, as frequent delays in bringing products and services to market are common. We believe that several strong niche businesses have been punished in the bear market, creating what we feel are attractive opportunities both to build existing positions and invest in new companies.
     A similarly strong feeling pervades our view of companies in the Technology sector, especially in telecommunications, semiconductors and Internet services.

1-Year	–0.92

3-Year	19.88

5-Year	17.57

Since Inception (12/15/93)	16.70

*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year	RLP

2001	25.1%

2000	24.0

1999	29.8

1998	2.4

1997	19.5
1996	22.8

1995	22.5

1994	3.0

		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Gold Fields — The Fund’s top holding, this South African mining and exploration firm was a beneficiary of the terrific rebound for precious metals companies. The company has few hedges and little debt, making it particularly attractive to us. Although we trimmed our position slightly in May, we are content to hold on to a large position.

		Gold Fields ADR Big Lots Glamis Gold Charming Shoppes AngloGold ADR	$17,847,777 10,889,471 9,074,648 8,526,438 7,364,688
MORNINGSTAR VOLATILITY MEASURES*

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold shares in May and June, though we still hold a good-sized stake.

		RLP	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.65	0.08	0.38

	Standard Deviation	26.34	24.95	19.56
	Beta	0.65	0.87	0.66

*	Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

We think that the down market has created terrific opportunities to buy near the bottom of the business cycle for many technology issues. While we do not expect the market to be as tech-crazed as it was in the late ’90s, we do believe in the ongoing importance of technology, and that many good businesses have been driven to lows that are as hard to justify as their previous highs. We began to build a position in Somera Communications in January 2001, as the telecommunications bubble was bursting. A telecommunications equipment sourcing and services company, Somera concentrates on re-selling and marketing new and used telephone equipment. The company has no debt, what we think is a terrific balance sheet and has remained profitable in what has been a near-crisis environment in its industry. Our view is that its business is capable of 20% growth when telecommunications recovers.
       Not all of the news was bad in the first half. The Fund’s holdings in retail stocks such as Charming Shoppes, AutoNation, Claire’s Stores and Pier 1 Imports posted robust gains as consumers continued to spend. Precious metals companies also did well, as Glamis Gold, AngloGold, Apex Silver Mines, Meridian Gold and Harmony Gold Mining all reaped the rewards of the reversal of a 20-year downward trend in commodity prices. We first began to look closely at what we thought were attractively priced companies in this industry in 2000, focusing first on foreign firms before we found what we felt were good bargains in domestic businesses. Our view is that the industry still has room to grow, so we are happy to keep holding for now.
       Looking forward, our feeling is that values will continue to spring up in unlikely industries. We think that RLP’s diversified portfolio remains well-positioned for solid long-term performance.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$557 million
			Weighted Average P/B Ratio	1.5x
			Weighted Average Yield	0.5%
			Fund Net Assets	$2.2 billion
			Turnover Rate	9%
			No. of Holdings	301
			Symbol	RYLPX

		TOP 10 POSITIONS % of Net Assets
			Gold Fields ADR	1.4%
			Perrigo	1.4
			Topps Company (The)	1.3
			Glamis Gold	1.3
			Goldcorp	1.3
			Meridian Gold	1.2
			Apex Silver Mines	1.2
			Callaway Golf	1.2
			Charming Shoppes	1.2
			Arctic Cat	1.2

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Emisphere Technologies — We still think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. We more than doubled our position in the first half.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Emisphere Technologies	$18,631,938		Technology	18.9%
Lexicon Genetics	14,938,136		Natural Resources	17.1
Read-Rite	12,670,758		Health	15.2
Perot Systems CI. A	12,140,458		Consumer Products	12.7
E*TRADE Group	9,060,903		Financial Intermediaries	6.3
			Consumer Services	5.6
Lexicon Genetics — The stock price of this biopharmaceutical company has been steadily falling since January, dragged down in the very difficult market for drug and biotechnology issues. The firm specializes in what it calls gene knockout technology, which is designed to systematically discover the physiological functions and medical uses of genes. We like the growth potential of its business and the fact that it has nearly $3 in cash per share, so we substantially increased our stake between January and June.			Industrial Products	5.3
			Industrial Services	4.2
			Financial Services	0.7
			Utilities	0.4
			Miscellaneous	4.9
			Cash & Cash Equivalents	8.7

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Low-Priced Stock Fund	19.9%	21.9	0.91
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
		THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 19

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
Jan-June 2002*			3.55%

Portfolio Manager Buzz Zaino tried to make the most of limited performance opportunities in the first half’s volatile stock market. Royce Opportunity Fund (ROF) was up 3.6% in the first half, finishing ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period. Over longer-term periods, performance was solid on both an absolute and relative basis. From the small-cap market peak in 3/9/00 through 6/30/02, the Fund was up 23.7%, well ahead of the Russell 2000, which declined 21.3% over the same period. ROF also outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended 6/30/02. The Fund’s average annual total return since inception for the period ended 6/30/02 was 18.3%.
     Portfolio gains were spread across a number of different industries, including aerospace and defense, retail, specialty chemicals and materials, and apparel and shoes. The strong performances of stocks in these groups revealed that, although many value-oriented stocks were caught in the bear’s grip from May onward, a significant number also managed to hang on to some of the gains that they had made earlier in the year. A handful more encountered almost no difficulties, in spite of the market’s woes, and cruised through the first half with most of their early gains intact. For example, the price of one of our top performers and new top-ten holding Lennox International, a climate control systems manufacturer, breezed upward on strong earnings and subsequent increased attention from Wall Street. In fact, several of the Fund’s stronger performers in the first half were turnaround hopefuls whose reversals of fortune helped them attract interest from a greater number of investment professionals. When we were first building our respective positions, however, few, if any, Wall Street analysts showed interest in these companies.

1-Year 3-Year 5-Year Since Inception (11/19/96)			1.63 18.67 17.20 18.31
*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997			ROF 17.3% 19.9 32.3 4.9 20.8

				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Moog — We first bought this precision motion and fluid control components manufacturer when its stock was trading for seven times earnings, thinking that it was significantly undervalued. The market gradually began to recognize its value, especially as investors were looking for defense-based companies in the aftermath of 9/11.

MORNINGSTAR VOLATILITY MEASURES*
	ROF	Category Median	Best Quartile Breakpoint	Moog Cl. A Brown Shoe Company	$4,105,148 3,772,039
Sharpe Ratio	0.65	0.08	0.38	Lennox International	3,595,530
Standard Deviation	24.47	24.95	19.56	Goody’s Family Clothing Wild Oats Markets	3,275,626 3,258,370
Beta	0.82	0.87	0.66
* Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

Brown Shoe Company — Many of the qualities that we like — talented management, intelligent moves to boost profitability and improved earnings — helped the price of this footwear retailer and wholesaler to step up in the first half. We continue to hold a large position.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

 † All performance and risk information presented herin is for ROF’s Investment Class.
   Shares of ROF’s Financial Intermediary Class bear an annual distribution expense which is not borne by the Investment Class.

PERFORMANCE AND PORTFOLIO REVIEW

          Another new top-ten holding with improved earnings was natural food supermarket chain operator Wild Oats Markets. The firm has recently streamlined operations. The combination of profitability and efficiency proved to be nutritious for operations and delicious for the stock price, which began to rise in March before falling off a bit in May and June. Being fond of the company’s experienced management team and growing business in a health-conscious nation, we bought through much of the first half.
          Of course, there were performance disappointments, too. Technology, the Fund’s largest sector, also posted the largest net loss of the Fund’s sectors, primarily due to ongoing problems in the telecommunications and components and systems industries. The bulk of ROF’s technology companies are in commodity-based, volume-oriented businesses, as opposed to tech firms that seek to provide breakthrough products and services. Investing in these kinds of businesses exposes us to risk, but we believe that the potential upside rewards of value-oriented technology investments makes such risks worth taking. Patience is also crucial because it can take years for businesses to turn around. Our view is that companies will gradually begin to spend more on technology, including those based in emerging market countries in Asia, which are largely served by U.S. technology firms. Therefore, a slight recovery in late August for industrial-based technology firms does not seem out of the question, and we believe this could lead to a broader rebound for some of tech’s most troubled areas. We are thus content for ROF to maintain its relatively large weighting in technology issues.
          We think that the Fund is well-positioned to handle the currently high levels of volatility in the market.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$311 million
			Weighted Average P/B Ratio	1.3x
			Weighted Average Yield	0.6%
			Fund Net Assets	$868 million
			Turnover Rate	15%
			No. of Holdings	295
			Symbol (Investment Class) (Financial Intermediary Class) (Institutional Class)	RYPNX RYOFX ROFIX

		TOP 10 POSITIONS % of Net Assets
			Brown Shoe Company	1.0%

			Moog Cl. A	1.0
			Wild Oats Markets	0.9
			Lennox International	0.9
			Standard Microsystems	0.9
			Arkansas Best	0.9
			Carreker Corporation	0.8
			Wellman	0.8
			Vishay Intertechnology	0.8
			Albany International Cl. A	0.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

Atlas Air Worldwide Holdings — We think that this air cargo outsourcer and insurer is capable of 10% annual growth, thanks to its growing global business. The stock price took some major dives as the company struggled to resolve labor issues. We added to our position throughout the first half.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Atlas Air Worldwide Holdings	$4,012,959		Technology	28.2%
Read-Rite	3,736,087		Industrial Products	25.7
GlobespanVirata	3,687,523		Industrial Services	10.3
Gerber Scientific	2,704,875		Consumer Services	9.2
Merix Corporation	2,614,508		Consumer Products	6.4
			Natural Resources	4.7
Read-Rite — Severe production problems led this independent supplier of magnetic recording heads for hard disk and tape drives to miss revenue targets, which had a predictable effect on the stock price. We think that the company’s strong balance sheet and solid niche business can help it to rebound.			Health	2.5
			Financial Intermediaries	1.8
			Utilities	0.4
			Financial Services Miscellaneous	0.4 4.7
			Bond & Preferred Stocks	0.2
			Cash & Cash Equivalents	5.5

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Opportunity Fund	18.7%	20.6	0.91
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read he prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 21

ROYCE PREMIER FUND

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
Jan-June 2002*			–0.95%

While portfolio concentration has thus far not been an ideal strategy for 2002’s very volatile market, Royce Premier Fund’s (RPR) portfolio of a limited number of small-cap stocks managed to avoid the larger losses endured by small-caps as a whole. The Fund was down 1.0% in the first half, ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period. The long-term news was better, as the Fund outperformed the Russell 2000 for the one-, three-, five- and 10-year periods ended 6/30/02. RPR was also well ahead of its benchmark from the small-cap market peak on 3/9/00 through 6/30/02, when it was up 24.7% versus –21.3% for the Russell 2000. The Fund’s average annual total return for the 10-year period ended 6/30/02 was 13.4%.
     Holdings in the Technology sector suffered the largest net losses in the first half. During the first six months, we were steady buyers of what we regard as promising companies in this often-volatile area. Knowing that it is impossible to predict any industry’s bottoming out point, we spent our time looking for companies trading at a significant discount to our estimate of their worth as a business. Plentiful purchase opportunities thus helped to mitigate slightly a disappointing short-term performance period. Capital spending by businesses on technology is in a depressed state. Yet we are confident that this condition will eventually reverse itself and that some of the portfolio’s holdings are potential beneficiaries of such a shift.
     The price of technology and business consultant Perot Systems began to free-fall in May after the company was accused of price manipulations in the California energy market. Our sense is that the firm will survive the imbroglio and resume its place as a

1-Year 3-Year 5-Year 10-Year Since Inception (12/31/91)			0.21 9.83 9.35 13.35 12.82
*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992			RPR 9.6% 17.1 11.5 6.7 18.4 18.1 17.8 3.3 19.0 15.8

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold shares, though we still hold a large position.

MORNINGSTAR VOLATILITY MEASURES*
	RPR	Category Median	Best Quartile Breakpoint	Big Lots Curtiss-Wright	$19,159,554 10,934,046
Sharpe Ratio	0.35	0.08	0.38	AngloGold ADR	8,564,782
Standard Deviation Beta	17.32 0.66	24.95 0.87	19.56 0.66	Charming Shoppes Claire’s Stores	6,485,212 5,848,046
* Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

Curtiss-Wright — This manufacturer of motion and flow control devices for the defense, aerospace, automotive and other industries benefitted from a robust market for defense-related stocks, as well as from its own well-managed business. We realized some gains in February and June, but continue to hold a large position.

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

leader and innovator in its field. We increased our position between February and June. We have similar hopes for business and information technology consultant Keane, which has seen its price plunge as a result of earnings disappointments and Wall Street analyst neglect. We added to our stake several times in February, May and June. Semiconductor and component distributor Avnet has also struggled during tech’s long, dark night, but we think that its expanding core business can help its stock price to recover. Health stocks also felt the brunt of the down market, and we took advantage of falling prices to build certain positions, as we did with Technology companies. Gene-based therapeutic discovery and development company, Applera-Celera Genomics Group, has what we think is a strong and potentially profitable core business, but has had to cope with short-term losses and a declining stock price.
       The good news could be found primarily in cyclical industries that managed to hold or build on first-quarter gains through the second-quarter downturn. Retailers and long-time holdings Charming Shoppes and Claire’s Stores reaped the rewards of ongoing consumer spending and thus had rising stock prices through the end of June. We have long admired the management and financial conditions of both firms. We reduced our position in each company because their respective prices exceeded our estimates of their full value. We continue to hold large positions in AngloGold, Lincoln Electric Holdings and Precision Drilling, all of which posted strong first-half returns.
       We think that the Fund’s combination of holdings in currently depressed but promising sectors and more traditional cyclical businesses is well-positioned for what we expect will be ongoing market volatility.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$1.2 billion
			Weighted Average P/B Ratio	1.8x
			Weighted Average Yield	0.8%
			Fund Net Assets	$875 million
			Turnover Rate	20%
			No. of Holdings	52
			Symbol	RYPRX

		TOP 10 POSITIONS % of Net Assets
			Big Lots	3.8%

			Florida Rock Industries	3.2
			Lincoln Electric Holdings	3.1
			Tom Brown	3.1
			Curtiss-Wright	3.0
			Woodward Governor	2.8
			Erie Indemnity Company Cl. A	2.6
			AngloGold ADR	2.5
			PMA Capital Cl. A	2.5
			Avnet	2.4
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss

Allegiance Telecom — Some recent operational difficulties and one of the worst-ever markets for telecommunications stocks were more than enough to send the price of this telecommunications service provider to small- and mid-sized businesses plummeting. We built our position through the first quarter and are hopeful for a turnaround.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Allegiance Telecom	$15,481,442		Technology	24.9%
Sepient Corporation	11,550,270		Industrial Products	11.2
Applera Corporation - Celera Genomics Group	9,153,864		Financial Intermediaries	11.0
Perot Systems Cl. A	8,418,034		Health	9.6
E*TRADE Group	6,912,008		Natural Resources	9.3
			Industrial Services	7.7
Sapient — The price of this technology and internet business consultant began to tumble in January thanks to the woeful conditions in its industry. We sold our shares in the first half.			Consumer Services	6.8
			Consumer Products	3.8
			Cash & Cash Equivalents	15.7

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Premier Fund	9.8%	15.9	0.62
		Russell 2000	1.7	23.2	0.07

		* Return per unit of risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 23

ROYCE TRUST & GIFTSHARES FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/02				MANAGER’S DISCUSSION
Jan-June 2002*			–7.93%

The current bear market made life miserable for Royce Trust & GiftShares Fund (RTG) in the first half. We were disappointed with the Fund’s recent short-term returns not only on an absolute basis, but on a relative basis as well. RTG was down 7.9% for the year-to-date period ended 6/30/02, which was a dismal short-term performance, especially since RTG also managed to underperform its small-cap benchmark, the Russell 2000, which was down 4.7% in the first half. Fortunately, over longer-term periods, the Fund’s record was better. RTG outperformed the Russell 2000 from the small-cap market peak on 3/9/00 through 6/30/02, with the Fund posting a 16.5% return versus –21.3% for its benchmark. The Fund also outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/95) periods ended 6/30/02. RTG’s average annual total return since inception was 20.3%.
     Our feeling was that many stocks were nearing a bottom in the aftermath of the events of 9/11. The economy was improving and by late September of 2001, the equity markets seemed to be stabilizing, although many stock prices remained low. This was good news to us, as we saw what we thought were terrific bargains in technology companies and began building positions in several firms whose management, businesses and/or financial condition we liked. Unfortunately, the bear had made other plans. After 2001’s promising fourth-quarter rally was followed by a more subdued, but still positive, first quarter this year, it looked as though both the economy and the stock market had emerged from the combined effects of a bear market and a terrorist attack in remarkably solid shape. And while the economy does seem to have begun to recover, the market clearly has not yet bottomed out, especially in the more volatile sectors such as technology and health. We are still confident that some of these companies can bounce back when capital spending on technology resumes.

1-Year 3-Year 5-Year Since Inception (12/27/95)			–7.33 14.68 18.72 20.28
*Not annualized.
CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999 1998 1997 1996			RTG 20.5% 11.7 41.8 19.5 26.0 25.6

				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold our position in RTG’s portfolio in June.

MORNINGSTAR VOLATILITY MEASURES*
	RTG	Category Median	Best Quartile Breakpoint	Big Lots Delta Apparel	$503,652 266,668
Sharpe Ratio	0.51	0.08	0.38	Ritchie Bros. Auctioneers	183,570
Standard Deviation	22.39	24.95	19.56	Navigators Group Denbury Resources	147,108 132,092
Beta	0.87	0.87	0.66
* Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.
				Delta Apparel — As consumers spent through the recession, many consumer-oriented stocks reaped the rewards, and this knitwear apparel maker was no exception. We continue to hold a large position.

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

† All performance and risk information for RTG reflects Investment Class results. Shares of the RTG’s Consultant Class and Consultant B Class bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTG’s other classes.

PERFORMANCE AND PORTFOLIO REVIEW

       Two holdings in the Technology sector provide useful examples of our thinking: Allegiance Telecom provides telecommunications services for small- and mid-sized businesses. The company’s business has grown, though not as quickly as had initially been hoped, so the firm found itself in a cash crunch. Being in the midst of what might be the worst period ever for the telecommunications industry only exacerbated the descent of the stock price. We think that the company has a well-run business, so we are holding on, hopeful that the company will remain viable and that its stock price will recover. Covansys Corporation is a global information technology services company that has also endured difficult times in its industry, with falling revenues and a depressed stock price. We built our position by making a large purchase in June.
       In terms of positive news, the Fund received solid performance from top-ten holding, industrial equipment auctioneer Ritchie Bros. Auctioneers. The firm seemed to be hearing nothing but higher and higher bids as its stock price climbed steadily through the first half and record earnings were announced in May. We continue to hold a large position. Investors were seeing 20/20 when it came to contact lens manufacturer Ocular Sciences — robust earnings and growing business helped it to stay clear of the second-quarter bear, although its price slumped a bit in May. We are also holding on to large positions in cyclical industries, such as specialty property and casualty insurer Argonaut Group, insurance broker Arthur J. Gallagher and welding and cutting products manufacturer Lincoln Electric Holdings. All three are what we regard as well-managed companies with solid long-term performance potential.
       We are hopeful that the Fund can shake off its recent performance doldrums and continue to generate above average long-term average annual total returns.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization		$641 million
			Weighted Average P/B Ratio		1.7x
			Weighted Average Yield		0.9%
			Fund Net Assets		$32 million
			Turnover Rate		37%
			No. of Holdings		49
			Symbol (Investment Class) (Consultant Class) (Consultant B Class)		RGFAX RYGCX RGFCX

		TOP 10 POSITIONS % of Net Assets
			Delta Apparel		3.6%
			Gene Logic		3.1
			Covansys Corporation		2.9
			Ritchie Bros. Auctioneers		2.8
		Argonaut Group			2.8
			Newport		2.6
			Gallagher (Arthur J.) & Company		2.6
			Lincoln Electric Holdings		2.4
			Pure Resources		2.3
			Perrigo		2.2
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

CNET Networks — We first bought this technology Internet and data services provider in March 2001 because we liked its growth potential, especially its Internet media business, and its price. Needless to say, we are still waiting for a turnaround in the company’s fortunes.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
CNET Networks	$837,600		Technology		30.3%
Perot Systems Cl. A	524,150		Health		12.5
Allegiance Telecom	379,149		Industrial Services		12.2
E*TRADE Group	319,375		Financial Intermediaries		7.8
Applera Corporation - Celera Genomics Group	313,742		Consumer Products		6.9
			Natural Resources		6.2
Perot Systems — The price of this technology and business consultant plummeted in May after the company was accused of price manipulations in the California energy market. Our sense is that the firm will survive the imbroglio and resume its place as a leader and innovator in its industry.			Financial Services		4.2
			Industrial Products		2.4
			Utilities		2.2
			Cash & Cash Equivalents		15.3

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Trust & GiftShares Fund	14.7%	19.4	0.76
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 25

ROYCE SPECIAL EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/01				MANAGER’S DISCUSSION
Jan-June 2002* 1-Year 3-Year Since Inception (5/1/98) * Not annualized.			19.48% 32.14 17.22 10.74

Portfolio Manager Charlie Dreifus clearly found some small- and micro-cap stocks that lived up to the portfolio’s name. Royce Special Equity Fund (RSE) was up 19.5% in the first half, substantially ahead of its small-cap benchmark, the Russell 2000, which was down 4.7% for the same period. The long-term news was even more encouraging as the Fund outpaced the Russell 2000 from the small-cap market peak (3/9/00) through 6/30/02, posting an eye-popping return of 80.0% versus –21.3% for the benchmark. RSE also outperformed the Russell 2000 for the one-year, three-year and since inception (5/1/98) periods ended 6/30/02. The Fund’s average annual total return since inception was 10.7%.
    Since mid-April, the stock market has been under siege. The combined effects of terrorism fears, accounting issues, corporate governance, a weak dollar, government deficits, etc., have all occurred at a time when valuations, despite the decline in the market, remain expensive in our view. In fact, they still are far from their long-term, lower historical norms. The question as to what earnings number should be used for valuation purposes continues to linger and will cause ongoing hesitancy on the part of investors. In addition, market breadth has narrowed as investor confidence has fallen. The impact can be also seen in the large-cap S&P 500 index, which fell 13.4% in the second quarter. In the past 60 years, the index declined as much or more only seven times.
    Considering the bleak picture, it is fair to ask, why has the Fund done so well and what is our outlook? Even in a hostile market environment, there are opportunities. As stock pickers choosing securities based largely on valuation, profitability on

CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999			RSE 30.8% 16.3 –9.6
MORNINGSTAR VOLATILITY MEASURES*
	RSE	Category Median	Best Decile Breakpoint
Sharpe Ratio	0.92	0.08	0.63
Standard Deviation	15.39	24.95	16.36
Beta	0.24	0.87	0.51
*Three years ended 6/30/02. Category Median and Best Decile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

  Fundamentally driven, combining the value approach of Benjamin Graham with the accounting cynicism of Abraham Briloff

  Looks for companies that generate high returns on invested capital and that are inexpensively priced on an absolute basis

  Seeks to identify companies whose value is unrecognized or under-recognized by the market
GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02		K-Swiss — A robust market for retail stocks helped boost the price of this athletic footwear designer, which we first began to buy last summer on news that life might become rough for retail. We like the company’s financials and continue to hold a large position.
K-Swiss Cl. A	$1,871,807
Maxwell Shoe Company Cl. A	1,573,976
Deb Shops	1,442,103
Blyth	1,020,749
Liqui-Box	1,009,251

Maxwell Shoe Company — The stock price of this designer of casual and dress footwear for women and children advanced steadily through much of the first half, in part the result of strong sales and earnings and low expectations. We are happy to hold a large position.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

capital and a review of the company’s accounting practices, we build the Fund’s portfolio from the bottom up, seeking to avoid many of the controversies that have been affecting sectors, industries and individual securities. It is also true that smaller companies, especially those that we consider purchase candidates for RSE, tend to have more transparency, are less aggressive in areas such as mergers and acquisitions and consequently have less complex financials. The Fund’s holdings often have large owner/operator groups, which often leads to more conservative business and accounting practices.
       In general, consumer-oriented companies did well in the first half, including apparel retailer Deb Shops, candle and home fragrance maker Blyth, and coffee maker and distributor Farmer Bros. We continue to hold large stakes in Deb Shops and Farmer Bros., estimating that they have not yet reached their respective full values.
       Overall, we expect a low return environment for some time. We believe that there will be sharp rallies from time to time in which the prices of higher-beta securities (which we generally do not own) may advance. However, we think that any sustained improvement will be limited by two factors: A lack of the kind of price-to-earnings expansion that was common during the ’80s and ’90s and modest earnings improvement as a result of operating earning gains being hindered by more conservative accounting. Based on the combination of these factors, along with low dividend yields, we suspect that mid-single-digit average annual total returns are likely.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$361 million
			Weighted Average P/E Ratio	15.5x
			Weighted Average P/B Ratio	1.8x
			Weighted Average Yield	1.6%
			Fund Net Assets	$222 million
			Turnover Rate	33%
			No. of Holdings	73
			Symbol	RYSEX

		TOP 10 POSITIONS % of Net Assets
			K-Swiss Cl. A	3.8%

			Universal	3.6
			Deb Shops	3.5
			National Presto Industries	3.4
			Dress Barn (The)	3.2
			Banta Corporation	3.2
			Russ Berrie and Company	2.8
			Standex International	2.5
			Bob Evans Farms	2.5
			Maxwell Shoe Company Cl. A	2.4

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss

Bandag — As its stock price began to slump in the second quarter — in part the result of a recent slowdown in its business — we built our position in this manufacturer and seller of tread rubber and associated equipment because we like its financial condition, especially its ability to generate cash and pay a dividend with an attractive yield.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Bandag CI.A	$1,081,544		Consumer Products	30.8%
Universal	835,186		Industrial Services	15.6
Columbia Sportswear Company	832,169		Industrial Products	14.7
Woodward Governor	675,930		Consumer Services	14.1
Schweitzer-Mauduit International	284,813		Health	2.7
			Technology	2.2
Universal — Although life remains difficult for tobacco-related stocks, we like the core business, dividend yield and cash flows of this global gatherer and processor of tobacco leaves, so we bought more throughout the first half.			Miscellaneous	4.9
			Cash & Cash Equivalents	15.0

		RISK RETURN COMPARISON 3-Year Period Ended 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*

		Royce Special Equity Fund	17.2%	13.3	1.29

		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
		THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 27

ROYCE SELECT FUND
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02				MANAGER’S DISCUSSION
Jan-June 2002* 1-Year 3-Year Since Inception (11/18/98) * Not annualized.			–6.79% –0.65 13.87 20.26

The market gave in the first quarter, and the market took away in the second. The problem for Royce Select Fund’s (RSF) limited portfolio of small- and micro-cap stocks was that the second-quarter takeaway was greater than first-quarter gains, which resulted in a dismal first half for the Fund. RSF was down 6.8% for the year-to-date period ended 6/30/02, trailing its small-cap benchmark, the Russell 2000, which lost 4.7% for the same period. While we are disappointed with the Fund’s showing, we think that the bad news is somewhat mitigated by the more positive long-term picture. From the small-cap market peak on 3/9/00 through 6/30/02, the Fund finished well ahead of its benchmark, with a 25.8% return versus –21.3% for the Russell 2000. RSF also outperformed the benchmark for the one-year, three-year and since inception (11/18/98) periods ended 6/30/02. The Fund’s average annual total return for the since inception period ended 6/30/02 was 20.3%.
   One need look no further than the Fund’s portfolio holdings in the Technology sector to see the source of recent absolute and relative performance woes. Our initial thought was that post-9/11 market lows would mark the beginning of the end of the bear market that began in March of 2000. Consequently, we decided to hold on to, or in some cases add to, existing positions in technology companies, believing that the bottom would arrive some time late last year to be followed by a tech rebound. At first, it appeared that we might be correct: 2001’s fourth-quarter rally made technology issues the Fund’s best performers for that calendar year. This year’s first quarter saw gains slow to a far more sluggish pace, but what happened next, while not shocking,

CALENDAR YEAR TOTAL RETURNS
Year 2001 2000 1999			RSE 24.5% 15.0 35.4
MORNINGSTAR VOLATILITY MEASURES*
	RSE	Category Median	Best Quartile Breakpoint
Sharpe Ratio	0.44	0.08	0.38
Standard Deviation	24.27	24.95	19.56
Beta	0.88	0.87	0.66
*Three years ended 6/30/02. Category Median and Best Quartile Breakpoint based on 349 small-cap objective funds (lowest expense class only) with at least three years of history.

  Concentrated portfolio of small- and micro-cap securities

  Unlike any other mutual fund presently offered, RSF utilizes an expense structure whose only cost is a management fee that varies in relation to the Fund’s performance

  Designed for qualified investors, those with a net worth exceeding $1.5 million
GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/02		Urban Outfitters — In May and June we sold off our position in the Fund of this retailer and wholesaler of clothing and other merchandise after its price rose well above our estimate of its current worth.
Urban Outfitters	$150,534
Charming Shoppes	142,796
Curtiss-Wright	134,818
Big Lots	131,179
Denbury Resources	84,367

Charming Shoppes — We have long admired the management and core business of this women’s clothing retailer. In the first half, the stock price climbed beyond our most fashionable estimate, prompting us to to take our gains in June.

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

was certainly unexpected — equities of all kinds began to feel the sharp bite of a bear who suddenly showed no sign of leaving the market alone. The price for our misjudgment was ongoing poor performance for the Fund’s largest sector. Recent results were also hurt by the addition of what we think are very promising companies in the Health sector, where we substantially increased the Fund’s exposure from 12/31/01.
       The price of technology and business consultant Perot Systems began to stall in January then plunged in May after the company was accused of price manipulations in the California energy market. Our sense is that the firm will survive the imbroglio and resume its place as a leader and innovator in its field. We are also confident about the long-term performance potential of software component developer ILOG, whose profitable business was unable to keep its stock price from crashing. Top-ten holding Gene Logic has a unique niche business in the biotech field that we think could potentially generate strong long-term profits and earnings. The company is compiling a database that allows for comparisons between healthy genetic tissue and its diseased counterparts in order to more effectively spur medical and genetic research. Its price suffered in the first-half downturn, but we think that this is a well-managed company and have been building our stake since first purchasing shares in April.
       We believe that the Fund’s holdings in more traditional cyclical industries, which generally did well in the first half, along with its exposure to currently depressed industries in health and technology can continue to provide solid long-term average annual total returns.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$832 million
			Weighted Average P/B Ratio	1.6x
			Weighted Average Yield	0.8%
			Fund Net Assets	$20 million
			Turnover Rate	43%
			No. of Holdings	50
			Symbol	RYSFX

		TOP 10 POSITIONS % of Net Assets.
			Erie Indemnity Company Cl. A	4.1%

			Gene Logic	3.7
			DQE	3.6
			Gartner Cl. A	3.0
			Perrigo	2.9
			Ocular Sciences	2.7
			Quintiles Transnational	2.6
			Argonaut Group	2.5
			Syntel	2.5
			Avnet	2.4
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/02

CNET Networks—We first bought this technology Internet and data services provider because we liked its growth potential, especially its Internet media business, and its price. Needless to say, we are still waiting for a turnaround in the company’s fortunes.

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets.
CNET Networks	$537,460		Technology	27.2%
Allegiance Telecom	293,656		Health	17.1
Perot Systems Cl. A	280,977		Financial Intermediaries	9.7
ILOG ADR	164,300		Industrial Products	8.2
Arrow Electronics	160,191		Natural Resources	7.4
			Industrial Services	6.2
Allegiance Telecom — Some recent operational difficulties and one of the worst-ever markets for telecommunications stocks were more than enough for the price of this telecommunications service provider to small- and mid-sized businesses to ring up consistent drops. We built our position in March and are hopeful for a turnaround.			Consumer Products	4.5
			Financial Services	4.3
			Consumer Services	2.1
			Utilities	3.6
			Cash & Cash Equivalents	9.7

		RISK RETURN COMPARISON Inception (12/27/95) through 6/30/02
			Average Annual Total Return	Standard Deviation	RUR*
		Royce Select Fund	13.9%	20.2	0.69
		Russell 2000	1.7	23.2	0.07

* Return per unit of risk (RUR) is the average annual
   total return divided by the annualized standard
   deviation over a designated time period. Please
   read the prospectus for a more complete
		discussion of risk.
THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 29

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION: Charles M. Royce, Trustee*,
                                    President and Treasurer
Age: 62                        No. of Funds Overseen: 17
Tenure:  Since  1982    Non-Royce  Directorships:  None

Principal Occupation(s) During Past Five Years: President, Managing Director (since April 1997), Secretary, Treasurer and director of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

NAME AND POSITION: Mark R. Fetting, Trustee*
Age: 47                        No. of Funds Overseen: 17
Tenure: Since 2001      Non-Royce Directorships:
                                    Director of registered investment
                                    companies constituting four Legg
                                    Mason Funds.

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 71                        No. of Funds Overseen: 17
Tenure: Since 1998      Non-Royce Directorships:
                                    Trustee of the registered investment
                                    companies constituting the 94
                                    Eaton Vance Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 64                        No. of Funds Overseen: 17
Tenure: Since 1982      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:  Stephen L. Isaacs, Trustee
Age: 62                         No. of Funds Overseen: 17
Tenure: Since 1989       Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney; President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 67                        No. of Funds Overseen: 17
Tenure: Since 1996      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION: David L. Meister, Trustee
Age: 62                        No. of Funds Overseen: 17
Tenure: Since 1982      Non-Royce Directorships:  None

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien, Trustee
Age: 56                        No. of Funds Overseen: 17
Tenure: Since 2001      Non-Royce Directorships:  Trustee /
                                    Director of registered investment
                                    companies constituting 18 Legg
                                    Mason Funds. Director of Renaissance
                                     Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President
Age: 51
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 43
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 40
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 35
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: Deputy General Counsel, Principal and Chief Compliance Officer and Secretary of Royce (since March 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); Principal of Credit Suisse First Boston Private Equity (2001-2002); and Associate of Seward & Kissel prior to 1996.

* Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION

VISIT www.roycefunds.com AND SIGN UP FOR E-DELIVERY OF SHAREHOLDER COMMUNICATIONS

       As an alternative to regular mail, The Royce Funds’ e-delivery service gives you the ability to access regular shareholder communications online, including:

Click here to access new features now available to shareholders on our web site.	• Prospectuses

•  Semiannual and annual Fund financial reports

•  Quarterly newsletters

       Once you have registered for e-delivery services, e-mails will notify you when the documents are available and will provide you with an Internet address for their location. The reports can be viewed electronically or downloaded and printed. Documents that are not available through this service will continue to be sent to you by mail.

       Visit our website, www.roycefunds.com, and click “your account” on the homepage to register or to find out more, or call Investor Services at (800) 221-4268 (8:30 a.m. to 5:30 p.m. Eastern time Monday through Friday).

NOTES TO PERFORMANCE AND RISK INFORMATION

       All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
       The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low.
       The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor: Royce Fund Services, Inc.

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 31

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

SCHEDULES OF INVESTMENTS			JUNE 30, 2002 (UNAUDITED)

PENNSYLVANIA MUTUAL FUND
COMMON STOCKS – 86.4%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.8%			Diversified Investment Companies - 0.8%
Apparel and Shoes - 4.0%			Closed-End Mutual Funds - 0.8%
Garan	52,500	$3,037,125	†ASA [d]	206,000	$6,315,960
Jones Apparel Group [a]	50,000	1,875,000	Total (Cost $7,502,902)		6,315,960
K-Swiss Cl. A	111,800	2,904,564
Steven Madden [a]	118,200	2,343,788	Financial Intermediaries – 7.2%
Nautica Enterprises [a]	370,100	4,807,599	Banking - 0.9%
Oshkosh B’Gosh Cl. A	110,100	4,788,238	Baker Boyer Bancorp	31,300	1,878,000
Polo Ralph Lauren Cl. A [a]	50,000	1,120,000	Community Banks	76,028	2,236,744
Weyco Group [c]	197,650	7,902,047	F & M Bancorporation (OK)	13,800	717,600
Wolverine World Wide	212,400	3,706,380	Oriental Financial Group	93,316	2,366,494

		32,484,741			7,198,838

Food/Beverage/Tobacco - 0.1%			Insurance - 5.8%
800 JR Cigar [a,e]	34,900	453,700	Argonaut Group	104,900	2,246,958
			Baldwin & Lyons Cl. B	115,678	2,640,929
Home Furnishing/Appliances - 1.5%			Commerce Group	32,542	1,287,036
Bassett Furniture Industries	221,087	4,310,975	Erie Indemnity Company Cl. A	40,100	1,624,451
La-Z-Boy	70,000	1,765,400	Leucadia National	57,200	1,810,952
Lifetime Hoan	275,099	1,963,327	PMA Capital Cl. A	241,232	5,102,057
Natuzzi ADR [b,d]	238,200	3,618,258	PXRE Group	72,600	1,684,320
			ProAssurance [a]	419,654	7,385,910
		11,657,960	RLI	46,681	2,380,731
			United Fire & Casualty Company	117,800	4,450,484
Sports and Recreation - 2.7%			Wesco Financial	16,540	4,988,464
Callaway Golf	402,400	6,374,016	White Mountains Insurance Group	14,200	4,494,300
Meade Instruments [a]	394,400	2,236,248	Zenith National Insurance	205,200	6,535,620
Monaco Coach [a]	60,600	1,290,780
Oakley [a]	196,300	3,415,620			46,632,212
Thor Industries	115,900	8,259,034
			Securities Brokers - 0.5%
		21,575,698	E*TRADE Group [a]	666,500	3,639,090

Other Consumer Products - 1.5%			Total (Cost $35,446,291)		57,470,140
Burnham Corporation Cl. A	51,526	1,932,225
Lazare Kaplan International [a]	131,900	943,085	Financial Services – 1.1%
Matthews International Cl. A	248,400	5,800,140	Insurance Brokers - 0.6%
Velcro Industries	376,500	3,774,413	Clark/Bardes [a]	145,200	3,316,368
			Crawford & Co. Cl. A	188,775	1,160,966
		12,449,863
					4,477,334
Total (Cost $41,392,126)		78,621,962
			Investment Management - 0.3%
Consumer Services – 5.4%			BKF Capital Group [a]	93,500	2,664,750
Restaurants/Lodgings - 0.3%
RARE Hospitality International [a]	89,700	2,414,724	Other Financial Services - 0.2%
			Electro Rent [a]	146,500	1,903,035
Retail Stores - 4.8%
Big Lots [a]	121,800	2,397,024	Total (Cost $7,440,101)		9,045,119
Buckle (The) [a]	191,900	4,730,335
Cato Cl. A	336,300	7,499,490	Health – 10.9%
Charming Shoppes [a]	782,000	6,756,480	Commercial Services - 2.2%
Claire’s Stores	93,200	2,134,280	IDEXX Laboratories [a]	39,900	1,029,021
Galyan’s Trading Company [a]	151,300	3,454,179	PAREXEL International [a]	223,500	3,108,885
InterTAN [a]	469,500	5,234,925	Perrigo [a]	527,400	6,856,200
Stein Mart [a]	174,300	2,068,941	Quintiles Transnational [a]	171,100	2,137,039
Urban Outfitters [a]	49,700	1,725,584	Young Innovations [a]	227,550	4,942,386
Wilsons The Leather Experts [a]	150,700	2,109,800
					18,073,531
		38,111,038
			Drugs and Biotech - 4.7%
Other Consumer Services - 0.3%			Affymetrix [a]	34,600	830,054
†E-LOAN [a,d]	996,100	1,095,710	Antigenics [a,d]	403,000	3,969,550
Sotheby’s Holdings Cl. A [a]	100,000	1,425,000	Applera Corporation-Celera
			Genomics Group [a]	544,000	6,528,000
		2,520,710	BioReliance [a]	72,800	1,805,440
			†CIMA Labs [a]	295,200	7,120,224
Total (Cost $30,230,666)		43,046,472

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 33

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Specialty Chemicals and Materials - 0.4%
Drugs and Biotech (continued)			Donaldson Company	49,000	$1,716,960
DUSA Pharmaceuticals [a,c]	811,800	$2,354,220	MacDermid	64,500	1,386,750
Gene Logic [a]	287,300	4,022,200
†Invitrogen Corporation [a]	150,000	4,801,500			3,103,710
Lexicon Genetics [a]	715,600	3,498,568
Martek Biosciences [a]	143,800	3,008,296	Textiles - 0.2%
Visible Genetics [a]	196,200	374,742	Fab Industries [a]	202,232	1,650,213

		38,312,794	Other Industrial Products - 2.8%
			BHA Group Holdings [a]	189,857	3,104,162
Health Services - 1.2%			Diebold	106,800	3,977,232
aaiPharma [a]	115,800	2,603,184	Kimball International Cl. B	188,900	3,096,071
Covance [a]	144,100	2,701,875	Myers Industries	162,759	2,789,689
†First Consulting Group [a]	474,800	4,083,280	NS Group [a]	390,400	3,728,320
			Wescast Industries Cl. A	179,100	6,340,140
		9,388,339
					23,035,614
Personal Care - 0.8%
Ocular Sciences [a]	156,500	4,147,250	Total (Cost $48,765,016)		99,130,359
Regis	76,900	2,077,761
			Industrial Services – 6.1%
		6,225,011	Commercial Services - 2.2%
			CDI Corporation [a]	94,600	3,079,230
Surgical Products and Devices - 2.0%			Cornell Companies [a]	283,400	3,358,290
†Aksys [a,d]	150,000	1,035,000	New Horizons Worldwide [a]	143,300	1,460,227
Arrow International	137,100	5,353,755	RCM Technologies [a]	180,500	902,500
†ArthroCare [a,d]	40,000	514,400	RemedyTemp Cl. A [a]	317,000	5,769,400
Theragenics Corporation [a]	589,100	4,966,113	Wackenhut Corrections [a]	231,600	3,381,360
†VISX [a]	365,000	3,978,500
					17,951,007
		15,847,768
			Engineering and Construction - 0.2%
Total (Cost $85,669,964)		87,847,443	McDermott International [a]	185,000	1,498,500

Industrial Products – 12.3%			Food/Tobacco Processors - 0.7%
Building Systems and Components - 1.8%			Farmer Bros.	6,175	2,240,105
Liberty Homes Cl. A	93,350	499,422	Midwest Grain Products	265,550	3,449,495
Preformed Line Products Company	189,786	3,510,851
Simpson Manufacturing [a]	150,900	8,620,917			5,689,600
Skyline	47,900	1,580,700
			Printing - 1.6%
		14,211,890	Bowne & Co.	208,500	3,073,290
			Ennis Business Forms	315,600	4,118,580
Construction Materials - 2.5%			New England Business Service	218,900	5,503,146
Ash Grove Cement Company	50,018	6,452,322
Florida Rock Industries	240,500	8,612,305			12,695,016
Puerto Rican Cement Company	136,900	4,791,500
			Transportation and Logistics - 1.4%
		19,856,127	AirNet Systems [a]	426,300	3,623,550
			EGL [a]	99,874	1,693,863
Industrial Components - 1.8%			Frozen Food Express Industries [a]	602,037	1,444,889
CLARCOR	38,175	1,208,239	Patriot Transportation Holding [a]	85,900	2,319,300
Penn Engineering & Manufacturing	235,400	4,100,668	Pittston Brink’s Group	80,730	1,937,520
Penn Engineering & Manufacturing Cl. A	89,100	1,474,605
†Powell Industries [a]	247,000	5,989,750			11,019,122
Woodhead Industries	104,650	1,793,701
			Total (Cost $30,537,681)		48,853,245
		14,566,963
			Natural Resources – 12.0%
Machinery - 1.7%			Energy Services - 5.0%
Lincoln Electric Holdings	307,980	8,284,662	Carbo Ceramics	112,900	4,171,655
Nordson Corporation	76,900	1,896,354	Dril-Quip [a]	232,700	5,805,865
PAXAR [a]	194,200	3,252,850	Global Industries [a]	217,450	1,519,975
			Helmerich & Payne	41,500	1,482,380
		13,433,866	Input/Output [a]	695,700	6,261,300
			NATCO Group Cl. A [a]	601,100	5,229,570
Pumps, Valves and Bearings - 1.1%			Patterson-UTI Energy [a]	56,500	1,594,995
Baldor Electric	108,100	2,724,120	Precision Drilling [a]	154,200	5,356,908
Denison International ADR [a,b]	201,300	3,734,115	†TETRA Technologies [a]	200,000	5,310,000
Kaydon Corporation	66,100	1,560,621
NN	97,900	1,253,120

		9,271,976

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			CIBER [a]	301,400	$2,185,150
Energy Services (continued)			Forrester Research [a]	237,700	4,611,142
Willbros Group [a]	188,250	$3,200,250	Perot Systems Cl. A [a]	350,400	3,815,856
			Sapient Corporation [a]	486,500	515,690
		39,932,898	Syntel [a]	167,800	2,074,008

Oil and Gas - 3.5%					20,285,171
Tom Brown [a]	259,800	7,365,330
Denbury Resources [a]	450,272	4,633,299	Semiconductors and Equipment - 2.6%
PetroCorp [a]	170,800	1,637,972	DSP Group [a]	39,000	764,400
Pure Resources [a]	209,799	4,363,819	Electroglas [a]	287,500	2,875,000
St. Mary Land & Exploration Company	136,600	3,268,701	Entegris [a]	166,400	2,429,440
Stone Energy [a]	48,400	1,948,100	Exar [a]	163,500	3,224,220
3TEC Energy [a]	304,400	5,305,692	Fairchild Semiconductor Cl. A [a]	60,200	1,462,860
			Helix Technology	56,800	1,170,080
		28,522,913	Lattice Semiconductor [a]	74,800	653,752
			Mentor Graphics [a]	148,200	2,107,404
Precious Metals and Mining - 2.9%			Semitool [a]	324,800	2,650,368
AngloGold ADR [b]	292,600	7,631,008	TTM Technologies [a]	613,200	3,213,168
Apex Silver Mines [a,d]	340,000	4,930,000
Gold Fields ADR [b,d]	592,500	6,647,850			20,550,692
†Goldcorp	416,000	4,139,200
			Software - 1.5%
		23,348,058	Autodesk	60,000	795,000
			JDA Software Group [a]	38,900	1,099,314
Real Estate - 0.6%			National Instruments [a]	35,250	1,147,740
Trammell Crow Company [a]	346,300	5,004,035	Progress Software [a]	70,000	1,033,130
			Roxio [a]	275,700	1,985,040
Total (Cost $69,302,928)		96,807,904	SPSS [a]	202,000	3,139,080
			Transaction Systems Architects Cl. A [a]	253,500	2,981,160
Technology – 15.9%
Aerospace/Defense - 2.7%					12,180,464
Curtiss-Wright	142,100	11,368,000
Integral Systems [a]	101,500	2,214,730	Telecommunication - 0.9%
Woodward Governor	131,472	7,772,625	†ECtel[a,d]	88,900	1,031,240
			PECO II [a]	358,000	1,199,300
		21,355,355	Plantronics [a]	115,300	2,191,853
			Somera Communications [a]	429,900	3,069,486
Components and Systems - 3.4%
American Power Conversion [a]	345,900	4,368,717			7,491,879
Cognex Corporation [a]	78,100	1,565,905
Dionex [a]	120,676	3,232,910	Total (Cost $118,570,726)		128,249,143
Excel Technology [a]	220,700	4,634,700
Newport [a]	103,900	1,627,074	Miscellaneous – 4.9%
PC-Tel [a]	237,200	1,605,607	Total (Cost $42,929,513)		39,543,881
REMEC [a]	498,800	2,798,268
Symbol Technologies	140,000	1,190,000
T/R Systems[a,d]	476,700	607,792	TOTAL COMMON STOCKS
Technitrol	131,700	3,068,610	(Cost $517,787,914)		694,931,628
Zebra Technologies Cl. A [a]	57,500	2,772,650
			REPURCHASE AGREEMENT – 14.8%
		27,472,233	State Street Bank & Trust Company,
			1.00% dated 6/28/02, due 7/1/02,
Distribution - 1.4%			maturity value $119,283,940
Arrow Electronics [a]	86,800	1,801,100	(collateralized by U.S. Treasury Bonds,
Avnet [a]	220,975	4,859,240	8.125%-11.25% due 2/15/15-8/15/19,
Nu Horizons Electronics [a]	264,200	2,190,218	valued at $121,672,294)
Richardson Electronics	225,762	2,422,426	(Cost $119,274,000)		119,274,000

		11,272,984	TOTAL INVESTMENTS – 101.2%
			(Cost $637,061,914)		814,205,628
Internet Software and Services - 0.9%
CryptoLogic[a,d]	237,000	2,078,490	LIABILITIES LESS CASH
RealNetworks [a]	203,500	828,245	AND OTHER ASSETS – (1.2)%		(9,354,138)
Register.com [a]	381,600	2,907,792
†United Online[a,d]	151,900	1,825,838	NET ASSETS–100.0%		$804,851,490

		7,640,365

IT Services - 2.5%
American Management Systems [a]	252,300	4,821,453
answerthink [a]	596,800	2,261,872

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 35

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND

COMMON STOCKS – 89.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.3%			United Fire & Casualty Company	50,000	$1,889,000
Apparel and Shoes - 1.7%
†Ashworth [a]	317,500	$2,860,675	Total (Cost $17,257,046)		24,344,901
Cutter & Buck [a]	80,000	471,280
Nautica Enterprises [a]	107,500	1,396,425
Oshkosh B’Gosh Cl. A	46,800	2,035,327	Financial Services – 1.9%
			Insurance Brokers - 0.7%
		6,763,707	Clark/Bardes [a]	73,300	1,674,172
			CorVel [a]	34,500	1,155,640
Food/Beverage/Tobacco - 0.5%
800 JR Cigar [a,e]	151,900	1,974,700			2,829,812

Home Furnishing/Appliances -0.5%			Investment Management - 0.3%
Bassett Furniture Industries	42,800	834,557	BKF Capital Group [a]	26,100	743,850
Falcon Products [a]	98,800	602,680	U.S. Global Investors Cl. A [a]	202,000	404,000
Lifetime Hoan	90,880	648,592
					1,147,850
		2,085,829
			Other Financial Services - 0.9%
Sports and Recreation - 2.5%			†Electro Rent [a]	290,900	3,778,791
Arctic Cat	202,300	3,517,795
Meade Instruments [a]	322,700	1,829,709	Total (Cost $6,496,428)		7,756,453
Monaco Coach [a]	67,950	1,447,335
Thor Industries	49,900	3,555,874	Health – 14.7%
			Commercial Services - 2.0%
		10,350,713	PAREXEL International [a]	231,100	3,214,601
			Ventiv Health [a]	500,000	1,410,000
Other Consumer Products - 2.1%			Young Innovations [a]	154,650	3,358,998
Concord Camera [a]	256,300	1,307,386
†JAKKS Pacific [a]	200,000	3,542,000			7,983,599
Lazare Kaplan International [a]	163,400	1,168,310
Matthews International Cl. A	89,800	2,096,830	Drugs and Biotech - 9.0%
Velcro Industries	34,100	341,852	Antigenics [a]	455,500	4,486,675
			BioSource International [a]	327,000	1,929,300
		8,456,378	BioReliance [a]	36,700	910,160
			†Bruker Daltonics [a]	438,000	1,730,100
Total (Cost $21,884,162)		29,631,327	†CIMA Labs [a]	167,600	4,042,512
			Discovery Partners International [a]	390,400	2,561,024
			†Durect Corporation [a]	233,300	1,866,400
Consumer Services – 3.8%			DUSA Pharmaceuticals [a]	379,000	1,099,100
Restaurants/Lodgings - 0.1%			Emisphere Technologies [a]	556,200	2,330,478
Benihana Cl. A [a]	12,900	243,036	†Gene Logic [a]	337,600	4,726,400
			Lexicon Genetics [a]	869,500	4,250,986
Retail Stores - 3.3%			Martek Biosciences [a]	42,200	882,824
Buckle (The) [a]	98,400	2,425,560	Visible Genetics [a]	167,500	319,925
Cato Cl. A	176,200	3,929,260	VIVUS [a]	593,000	4,014,610
Finish Line (The) Cl. A [a]	114,600	2,053,632	Zila [a]	1,483,300	1,498,133
Galyan’s Trading Company [a]	35,500	810,465
Jos. A. Bank Clothiers [a]	139,800	2,491,096			36,648,627
La Senza Corporation	164,900	1,682,985
Stein Mart [a]	19,500	231,465	Health Services - 0.9%
			aaiPharma [a]	47,700	1,072,296
		13,624,463	†First Consulting Group [a]	317,600	2,731,360

Other Consumer Services - 0.4%					3,803,656
E-LOAN [a]	1,440,000	1,584,000
			Personal Care - 0.8%
Total (Cost $8,131,845)		15,451,499	Lifeline Systems [a]	30,000	790,200
			Ocular Sciences [a]	92,300	2,445,950

Financial Intermediaries – 6.0%					3,236,150
Insurance - 6.0%
Arch Capital Group [a]	19,300	543,295	Surgical Products and Devices - 2.0%
Argonaut Group	60,300	1,291,626	†Aksys [a]	306,500	2,114,850
IPC Holdings [a]	56,900	1,737,726	Allied Healthcare Products [a]	71,000	308,076
NYMAGIC [a]	146,900	2,240,225	†ArthroCare [a]	160,000	2,057,600
Navigators Group [a]	123,100	3,296,618	NMT Medical [a]	52,500	334,950
PMA Capital Cl. A	63,700	1,347,255	Orthofix International [a]	10,000	351,500
ProAssurance [a]	222,600	3,917,760	Osteotech [a]	115,900	856,501
PXRE Group	184,100	4,271,120	Theragenics Corporation [a]	195,600	1,648,908
†Scottish Annuity & Life Holdings	199,700	3,810,276

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Printing - 1.2%
Surgical Products and Devices (continued)			Ennis Business Forms	156,000	$2,035,800
Vital Signs	13,700	$495,255	New England Business Service	104,700	2,632,158
		8,167,640			4,667,958
Total (Cost $61,482,501)		59,839,672	Transportation and Logistics - 1.3%
			AirNet Systems [a]	275,800	2,344,300
Industrial Products - 8.0%			Frozen Food Express Industries [a]	209,550	502,920
Building Systems and Components - 0.6% LSI Industries	18,000	330,660	Patriot Transportation Holding [a]	95,300	2,573,100
Simpson Manufacturing [a]	39,200	2,239,496			5,420,320
		2,570,156	Total (Cost $26,623,017)		30,567,562

Construction Materials - 1.3%			Natural Resources - 12.0%
Florida Rock Industries	87,650	3,138,746	Energy Services - 4.9%
Puerto Rican Cement Company	57,500	2,012,500	Carbo Ceramics	40,200	1,485,390
Synalloy Corporation [a]	80,700	242,907	Dril-Quip [a] Gulf Island Fabrication [a]	101,800 111,700	2,539,910 2,048,578
		5,394,153	Input/Output [a]	445,400	4,008,600
			NATCO Group Cl. A [a]	363,100	3,158,970
Industrial Components - 2.4%			Peerless Mfg. [a,c]	154,400	2,624,630
†Aaon [a]	139,800	2,624,046	†TETRA Technologies [a]	114,200	3,032,010
Penn Engineering & Manufacturing †Powell Industries [a]	58,600 208,700	1,020,812 5,060,975	Willbros Group [a]	67,000	1,139,000
Woodhead Industries	55,800	956,412			20,037,088
		9,662,245
Pumps, Valves and Bearings - 1.0%			Oil and Gas - 4.4%
Denison International ADR [a,b]	148,000	2,745,400	Denbury Resources [a]	232,500	2,392,425
NN	55,700	712,960	PetroCorp [a]	445,300	4,270,427
Sun Hydraulics	80,500	648,830	†Prima Energy [a] Pure Resources [a]	198,100 98,301	4,514,699 2,044,661
		4,107,190	3TEC Energy [a]	281,900	4,913,517

Specialty Chemicals and Materials - 0.3% Schulman (A.)	52,500	1,126,073			18,135,729
			Precious Metals and Mining - 2.7%
Textiles - 0.1%			Apex Silver Mines [a]	274,200	3,975,900
Fab Industries [a]	33,600	274,176	†Hecla Mining [a]	733,500	3,440,115
Other Industrial Products - 2.3%			†TVX Gold [a]	2,430,000	3,402,000
BHA Group Holdings [a]	74,346	1,215,557
Cubic Corporation Quixote	103,700 49,100	2,457,690 832,245			10,818,015
Wescast Industries Cl. A	133,100	4,711,740	Total (Cost $38,307,308)		48,990,832

		9,217,232	Technology – 23.9% Aerospace/Defense - 3.3%
Total (Cost $21,475,206)		32,351,225	Curtiss-Wright Ducommun [a]	35,600 206,300	2,848,000 5,413,312
Industrial Services – 7.5%			Herley Industries [a]	48,900	1,037,169
Commercial Services – 4.5%			Integral Systems [a]	84,100	1,835,062
American Bank Note Holographics [a] Cornell Companies [a]	571 360,300	754 4,269,555	Woodward Governor	37,648	2,225,750
Micro General [a] New Horizons Worldwide [a]	101,830 242,900	1,699,543 2,475,151			13,359,293
On Assignment [a]	25,000	445,000	Components and Systems - 3.9%
†PLATO Learning [a]	300,000	2,961,000	CSP [a]	100,823	316,443
RCM Technologies [a]	93,700	468,500	DuraSwitch Industries [a]	338,000	2,572,180
RemedyTemp Cl. A [a]	119,200	2,169,440	Excel Technology [a]	155,600	3,267,600
Wackenhut Corrections [a]	260,500	3,803,300	MOCON PC-Tel [a]	49,075 278,000	446,582 1,881,782
		18,292,243	Performance Technologies [a]	441,900	2,929,797
			Rainbow Technologies [a]	308,500	1,517,820
Food/Tobacco Processors - 0.4%			REMEC [a]	514,700	2,887,467
Midwest Grain Products	130,950	1,701,041	TransAct Technologies [a]	33,500	163,480

Industrial Distribution - 0.1%					15,983,151
RTI International Metals [a]	40,000	486,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 37

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND (continued)

	SHARES	VALUE		VALUE
Technology (continued)
			Miscellaneous – 4.8%
Distribution - 2.4% Daisytek International [a]	191,200	$3,242,752	Total (Cost $24,435,170)	$19,508,092
Jaco Electronics [a,c]	442,650	2,080,455	TOTAL COMMON STOCKS
Richardson Electronics	400,900	4,301,657	(Cost $324,779,153)	365,512,632
		9,624,864	REPURCHASE AGREEMENT – 11.1%
Internet Software and Services - 3.3%			State Street Bank & Trust Company,
CryptoLogic[a]	335,200	2,939,704	1.00% dated 6/28/02, due 7/1/02,
CyberSource Corporation [a]	198,700	460,984	maturity value $45,112,759
INT Media Group [a]	614,000	1,215,720	(collateralized by U.S. Treasury
Register.com [a]	440,900	3,359,658	Bonds, 0.00% due 12/12/02,
†Stamps.com [a]	622,200	2,756,346	valued at $46,015,000)
†United Online [a]	232,900	2,799,458	(Cost $45,109,000)	45,109,000
		13,531,870	TOTAL INVESTMENTS – 101.0%
IT Services - 1.8%			(Cost $369,888,153)	410,621,632
Analysts International [a]	516,500	2,195,125
Covansys Corporation [a]	30,900	173,658	LIABILITIES LESS CASH
Forrester Research [a]	150,700	2,923,429	AND OTHER ASSETS – (1.0)%	(3,894,531)
Syntel [a]	164,900	2,038,164 7,330,376	NET ASSETS – 100.0%	$406,727,101
Semiconductors and Equipment - 2.3%
Electroglas a	308,700	3,087,000
†MIPS Technologies Cl. A [a]	477,900	2,948,643
Semitool [a]	113,900	929,424
SIPEX Corporation [a]	80,900	395,520
TTM Technologies [a]	363,900	1,906,836
		9,267,423
Software - 2.9%
ANSYS [a]	15,600	313,560
†Lightspan [a]	1,593,900	2,773,386
Roxio [a]	350,700	2,525,040
SPSS [a]	87,100	1,353,534
Transaction Systems Architects Cl. A [a]	390,300	4,589,928
		11,555,448
Telecommunication - 4.0%
†Anaren Microwave [a]	364,900	3,152,736
†Computer Network Technology [a]	359,600	2,204,348
Globecomm Systems [a]	137,200	561,148
PECO II [a]	106,800	357,780
Somera Communications [a]	627,400	4,479,636
†SpectraLink Corporation [a]	190,500	2,026,920
†ViaSat [a]	373,200	3,146,076
Wireless Facilities [a]	100,000	490,000
		16,418,644
Total (Cost $98,686,470)		97,071,069

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

ROYCE TOTAL RETURN FUND

COMMON STOCKS – 86.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 8.4%			Claire’s Stores	76,500	$1,751,850
Apparel and Shoes - 1.2% Brown Shoe Company	35,900	$1,008,790	Payless ShoeSource [a]	97,100	5,597,815
Garan Oshkosh B’Gosh Cl. A	49,600 46,100	2,869,360 2,004,884			10,709,041
Polo Ralph Lauren Cl. A [a] Stride Rite	45,000 150,000	1,008,000 1,200,000	Total (Cost $8,788,855)		11,317,641
Wolverine World Wide	132,000	2,303,400	Financial Intermediaries – 13.7% Banking - 3.9%
		10,394,434	†BOK Financial [a] Bank of Hawaii	58,710 181,700	1,964,437 5,087,600
Collectibles - 0.4%			Bank of the Ozarks	35,000	781,900
Russ Berrie and Company	35,000	1,239,000	Banknorth Group	36,900	960,138
Topps Company (The) [a]	242,500	2,439,550	Boston Private Financial Holdings Chittenden Corporation	87,500 98,500	2,164,750 2,854,530
		3,678,550	First Midwest Financial †Hudson City Bancorp	51,700 150,000	721,732 2,985,000
Food/Beverage/Tobacco - 1.8%			†Mercantile Bankshares	116,000	4,759,480
†Lancaster Colony	154,400	5,505,904	Oriental Financial Group	44,000	1,115,840
†McCormick & Company	135,000	3,476,250	†Park National	31,400	2,700,400
†Riviana Foods	81,000	2,054,079	Susquehanna Bancshares	101,700	2,309,607
SUPERVALU	87,800	2,153,734	Texas Regional Bancshares Cl. A	22,000	1,070,520
Tasty Baking	136,700	1,845,450	Webster Financial	25,000	956,000
Tootsie Roll Industries	26,775	1,032,444	Wilmington Trust	120,000	3,660,000
		16,067,861			34,091,934
Home Furnishing/Appliances - 1.6%			Insurance - 9.4%
Bassett Furniture Industries	134,400	2,620,666	†American National Insurance	47,800	4,603,140
Ethan Allen Interiors	10,000	348,500	Argonaut Group	159,000	3,405,780
Falcon Products [a,c]	467,900	2,854,190	Commerce Group	36,200	1,431,710
Flexsteel Industries	200,500	3,005,495	Erie Indemnity Company Cl. A	129,200	5,233,892
La-Z-Boy	107,500	2,711,150	Fidelity National Financial	155,650	4,918,540
Lifetime Hoan	120,568	860,470	First American	91,500	2,104,500
Natuzzi ADR [b]	158,200	2,403,058	Horace Mann Educators IPC Holdings [a]	55,000 33,000	1,026,850 1,007,820
		14,803,529	Independence Holding LandAmerica Financial Group	74,980 65,900	1,675,053 2,075,850
Publishing - 0.4%			Leucadia National	111,900	3,542,754
Belo Corporation Cl. A	146,500	3,312,365	MBIA Markel Corporation [a]	36,400 12,300	2,057,692 2,423,100
Sports and Recreation - 1.0%			NYMAGIC [a]	134,300	2,048,075
Arctic Cat	63,300	1,100,724	Nationwide Financial Services Cl. A	15,000	592,500
Fleetwood Enterprises [a]	132,000	1,148,400	Old Republic International	97,500	3,071,250
Monaco Coach [a]	114,900	2,447,370	PMA Capital Cl. A	167,580	3,544,317
Sturm, Ruger & Co.	233,000	3,296,950	PXRE Group	166,424	3,861,037
Winnebago Industries	21,100	928,400	The Phoenix Companies ProAssurance [a]	35,000 143,200	642,250 2,520,320
		8,921,844	Protective Life RLI	35,000 111,600	1,158,500 5,691,600
Other Consumer Products - 2.0%			Reinsurance Group of America	42,400	1,306,768
American Greetings Cl. A [a]	110,000	1,832,600	Trenwick Group	307,260	2,304,450
†Blyth	180,800	5,644,576	†United Fire & Casualty Company	95,000	3,589,100
Hunt Corporation	50,000	542,500	Wesco Financial	24,420	7,365,072
Matthews International Cl. A	30,000	700,500	White Mountains Insurance Group	16,900	5,348,850
Toro Velcro Industries	105,400 212,000	5,990,936 2,125,300	Zenith National Insurance	149,300	4,755,205
WD-40	23,400	649,584			83,305,975
		17,485,996	Securities Brokers - 0.4% Raymond James Financial	125,800	3,581,526
Total (Cost $64,949,673)		74,664,579
Consumer Services – 1.3%			Total (Cost $103,147,046)		120,979,435
Restaurants/Lodgings - 0.1%
CBRL Group	20,000	608,600
Retail Stores - 1.2%
Big Lots [a]	170,700	3,359,376

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 39

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Services – 8.2%			Construction Materials - 2.3%
Information and Processing - 2.0%			Ameron International	20,500	$1,481,125
FactSet Research Systems	229,000	$6,817,330	Ash Grove Cement Company	27,610	3,561,690
Investors Financial Services	42,432	1,423,169	Florida Rock Industries	152,500	5,461,025
Moody’s Corporation	88,500	4,402,875	†Gibraltar Steel	132,000	2,929,080
SEI Investments	170,500	4,802,985	Oregon Steel Mills [a]	272,900	1,637,400
			Puerto Rican Cement Company	139,400	4,879,000
		17,446,359	Synalloy Corporation [a]	295,000	887,950

Insurance Brokers - 1.0%					20,837,270
Crawford & Co. Cl. A	202,700	1,246,605
Gallagher (Arthur J.) & Company	220,000	7,623,000	Industrial Components - 1.7%
			†AVX Corporation	205,000	3,347,650
		8,869,605	Bel Fuse Cl. A [a]	21,400	487,920
			†Carpenter Technology	85,000	2,448,850
Investment Management - 4.4%			CLARCOR	20,000	633,000
Alliance Capital Management			Deswell Industries	60,300	1,349,514
Holding L.P.	247,300	8,470,025	Penn Engineering &
†C.I. Fund Management	300,000	2,093,896	Manufacturing Cl. A	157,200	2,601,660
Federated Investors Cl. B	130,000	4,494,100	PerkinElmer	105,000	1,160,250
Investors Group	270,500	4,942,632	Woodhead Industries	194,400	3,332,016
John Nuveen Company Cl. A	107,900	2,773,030
Neuberger Berman	110,800	4,055,280			15,360,860
T. Rowe Price Group	200,000	6,576,000
W.P. Stewart & Co.	238,200	6,078,864	Machinery - 3.7%
			Federal Signal	60,000	1,440,000
		39,483,827	†Graco	146,500	3,683,010
			IDEX Corporation	34,500	1,155,750
Other Financial Services - 0.8%			Lincoln Electric Holdings	188,300	5,065,270
GATX Corporation	106,400	3,202,640	†Lindsay Manufacturing	122,700	2,840,505
†Van der Moolen Holding ADR [b]	180,000	3,744,000	Minuteman International	136,800	1,331,283
			Mueller (Paul) [c]	59,500	1,918,875
		6,946,640	Nordson Corporation	112,600	2,776,716
			PAXAR [a]	99,900	1,673,325
Total (Cost $76,766,123)		72,746,431	Regal-Beloit	50,000	1,215,500
			Tecumseh Products Company Cl. A	113,000	5,998,040
Health – 3.0%			Tektronix [a]	220,000	4,116,200
Commercial Services - 0.7%
Hillenbrand Industries	17,300	971,395			33,214,474
†Owens & Minor	205,900	4,068,584
Quintiles Transnational [a]	157,500	1,967,175	Paper and Packaging - 0.9%
			AptarGroup	125,000	3,843,750
		7,007,154	Peak International [a]	133,800	782,730
			Sonoco Products	103,000	2,916,960
Drugs and Biotech - 0.4%
Applera Corporation-Applied					7,543,440
Biosystems Group	216,500	4,219,585
			Pumps, Valves and Bearings - 2.5%
Health Services - 0.1%			Baldor Electric	165,000	4,158,000
Omnicare	20,000	525,200	Franklin Electric	165,600	7,794,792
			Kaydon Corporation	123,000	2,904,030
Personal Care - 0.1%			NN	227,600	2,913,280
Regis	1,100	29,721	Roper Industries	16,500	615,450
			Sun Hydraulics [c]	347,650	2,802,059
Surgical Products and Devices - 1.7%			Tech/Ops Sevcon	66,200	542,840
Arrow International	121,600	4,748,480
†Datascope	158,500	4,380,940			21,730,451
Invacare	162,000	5,994,000
			Specialty Chemicals and Materials - 3.1%
		15,123,420	Albemarle Corporation	46,100	1,417,575
			Arch Chemicals	132,500	3,272,750
Total (Cost $24,348,573)		26,905,080	Balchem	56,100	1,304,325
			Brady Corporation Cl. A	98,700	3,454,500
Industrial Products – 20.0%			Calgon Carbon	194,000	1,629,600
Building Systems and Components - 1.4%			Donaldson Company	145,000	5,080,800
LSI Industries	231,250	4,248,062	Eastern	20,000	288,000
Preformed Line Products Company	143,700	2,658,306	MacDermid	253,531	5,450,916
Skyline	40,000	1,320,000
Teleflex	68,000	3,886,200

		12,112,568

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			CNF	52,800	$2,005,344
Specialty Chemicals and Materials (continued)			EGL [a]	204,300	3,464,928
PolyOne Corporation	35,000	$393,750	Forward Air [a]	30,000	983,400
Rayonier	79,400	3,900,922	Frozen Food Express Industries [a]	456,635	1,095,924
Schulman (A.)	69,000	1,479,981	Pittston Brink’s Group	162,010	3,888,240
			UTI Worldwide	99,200	1,961,184
		27,673,119
					18,275,270
Textiles - 0.1%
Fab Industries [a]	145,100	1,184,016	Other Industrial Services - 0.7%
			Bandag Cl. A	45,500	1,157,975
Other Industrial Products - 4.3% BHA Group Holdings [a]	248,329	4,060,179	Landauer	131,600	5,110,028
CompX International Cl. A	266,100	3,525,825			6,268,003
Diebold	153,500	5,716,340
Kimball International Cl. B	257,400	4,218,786	Total (Cost $72,991,718)		83,169,323
Myers Industries	52,192	894,571
†Quixote	149,900	2,540,805
Steelcase Cl. A	50,000	669,000	Natural Resources – 7.3%
Stewart & Stevenson Services	260,300	4,617,722	Energy Services - 1.5%
Superior Uniform Group	164,200	1,694,544	Carbo Ceramics	54,600	2,017,470
Tennant	142,400	5,639,040	Helmerich & Payne	165,900	5,925,948
Trinity Industries	104,000	2,154,880	Lufkin Industries	67,700	1,954,499
Wescast Industries Cl. A	60,500	2,141,700	Tidewater	114,700	3,775,924

		37,873,392			13,673,841

Total (Cost $160,867,880)		177,529,590	Oil and Gas - 2.3%
			Berry Petroleum Company Cl. A	30,000	505,500
			EOG Resources	100,000	3,970,000
Industrial Services – 9.4%			EnergySouth	86,950	2,785,878
Commercial Services - 3.2%			Husky Energy	313,184	3,435,600
ABM Industries	318,600	5,530,896	Penn Virginia	55,500	2,163,390
Central Parking	112,500	2,570,625	Pure Resources [a]	123,157	2,561,666
Chemed Corporation	114,100	4,300,429	St. Mary Land & Exploration Company	40,000	957,160
Cordiant Communications Group ADR [a,b]	370,900	2,210,564	Stone Energy [a]	89,000	3,582,250
Kelly Services Cl. A	115,000	3,106,150
Manpower	80,000	2,940,000			19,961,444
National Service Industries	122,450	1,102,050
New Horizons Worldwide [a]	145,900	1,486,721	Precious Metals and Mining - 0.6%
On Assignment [a]	214,400	3,816,320	AngloGold ADR [b]	196,400	5,122,112
ServiceMaster	85,000	1,166,200
			Real Estate - 2.9%
		28,229,955	Chelsea Property Group	185,000	6,188,250
Food/Tobacco Processors - 0.8%			Cousins Properties	84,000	2,079,840
DIMON	336,700	2,329,964	Cresent Real Estate Equities	29,000	542,300
Universal	124,800	4,580,160	†Essex Property Trust	55,000	3,008,500
			Glenborough Realty Trust	25,000	592,500
		6,910,124	Kimco Realty	45,000	1,507,050
			Manufactured Home Communities	38,600	1,354,860
Industrial Distribution - 1.5%			PS Business Parks	35,500	1,240,725
Central Steel & Wire	5,798	3,043,950	†Shurgard Storage Centers Cl. A	70,000	2,429,000
Grainger (W.W.)	35,600	1,783,560	Sun Communities	17,800	743,150
Lawson Products	151,200	4,658,472	Thornburg Mortgage	70,000	1,377,600
Ritchie Bros. Auctioneers [a]	127,100	3,966,791	Vornado Realty Trust	40,000	1,848,000
			W.P. Carey & Co.	141,600	3,186,000
		13,452,773
					26,097,775
Printing - 1.1%
Bowne & Co.	140,000	2,063,600	Total (Cost $50,538,377)		64,855,172
Ennis Business Forms	311,500	4,065,075
New England Business Service	85,000	2,136,900	Technology – 8.0%
Standard Register (The)	51,700	1,767,623	Aerospace/Defense - 1.0%
			Cutiss-Wright	65,500	5,240,000
		10,033,198	HEICO Cl. A	91,240	1,021,888
			Woodward Governor	41,600	2,459,392
Transportation and Logistics - 2.1%
Airborne	62,500	1,200,000			8,721,280
AirNet Systems [a]	97,200	826,200
C.H. Robinson Worldwide	85,000	2,850,050	Components and Systems - 2.5%
			American Power Conversion [a]	168,600	2,129,418

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 41

SCHEDULES OF INVESTMENTS
ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			PREFERRED STOCKS – 0.7%
Components and Systems (continued)			Fleetwood Capital Trust 6.00% Conv. [a]	70,000	$1,120,000
Analogic	19,000	$934,230	†McLeodUSA 2.50% Conv. [a]	10,225	38,344
Dionex [a]	90,200	2,416,458	†Reinsurance Group of America 5.75% Conv.	50,000	2,485,000
†Methode Electronics Cl. A	210,000	2,681,700	†United Fire & Casualty Company
Newport [a]	235,300	3,684,798	6.375% Conv.	50,000	1,389,000
Rainbow Technologies [a]	95,000	467,400	Vornado Realty Trust 6.50% Conv.	15,000	951,000
Symbol Technologies	431,500	3,667,750
Technitrol	269,300	6,274,690	TOTAL PREFERRED STOCKS (Cost $7,184,216)		5,983,344
		22,256,444
Distribution – 1.8%				PRINCIPAL
Arrow Electronics [a]	180,000	3,735,000		AMOUNT
Avnet [a]	424,000	9,323,760
Cohu	40,000	691,200	CORPORATE BONDS – 0.7%
Nam Tai Electronics	19,500	384,540	Allegiance Telecom 12.875%
Richardson Electronics	202,400	2,171,752	Senior Note due 5/15/08 HMT Technology 5.75%	$5,470,000	1,176,050
		16,306,252	Conv. Sub. Note due 1/15/04 Level 3 Communications 9.125%	2,750,000	247,500
IT Services – 0.8%			Senior Note due 5/1/08	9,250,000	3,237,500
Analysts International [a]	399,200	1,696,600	†Level 3 Communications 0% (Step) [f]
Computer Task Group [a]	322,200	1,601,334	Senior Note due 12/1/08	3,000,000	690,000
Gartner Cl. A [a]	347,900	3,513,790	Richardson Electronics 8.25% Conv. Sub. Deb. due 6/15/06	300,000	276,000
		6,811,724	Standard Commercial 7.25% Conv. Sub. Deb. due 3/31/07	500,000	478,125
Semiconductors and Equipment – 0.6%
Exar [a]	198,100	3,906,532	TOTAL CORPORATE BONDS
Helix Technology	73,200	1,507,920	(Cost $10,070,274)		6,105,175
Software - 0.7%		5,414,452	U.S. TREASURY OBLIGATIONS – 8.5%
Autodesk	475,000	6,293,750	U.S. Treasury Notes †3.25%, due 5/31/04	75,000,000	75,597,675
Telecommunication – 0.6% Communications Systems [a]	176,000	1,100,000
†McLeodUSA (Warrants) [a,e]	22,659	11,329	TOTAL U.S. TREASURY OBLIGATIONS
†McLeodUSA Cl. A [a] †Scientific-Atlanta	1,465,864 218,000	615,663 3,586,100	(Cost $75,599,801)		75,597,675
		5,313,092	REPURCHASE AGREEMENT – 8.7%
Total (Cost $72,376,105)		71,116,994	State Street Bank & Trust Company, 1.00% dated 6/28/02, due
Utilities – 2.1%			7/1/02, maturity value $77,371,447
†DQE	705,000	9,870,000	(collateralized by U.S. Treasury
El Paso Electric Company [a]	114,300	1,583,055	Bonds, 5.25%-8.875% due 8/15/17-2/15/29
†Hawaiian Electric Industries	116,400	4,952,820	valued at $78,920,093)
NUI Corporation Sierra Pacific Resources	51,000 51,800	1,402,500 404,040	(Cost $77,365,000)		77,365,000

Total (Cost $18,771,834)		18,212,415	TOTAL INVESTMENTS – 104.8% (Cost $867,038,950)		929,358,308
Miscellaneous – 4.8%
Total (Cost $43,273,475)		42,810,454	LIABILITIES LESS CASH
TOTAL COMMON STOCKS (Cost $696,819,659)		764,307,114	AND OTHER ASSETS – (4.8)%		(42,445,080)

			NET ASSETS – 100.0%		$886,913,228

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS – 91.3%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 12.7%			Pier 1 Imports	266,800	$5,602,800
Apparel and Shoes - 2.5%			Shoe Carnival [a]	6,500	138,710
Haggar	1,000	$16,050
Maxwell Shoe Company Cl. A [a]	8,900	141,065			92,831,158
Nautica Enterprises [a]	1,353,800	17,585,862
Stride Rite	1,493,600	11,948,800	Total (Cost $80,331,763)		119,949,539
Wolverine World Wide	1,387,000	24,203,150
			Financial Intermediaries – 6.3%
		53,894,927	Insurance - 5.0%
			Argonaut Group	645,950	13,836,249
Collectibles - 1.5%			CNA Surety	716,800	10,429,440
Enesco Group [a]	624,300	5,456,382	NYMAGIC [a]	384,000	5,856,000
Topps Company (The) [a,c]	2,745,900	27,623,754	Navigators Group [a,c]	481,800	12,902,604
			Ohio Casualty [a]	860,100	17,976,090
		33,080,136	PMA Capital Cl. A	770,900	16,304,535
			The Phoenix Companies	777,400	14,265,290
Food/Beverage/Tobacco - 0.5%			ProAssurance [a]	553,800	9,746,880
Boston Beer Company Cl. A [a]	596,800	9,489,120	PXRE Group	186,400	4,324,480
800 JR Cigar [a,e]	60,700	789,100	Trenwick Group	344,400	2,583,000

		10,278,220			108,224,568

Home Furnishing/Appliances - 1.2%			Securities Brokers - 1.3%
La-Z-Boy	149,100	3,760,302	E*TRADE Group [a]	3,050,900	16,657,914
Natuzzi ADR [b]	1,513,900	22,996,141	Instinet Group [a]	1,765,400	11,510,408

		26,756,443			28,168,322

Publishing - 1.1%			Total (Cost $127,486,478)		136,392,890
4Kids Entertainment [a,c]	1,128,600	23,362,020
			Financial Services – 0.7%
Sports and Recreation - 4.7%			Information and Processing - 0.5%
Arctic Cat [c]	1,456,800	25,332,295	†eFunds Corporation [a]	1,135,500	10,774,759
Callaway Golf	1,674,300	26,520,912
Coachmen Industries	60,600	878,700	Insurance Brokers - 0.1%
Monaco Coach [a]	414,000	8,818,200	Clark/Bardes [a]	169,700	3,875,948
National R.V. Holdings [a]	298,140	2,981,400
Oakley [a]	1,223,800	21,294,120	Other Financial Services - 0.1%
Sturm, Ruger & Co.	1,096,900	15,521,135	Fremont General	17,200	71,896

		101,346,762	Total (Cost $16,520,685)		14,722,603

Other Consumer Products - 1.2%
Concord Camera [a]	1,117,300	5,699,347	Health – 15.2%
†JAKKS Pacific [a]	774,900	13,723,479	Commercial Services - 2.7%
Velcro Industries	580,100	5,815,502	PAREXEL International [a]	953,600	13,264,576
			Perrigo [a]	2,275,700	29,584,100
		25,238,328	Quintiles Transnational [a]	1,240,700	15,496,343

Total (Cost $250,012,671)		273,956,836			58,345,019

Consumer Services – 5.6%			Drugs and Biotech - 9.2%
Direct Marketing - 0.8%			†Abgenix [a]	897,000	8,790,600
†Nu Skin Enterprises Cl. A	1,082,100	15,744,555	Antigenics [a,c]	2,079,000	20,478,150
			Applera Corporation-Celera
Restaurants/Lodgings - 0.5%			Genomics Group [a]	1,672,100	20,065,200
Lone Star Steakhouse & Saloon	32,039	755,800	Biopure Corporation Cl. A [a]	1,058,800	8,099,820
†Prime Hospitality [a]	817,400	10,618,026	†Cell Genesys [a]	930,000	12,544,770
			†CIMA Labs [a]	317,300	7,653,276
		11,373,826	Discovery Partners International [a,c]	1,539,900	10,101,744
			† Durect Corporation [a]	933,800	7,470,400
Retail Stores - 4.3%			Emisphere Technologies [a,c]	1,334,700	5,592,393
Big Lots [a]	896,100	17,635,248	Gene Logic [a,c]	1,533,300	21,466,200
Brookstone [a]	13,700	243,038	† Human Genome Sciences [a]	810,000	10,854,000
Buckle (The) [a]	322,200	7,942,230	Incyte Genomics [a]	587,900	4,274,033
Burlington Coat Factory Warehouse	125,500	2,666,875	Lexicon Genetics [a,c]	3,164,100	15,469,285
Cato Cl. A	692,500	15,442,750	Martek Biosciences [a]	509,600	10,660,832
Charming Shoppes [a]	2,993,100	25,860,384	† Maxygen [a]	685,400	8,210,407
Claire’s Stores	486,000	11,129,400	Organogenesis [a]	2,177,900	435,580
Dress Barn (The) [a]	8,100	125,307
Finish Line (The) Cl. A [a]	337,300	6,044,416

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 43

SCHEDULES OF INVESTMENTS
ROYCE LOW-PRICED STOCK FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Engineering and Construction - 1.5%
Drugs and Biotech (continued)			Clayton Homes	406,000	$6,414,800
Seattle Genetics [a,c]	1,613,300	$8,405,293	Dycom Industries [a]	485,000	5,669,650
VIVUS [a,c]	2,645,600	17,910,712	Keith Companies [a,c]	681,200	10,367,864
			McDermott International [a]	1,395,600	11,304,360
		198,482,695
					33,756,674
Health Services - 1.6%
aaiPharma [a]	117,500	2,641,400	Printing - 0.7%
Covance [a]	1,341,100	25,145,625	Bowne & Co.	167,000	2,461,580
PDI [a]	391,300	6,061,237	Ennis Business Forms	462,300	6,033,015
			New England Business Service	262,400	6,596,736
		33,848,262
					15,091,331
Personal Care - 0.4%
Ocular Sciences [a]	333,000	8,824,500	Transportation and Logistics - 0.1%
			AirNet Systems [a]	27,000	229,500
Surgical Products and Devices - 1.3%
Cyberonics [a]	432,100	5,668,720	Total (Cost $86,319,991)		91,776,220
STERIS [a]	170,000	3,248,700
VISX [a]	1,787,500	19,483,750	Natural Resources – 17.1%
			Energy Services - 3.9%
		28,401,170	Global Industries [a]	2,439,850	17,054,551
			Input/Output [a,c]	2,780,700	25,026,300
Total (Cost $388,115,659)		327,901,646	National-Oilwell [a]	390,000	8,209,500
			†Oil States International [a]	753,200	8,963,080
Industrial Products – 5.3%			Patterson-UTI Energy [a]	313,200	8,841,636
Building Systems and Components - 0.2%			†Tubos de Acero de Mexico ADR [b]	1,662,500	15,295,000
†Armstrong Holdings [a,c]	2,319,500	4,151,905
					83,390,067
Construction Materials - 0.9%
†USG [a,c]	2,593,300	18,542,095	Oil and Gas - 3.0%
			Tom Brown [a]	50,000	1,417,500
Industrial Components - 1.1%			Husky Energy	1,181,995	12,966,377
Cable Design Technologies [a]	1,057,700	10,841,425	Pure Resources [a]	681,373	14,172,558
Ladish Company [a]	340,500	4,154,100	3TEC Energy [a]	624,300	10,881,549
†Powell Industries [a]	368,000	8,924,000	† Unit Corporation [a]	1,437,700	24,944,095
Woodhead Industries	6,200	106,268
					64,382,079
		24,025,793
			Precious Metals and Mining - 10.2%
Machinery - 0.8%			†Agnico-Eagle Mines	903,000	13,156,710
Lincoln Electric Holdings	290,100	7,803,690	AngloGold ADR [b]	928,100	24,204,848
Tektronix [a]	534,000	9,991,140	Apex Silver Mines [a,c]	1,839,300	26,669,850
			†Glamis Gold [a]	3,114,200	27,373,818
		17,794,830	Gold Fields ADR [b]	2,666,500	29,918,130
			†Goldcorp	2,737,000	27,233,150
Specialty Chemicals and Materials - 0.9%			†Harmony Gold Mining ADR [b]	1,733,200	23,450,196
Albemarle Corporation	182,700	5,618,025	Meridian Gold [a]	1,680,500	26,972,025
Schulman (A.)	670,600	14,383,699	†Stillwater Mining [a]	1,400,900	22,806,652

		20,001,724			221,785,379

Textiles - 0.9%			Total (Cost $311,307,627)		369,557,525
Unifi [a]	1,894,700	20,652,230
Other Industrial Products - 0.5%			Technology – 18.9%
Mity Enterprises [a]	8,900	97,900	Aerospace/Defense - 0.5%
Steelcase Cl. A	745,100	9,969,438	Integral Systems [a]	88,600	1,933,252
			Kaman Corporation Cl. A	518,100	8,683,356
		10,067,338
					10,616,608
Total (Cost $104,326,824)		115,235,915
			Components and Systems - 3.5%
			American Power Conversion [a]	1,145,100	14,462,613
Industrial Services – 4.2%			DuraSwitch Industries [a,c]	830,500	6,320,105
Commercial Services - 1.9%			†KEMET [a]	729,000	13,019,940
Carlisle Holdings [a]	1,333,600	3,934,120	Overland Data [a]	22,400	369,152
Cornell Companies [a]	477,500	5,658,375	PC-Tel [a,c]	1,116,900	7,560,296
Korn/Ferry International [a]	458,000	4,167,800	Rainbow Technologies [a]	1,104,200	5,432,664
Labor Ready [a]	912,600	5,338,710	Read-Rite [a]	3,518,100	1,688,688
RemedyTemp Cl. A [a]	275,600	5,015,920
Spherion Corporation [a]	946,500	11,263,350
Wackenhut Corrections [a]	501,400	7,320,440

		42,698,715

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Technology (continued) Components and Systems (continued) REMEC [a,c]	2,469,600	$13,854,456	Utilities – 0.4% †El Paso Electric Company [a]	685,900	$9,499,715
†Symbol Technologies	1,530,000	13,005,000	Total (Cost $10,564,211)		9,499,715
Distribution - 1.3% Avnet [a]	508,700	75,712,914 11,186,313	Miscellaneous – 4.9% Total (Cost $124,766,883)		105,739,761
Daisytek International [a]	805,600	13,662,976
Richardson Electronics	327,300	3,511,929 28,361,218	TOTAL COMMON STOCKS (Cost $1,968,275,028)		1,973,531,246

Internet Software and Services - 1.8%			REPURCHASE AGREEMENT – 9.0%
†EarthLink [a]	2,079,300	13,785,759	State Street Bank & Trust Company,
INT Media Group [a,c]	2,081,100	4,120,578	1.00% dated 6/28/02, due 7/1/02,
RealNetworks [a]	1,319,700	5,371,179	maturity value $194,658,220
Register.com [a,c]	2,094,900	15,963,138	(collateralized by U.S. Treasury Bonds, 5.25%-11.25% due
IT Services - 2.3%		39,240,654	2/15/15-2/15/29, valued at $198,545,988) (Cost $194,642,000)		194,642,000
American Management Systems [a]	187,200	3,577,392	TOTAL INVESTMENTS – 100.3%
Analysts International [a,c]	1,460,300	6,206,275	(Cost $2,162,917,028)		2,168,173,246
CIBER [a]	608,500	4,411,625
†Forrester Research [a]	370,800	7,193,149	LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(6,156,560)
Perot Systems Cl. A [a]	1,837,800	20,013,642
Syntel [a]	641,500	7,928,940 49,331,023	NET ASSETS – 100.0%		$2,162,016,686

Semiconductors and Equipment - 4.5%
†Credence Systems [a]	764,500	13,585,165
DSP Group [a]	641,100	12,565,560
ESS Technology [a]	15,800	277,132
Electroglas [a]	985,000	9,850,000
Entegris [a]	757,000	11,052,200
Exar [a]	787,100	15,521,612
Helix Technology	313,500	6,458,100
Integrated Silicon Solution [a]	433,000	3,862,360
†MIPS Technologies Cl. A [a]	1,626,500	10,035,505
Semitool [a]	929,900	7,587,984
TTM Technologies [a]	1,091,600	5,719,984
		96,515,602
Software - 1.8%
ANSYS [a]	188,000	3,778,800
†Autodesk	1,091,000	14,455,750
Progress Software [a]	142,700	2,106,109
Transaction Systems Architects Cl. A [a]	1,551,700	18,247,992
		38,588,651
Telecommunication - 3.2%
Allegiance Telecom [a]	3,741,200	6,846,396
†Andrew Corporation [a]	600,000	8,952,000
†Computer Network Technology [a]	1,432,600	8,781,838
Garmin [a]	65,000	1,433,250
Globecomm Systems [a]	551,600	2,256,044
PECO II [a]	450,000	1,507,500
Plantronics [a]	450,100	8,556,401
Somera Communications [a]	2,356,800	16,827,552
ViaSat [a,c]	1,811,500	15,270,945
		70,431,926
Total (Cost $468,522,236)		408,798,596

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 45

SCHEDULES OF INVESTMENTS
ROYCE OPPORTUNITY FUND

COMMON STOCKS – 94.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 6.4%			Gadzooks [a]	285,400	$3,593,186
Apparel and Shoes - 1.8%			Good Guys (The) [a]	716,300	2,528,539
Brown Shoe Company	315,900	$8,876,790	Goody’s Family Clothing [a]	311,100	3,586,983
Hartmarx [a]	842,000	2,105,000	InterTAN [a]	410,000	4,571,500
Tommy Hilfiger [a]	349,200	5,000,544	Little Switzerland [a]	371,800	650,650
			Wild Oats Markets [a]	500,500	8,058,050
		15,982,334
					31,475,086
Collectibles - 0.5%
Topps Company (The) [a]	401,800	4,042,108	Other Consumer Services - 0.7%
			Cash America International	599,600	5,516,320
Home Furnishing/Appliances - 1.0%			Gilman & Ciocia [a]	162,800	174,196
Bush Industries Cl. A	353,700	4,244,400
Congoleum Corporation Cl. A [a]	200,300	470,705			5,690,516
Dixie Group [a]	401,900	2,491,780
Salton [a]	110,500	1,585,675	Total (Cost $58,925,932)		79,942,226

		8,792,560
			Financial Intermediaries – 1.8%
Publishing - 1.3%			Banking - 0.6%
McClatchy Company Cl. A	87,000	5,589,750	Banknorth Group	61,200	1,592,424
Media General Cl. A	87,500	5,250,000	Sterling Bancorp	80,790	2,884,203
			Waypoint Financial	36,000	703,800
		10,839,750
					5,180,427
Sports and Recreation - 0.1%
Cannondale Corporation [a]	210,000	499,800	Insurance - 1.2%
Coastcast Corporation [a]	275,100	577,710	Annuity and Life Re (Holdings)	172,500	3,120,525
			Horace Mann Educators	203,700	3,803,079
		1,077,510	PXRE Group	146,300	3,394,160

Other Consumer Products - 1.7%					10,317,764
Cobra Electronics [a]	210,000	1,732,500
Cross (A.T.) & Company Cl. A [a]	291,500	2,186,250	Total (Cost $11,590,303)		15,498,191
Playtex Products [a]	330,700	4,282,565
†Universal Electronics [a]	351,900	5,264,424
Velcro Industries	119,200	1,194,980	Financial Services – 0.4%
			Other Financial Services - 0.4%
		14,660,719	Fremont General	756,900	3,163,842

Total (Cost $48,761,113)		55,394,981	Total (Cost $3,747,607)		3,163,842

Consumer Services – 9.2%			Health – 2.5%
Direct Marketing - 1.5%			Drugs and Biotech - 0.5%
Coldwater Creek [a]	203,800	4,972,720	Columbia Laboratories [a]	435,700	2,614,200
Nu Skin Enterprises Cl. A	452,800	6,588,240	New Brunswick Scientific [a]	272,495	1,907,465
Spiegel Cl. A [a]	634,600	463,258
Traffix [a]	184,400	903,560			4,521,665

		12,927,778	Health Services - 1.4%
			Bioanalytical Systems [a]	176,300	907,945
Leisure/Entertainment - 2.5%			LabOne [a]	176,000	4,574,240
AMC Entertainment [a]	230,500	3,273,100	MIM Corporation [a]	276,500	3,342,885
Carmike Cinemas [a]	95,944	2,389,006	QuadraMed [a]	526,700	3,681,633
Metro-Goldwyn-Mayer [a]	40,000	468,000
Orient-Express Hotels Cl. A [a]	312,500	5,353,125			12,506,703
Steinway Musical Instruments [a]	291,900	6,246,660
Vail Resorts [a]	250,000	4,275,000	Personal Care - 0.1%
			Weider Nutrition International Cl. A [a]	258,900	512,622
		22,004,891

Restaurants/Lodgings - 0.9%			Surgical Products and Devices - 0.5%
Champps Entertainment [a]	144,500	1,764,345	Colorado MEDtech [a]	425,000	1,062,500
Chart House Enterprises [a]	42,382	141,980	Invivo Corporation [a]	118,400	1,764,160
IHOP Corporation [a]	167,400	4,929,930	Palomar Medical Technologies [a]	418,400	393,296
Piccadilly Cafeterias [a]	335,900	1,007,700	Spacelabs Medical [a]	107,300	1,523,660

		7,843,955			4,743,616

Retail Stores - 3.6%			Total (Cost $18,306,159)		22,284,606
Bombay Company (The) [a]	568,400	2,552,116
Burlington Coat Factory Warehouse	134,600	2,860,250
Casey’s General Stores	255,300	3,073,812	Industrial Products – 25.7%
			Building Systems and Components - 1.4%
			AZZ [a]	73,800	1,151,280
			Lennox International	446,000	8,023,540

46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Specialty Chemicals and Materials - 6.6%
Building Systems and Components (continued)			†Albemarle Corporation	214,400	$6,592,800
Modtech Holdings [a]	221,601	$2,789,956	Arch Chemicals	218,150	5,388,305
Preformed Line Products Company	15,500	286,734	Calgon Carbon Gundle/SLT Environmental [a]	524,700 425,500	4,407,480 3,127,425
		12,251,510	LESCO Lydall [a]	340,300 390,300	3,927,062 5,952,075
Construction Materials - 0.8%			MacDermid	245,200	5,271,800
Foster (L.B.) Cl. A [a]	311,500	1,566,845	Material Sciences [a]	330,500	4,633,610
Huttig Building Products [a]	474,100	2,545,917	PolyOne Corporation	481,300	5,414,625
Universal Stainless & Alloy Products [a]	206,500	2,426,375	Quaker Chemical Rogers [a]	221,000 102,500	5,414,500 2,799,275
		6,539,137	Solutia Terra Industries [a]	239,200 634,000	1,679,184 1,318,720
Industrial Components - 5.4% American Technical Ceramics [a]	125,000	625,000	Titanium Metals [a]	452,400	1,583,400
Applied Films Corporation [a] BMC Industries	112,500 808,800	1,255,500 776,448			57,510,261
Cable Design Technologies [a]	394,500	4,043,625	Textiles - 0.9%
Carpenter Technology	185,000	5,329,850	Cone Mills [a]	306,200	820,616
CoorsTek[a] Deswell Industries	180,200 171,500	5,569,982 3,838,170	Wellman	415,600	6,961,300
Gerber Scientific [a]	548,800	1,926,288			7,781,916
Hawk Corporation Cl. A [a,c]	455,000	1,615,250
Ladish Company [a]	222,700	2,716,940	Other Industrial Products - 2.8%
Osmonics [a]	302,600	4,811,340	Albany International Cl. A	249,026	6,701,290
Park Electrochemical	210,800	5,586,200	Fansteel [a]	309,000	21,630
Penn Engineering & Manufacturing	171,500	2,987,530	Griffon [a]	163,690	2,962,789
SPS Technologies [a]	36,600	1,397,022	Maxwell Technologies [a]	343,500	2,995,320
Timken	214,700	4,794,251	Smith (A.O.) Corporation	199,200	6,217,032
		47,273,396	† Spartan Motors	344,000	5,270,080 24,168,141
Machinery - 4.7% Atchison Casting [a]	200,400	50,100	Total (Cost $201,469,427)		222,951,405
Baldwin Technology Company [a]	450,300	634,923
Chart Industries [a]	565,800	1,091,994	Industrial Services – 10.3%
CIRCOR International	271,500	4,656,225	Advertising/Publishing - 1.1%
Cummins	45,000	1,489,500	Harris Interactive [a]	739,800	2,493,126
DT Industries [a]	255,000	892,500	†Journal Register Company [a]	232,000	4,663,200
†DT Industries (Restricted) [a,e] Evans & Sutherland Computer [a]	400,000 372,500	1,280,000 2,886,875	Modem Media [a]	703,900	2,534,040
GSI Lumonics [a] Hurco Companies [a]	512,600 241,600	3,947,020 533,936			9,690,366
JLG Industries	299,000	4,194,970	Commercial Services - 3.8%
MTS Systems	250,900	3,148,795	Ag Services of America [a]	212,500	2,596,750
†Regal-Beloit	125,000	3,038,750	AHL Services [a]	325,000	650,000
†Terex Corporation [a]	203,800	4,583,462	Carreker Corporation [a]	621,900	7,151,850
3D Systems [a]	303,000	3,696,600	Central Garden & Pet [a]	280,000	4,908,400
UNOVA [a]	706,100	4,582,589	Fleming Companies Manufacturers Services [a]	254,900 707,100	4,626,435 3,415,293
		40,708,239	Regent Communications [a] Rentrak Corporation [a]	298,500 355,700	2,107,111 1,806,956
Paper and Packaging - 1.5%			Volt Information Sciences [a]	177,500	4,346,975
Applied Extrusion Technologies [a]	498,700	3,465,965	Xanser Corporation [a]	609,100	1,108,562
Graphic Packaging International [a]	395,300	3,656,525			32,718,332
Longview Fibre [a]	470,000	4,427,400	Engineering and Construction - 0.3%
Peak International [a]	230,700	1,349,595	Corrpro Companies [a] Todd Shipyards [a]	393,700 150,000	452,755 1,882,500
		12,899,485			2,335,255
Pumps, Valves and Bearings - 1.6%
Baldor Electric Flowserve [a]	244,900 99,600	6,171,480 2,968,080	Industrial Distribution - 0.6% Hughes Supply	107,000	4,804,300
Gardner Denver [a] NN	152,900 126,700	3,058,000 1,621,760	Printing - 1.5%
		13,819,320	Banta Corporation Bowne & Co.	76,600 385,000	2,749,940 5,674,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 47

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Components and Systems - 6.9%
Printing (continued)			Analogic	115,000	$5,654,550
Wallace Computer Services	235,800	$5,069,700	Ault [a,c]	282,100	1,258,166
			Avid Technology [a]	494,300	4,577,218
		13,494,540	CTS	420,700	5,065,228
Transportation and Logistics - 3.0%			Chyron [a]	608,400	255,528
Alexander & Baldwin	80,000	2,042,400	Concurrent Computer [a]	235,600	1,095,540
Arkansas Best [a]	300,100	7,646,548	Cray [a]	816,700	3,650,649
Atlas Air Worldwide Holdings [a]	317,900	1,176,230	Del Global Technologies [a]	279,085	1,046,569
Celadon Group [a]	227,800	2,906,728	Digi International [a]	545,600	1,801,026
Interpool	102,300	1,765,698	Dot Hill Systems [a]	682,600	2,703,096
Mesa Air Group [a]	153,700	1,414,040	Hypercom Corporation [a]	657,000	5,058,900
OMI Corporation [a]	482,900	1,979,890	Interlink Electronics [a]	385,300	1,753,115
Sea Containers Cl. A	224,700	3,235,680	Interphase Corporation [a]	178,400	624,400
Stelmar Shipping [a]	268,600	3,986,024	Maxtor Corporation [a]	664,500	3,003,540
			Media 100 [a]	295,400	531,720
		26,153,238	Merix Corporation [a]	342,200	2,936,076
			Network Equipment Technologies [a]	648,200	2,787,260
Total (Cost $72,987,692)		89,196,031	Pinnacle Systems [a]	571,700	6,282,411
			Planar Systems [a]	203,500	3,917,375
Natural Resources – 4.7%			Read-Rite [a]	633,100	303,888
Energy Services - 1.3%			Spectrum Control [a]	328,200	1,985,610
Chiles Offshore [a]	85,200	2,066,100	†WatchGuard Technologies [a]	593,000	3,048,020
†GulfMark Offshore [a]	87,600	3,627,516
Pride International [a]	200,000	3,132,000			59,339,885
Willbros Group [a]	154,000	2,618,000
			Distribution - 2.1%
		11,443,616	Bell Industries [a]	246,200	470,242
			Bell Microproducts [a]	600,500	4,834,025
Oil and Gas - 2.4%			Benchmark Electronics [a]	149,100	4,323,900
Forest Oil [a]	176,010	5,003,964	†MCSi [a]	325,700	3,693,438
Nuevo Energy [a]	355,000	5,609,000	†Nam Tai Electronics	224,200	4,421,224
†Pengrowth Energy Trust	373,700	3,703,289	Reptron Electronics [a]	245,700	405,405
Swift Energy [a]	341,000	5,384,390
Clayton Williams Energy [a]	61,500	713,400			18,148,234

		20,414,043	Internet Software and Services - 0.4%
			ePresence [a]	662,800	2,485,500
Precious Metals and Mining - 0.8%			iVillage [a]	657,100	827,946
Brush Engineered Materials [a]	137,500	1,705,000
Century Aluminum	360,100	5,361,889			3,313,446

		7,066,889	IT Services - 1.2%
			AlphaNet Solutions [a]	132,600	225,420
Other Natural Resources - 0.2%			Computer Task Group [a]	422,500	2,099,825
Cadiz [a]	190,000	1,614,810	Computer Horizons [a]	639,200	3,112,904
			Systems & Computer Technology [a]	345,000	4,660,950
Total (Cost $40,151,122)		40,539,358	Technology Solutions [a]	421,300	539,264

Technology – 28.2%					10,638,363
Aerospace/Defense - 5.9%
Applied Signal Technology [a]	174,000	2,114,100	Semiconductors and Equipment - 7.0%
Ducommun [a]	186,600	4,896,384	†ANADIGICS [a]	455,200	3,750,848
EMS Technologies [a]	74,200	1,535,198	†Brooks-PRI Automation [a]	178,700	4,567,572
EDO Corporation	74,000	2,109,000	California Micro Devices [a]	413,300	2,099,564
Esterline Technologies [a]	184,900	4,197,230	Credence Systems [a]	275,900	4,902,743
GenCorp	452,700	6,473,610	FSI International [a]	516,200	3,856,014
HEICO	150,000	2,103,000	GlobespanVirata [a]	626,168	2,423,270
Herley Industries [a]	260,000	5,514,600	Innovex [a]	409,000	1,623,730
Hexcel Corporation [a]	317,100	1,379,385	LeCroy Corporation [a]	210,300	2,502,570
Kaman Corporation Cl. A	230,500	3,863,180	MEMC Electronic Materials [a]	707,600	3,467,240
Moog Cl. A [a]	204,450	8,766,816	Microsemi [a]	67,500	445,500
Paravant [a]	527,100	1,665,636	Robotic Vision Systems [a]	619,200	569,664
Sensytech [a,c]	210,900	1,933,953	Sigma Designs [a]	370,200	958,818
Teledyne Technologies [a]	237,500	4,928,125	Spectrian Corporation [a]	236,200	2,449,394

		51,480,217

48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Utilities – 0.4%
Semiconductors and Equipment (continued)			†Black Hills	100,000	$3,461,000
Standard Microsystems [a]	326,400	$7,706,304
TTM Technologies [a]	282,800	1,481,872	Total (Cost $3,386,718)		3,461,000
†Veeco Instruments [a]	222,700	5,146,597
Vishay Intertechnology [a]	310,315	6,826,930
White Electronic Designs [a]	636,000	4,782,720	Miscellaneous – 4.7%
Xicor [a]	351,800	1,421,272	Total (Cost $47,956,380)		40,823,992

		60,982,622
			TOTAL COMMON STOCKS
Software - 1.1%			(Cost $775,854,760)		817,994,817
Epicor Software [a]	726,100	1,132,716
MSC.Software [a]	255,300	2,284,935
Phoenix Technologies [a]	445,700	4,457,000	PREFERRED STOCKS – 0.1%
Rogue Wave Software [a]	195,100	526,770	†Allen Telecom 7.75% Conv.	30,000	1,069,500
SCB Computer Technology [a]	724,400	630,228	Chart House Enterprises 10.00% Conv. [a]	58,069	37,745
Versant Corporation [a]	340,000	255,000

		9,286,649	TOTAL PREFERRED STOCKS
			(Cost $1,564,797)		1,107,245
Telecommunication - 3.6%
Allen Telecom [a]	666,200	2,864,660
Arris Group [a]	323,000	1,447,040		PRINCIPAL
Auspex Systems [a]	205,600	51,606		AMOUNT
C-COR.net [a]	405,300	2,837,100	CORPORATE BOND – 0.1%
Channell Commercial [a]	282,800	1,979,600	Hexcel Corporation 9.75%
Computer Network Technology [a]	171,900	1,053,747	Senior Sub. Note due 1/15/09	$1,128,000	874,200
Comtech Telecommunications [a]	342,200	2,361,180
Focal Communications [a,c]	311,048	724,742
Forgent Networks [a]	471,100	2,355,500	TOTAL CORPORATE BOND
General Communication Cl. A [a]	423,000	2,821,410	(Cost $676,592)		874,200
Globecomm Systems [a]	248,900	1,018,001
MetaSolv [a]	489,200	1,951,908
Netopia [a]	678,000	1,850,940	REPURCHASE AGREEMENT – 5.4%
†Powerwave Technologies [a]	375,000	3,435,000	State Street Bank & Trust Company,
Symmetricom [a]	478,800	1,747,620	1.00% dated 6/28/02, due
Touch America Holdings [a]	637,900	1,754,225	7/1/02, maturity value $47,019,918
Westell Technologies Cl. A [a]	835,800	1,295,490	(collateralized by U.S. Treasury
			Bonds, 8.125% due 8/15/19,
		31,549,769	Valued at $47,960,923)
			(Cost $47,016,000)		47,016,000
Total (Cost $268,572,307)		244,739,185

			TOTAL INVESTMENTS – 99.9%
			(Cost $825,112,149)		866,992,262

			CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.1%		735,745

			NET ASSETS – 100.0%		$867,728,007

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 49

SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND

COMMON STOCKS – 84.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 3.8%			Other Industrial Products - 1.0%
Apparel and Shoes - 2.1%			†Diebold	238,300	$8,874,292
Wolverine World Wide	1,058,100	$18,463,845
			Total (Cost $64,893,957)		97,699,533
Sports and Recreation - 1.7%
†Callaway Golf	951,400	15,070,176	Industrial Services – 7.7%
			Commercial Services - 0.7%
Total (Cost $28,975,628)		33,534,021	Manpower	170,000	6,247,500

			Industrial Distribution - 1.4%
Consumer Services – 6.8%			Ritchie Bros. Auctioneers [a]	402,500	12,562,025
Retail Stores - 6.8%
Big Lots [a]	1,677,100	33,005,328	Transportation and Logistics - 5.6%
Charming Shoppes [a]	1,313,200	11,346,048	C.H. Robinson Worldwide	226,600	7,597,898
Claire's Stores	663,500	15,194,150	EGL [a]	1,074,200	18,218,432
			Expeditors International of Washington	153,200	5,080,112
Total (Cost $31,198,049)		59,545,526	Pittston Brink's Group	738,094	17,714,256

Financial Intermediaries – 11.0%					48,610,698
Insurance - 9.8%
Commerce Group	112,600	4,453,330	Total (Cost $48,866,523)		67,420,223
Erie Indemnity Company Cl. A	557,400	22,580,274
PMA Capital Cl. A	1,027,900	21,740,085	Natural Resources – 9.3%
Wesco Financial	27,400	8,263,840	Energy Services - 2.1%
White Mountains Insurance Group	42,600	13,482,900	Precision Drilling [a]	536,500	18,638,010
Zenith National Insurance	482,200	15,358,070
			Oil and Gas - 3.1%
		85,878,499	Tom Brown [a]	956,810	27,125,563

Securities Brokers - 1.2%			Precious Metals and Mining - 4.1%
E*TRADE Group [a]	1,831,900	10,002,174	AngloGold ADR [b]	849,100	22,144,528
			†Goldcorp	1,351,400	13,446,430
Total (Cost $68,521,348)		95,880,673
					35,590,958

Health – 9.6%			Total (Cost $63,125,410)		81,354,531
Commercial Services - 3.8%
Perrigo [a]	1,539,200	20,009,600	Technology – 24.9%
Quintiles Transnational [a]	1,062,000	13,264,380	Aerospace/Defense - 5.8%
			Curtiss-Wright	329,500	26,360,000
		33,273,980	Woodward Governor	407,456	24,088,799

Drugs and Biotech - 2.5%					50,448,799
Applera Corporation-
Celera Genomics Group [a]	1,035,900	12,430,800	Components and Systems - 7.4%
†Invitrogen Corporation [a]	300,000	9,603,000	†Adaptec [a]	818,000	6,454,020
			American Power Conversion [a]	601,500	7,596,945
		22,033,800	Cognex Corporation [a]	601,800	12,066,090
			Dionex [a]	633,700	16,976,823
Personal Care - 0.7%			†Symbol Technologies	1,065,100	9,053,350
†Ocular Sciences [a]	241,200	6,391,800	Zebra Technologies Cl. A [a]	254,000	12,247,880

Surgical Products and Devices - 2.6%					64,395,108
Haemonetics [a]	458,500	13,388,200
†VISX [a]	854,800	9,317,320	Distribution - 3.3%
			Arrow Electronics [a]	371,600	7,710,700
		22,705,520	Avnet [a]	972,147	21,377,513

Total (Cost $90,836,469)		84,405,100			29,088,213

Industrial Products – 11.2%			IT Services - 4.2%
Building Systems and Components - 2.4%			Gartner Cl. A [a]	1,104,800	11,158,480
Simpson Manufacturing [a]	366,300	20,926,719	Keane [a]	769,200	9,538,080
			Perot Systems Cl. A [a]	1,494,600	16,276,194
Construction Materials - 3.2%
Florida Rock Industries	781,550	27,987,305			36,972,754

Machinery - 4.6%			Semiconductors and Equipment - 1.8%
Lincoln Electric Holdings	1,014,690	27,295,161	†Cabot Microelectronics [a]	374,600	16,167,736
Nordson Corporation	511,600	12,616,056

		39,911,217

50 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

			ROYCE TRUST & GIFTSHARES FUND

			COMMON STOCKS – 84.7%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 6.9%
Software - 1.2%			Apparel and Shoes - 5.2%
Autodesk	350,000	$4,637,500	Delta Apparel	42,840	$1,150,254
National Instruments [a]	187,475	6,104,186	Nautica Enterprises [a]	39,300	510,507
		10,741,686			1,660,761
Telecommunication - 1.2%			Collectibles - 1.7%
Allegiance Telecom [a] Plantronics [a]	2,645,600 276,800	4,841,448 5,261,968	The Boyds Collection [a]	88,000	553,520
		10,103,416	Total (Cost $1,571,704)		2,214,281
Total (Cost $200,805,657)		217,917,712	Financial Intermediaries – 7.8% Insurance - 6.2%
TOTAL COMMON STOCKS			Argonaut Group	42,200	903,924
(Cost $597,223,041)		737,757,319	Erie Indemnity Company Cl. A Horace Mann Educators	15,000 25,000	607,650 466,750
REPURCHASE AGREEMENT – 15.5% State Street Bank & Trust Company,					1,978,324
1.00% dated 6/28/02, due 7/1/02,			Securities Brokers - 1.6%
maturity value $135,890,323 (collateralized by U.S. Treasury Bonds,			E*TRADE Group [a]	95,000	518,700
11.25% due 2/15/15, valued at $138,611,924) (Cost $135,879,000)		135,879,000	Total (Cost $2,088,075)		2,497,024
			Financial Services – 4.2%
TOTAL INVESTMENTS – 99.8%			Insurance Brokers - 2.6%
(Cost $733,102,041)		873,636,319	Gallagher (Arthur J.) & Company	24,000	831,600

CASH AND OTHER ASSETS			Investment Management - 1.6%
LESS LIABILITIES – 0.2%		1,377,707	†Alliance Capital Management Holding L.P.	15,000	513,750
NET ASSETS – 100.0%		$875,014,026	Total (Cost $1,182,161)		1,345,350
			Health – 12.5% Commercial Services - 5.7%
			Perrigo [a]	54,900	713,700
			†Quintiles Transnational [a]	35,000	437,150
			The TriZetto Group [a]	78,700	672,885
					1,823,735
			Drugs and Biotech - 5.0%
			†Affymetrix [a]	8,000	191,920
			†Applera Corporation-
			Applied Biosystems Group	14,000	272,860
			†Gene Logic [a]	70,500	987,000
			Lexicon Genetics [a]	31,000	151,559
					1,603,339
			Personal Care - 1.8%
			Ocular Sciences [a]	22,000	583,000
			Total (Cost $4,273,313)		4,010,074

			Industrial Products – 2.4%
			Machinery - 2.4%
			Lincoln Electric Holdings	28,900	777,410
			Total (Cost $604,605)		777,410

			Industrial Services – 12.2%
			Commercial Services - 7.1%
			†Convergys Corporation [a]	15,000	292,200
			iGATE Corporation [a]	119,900	553,938
			Kforce[a]	112,500	669,375
			New Horizons Worldwide [a]	31,000	315,890
			Wackenhut Corrections [a]	30,500	445,300
					2,276,703

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 51

SCHEDULES OF INVESTMENTS

ROYCE TRUST & GIFTSHARES FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Utilities – 2.2%
Industrial Distribution - 2.8%			†DQE	50,000	$700,000
Ritchie Bros. Auctioneers [a]	29,000	$905,090
			Total (Cost $675,000)		700,000
Transportation and Logistics - 2.3%
EGL [a]	15,000	254,400	TOTAL COMMON STOCKS
Pittston Brink’s Group	20,570	493,680	(Cost $25,165,895)		27,205,788

		748,080	REPURCHASE AGREEMENT – 1.1%
			State Street Bank & Trust Company,
Total (Cost $2,968,104)		3,929,873	1.00% dated 6/28/02, due 7/1/02,
			maturity value $358,030
			(collateralized by U.S. Treasury Notes,
Natural Resources – 6.2%			7.875% due 11/15/04, valued at $368,363)
Energy Services - 1.6%			(Cost $358,000)		358,000
†Universal Compression Holdings [a]	22,000	527,780
			TOTAL INVESTMENTS – 85.8%
			(Cost $25,523,895)		27,563,788
Oil and Gas - 4.6%
Tom Brown [a]	25,000	708,750	CASH AND OTHER ASSETS
Pure Resources [a]	36,145	751,816	LESS LIABILITIES – 14.2%		4,558,675

		1,460,566
			NET ASSETS – 100.0%		$32,122,463
Total (Cost $1,389,150)		1,988,346

Technology – 30.3%
Components and Systems - 7.9%
†Adaptec [a]	30,000	236,700
Excel Technology [a]	33,000	693,000
Kronos [a]	13,500	411,602
Newport [a]	54,000	845,640
†Technitrol	15,000	349,500

		2,536,442

Distribution - 5.6%
Arrow Electronics [a]	25,000	518,750
Avnet [a]	31,750	698,182
Richardson Electronics	56,100	601,953

		1,818,885

Internet Software and Services - 0.7%
CNET Networks [a]	120,000	238,800

IT Services - 6.6%
Covansys Corporation [a]	167,300	940,226
Forrester Research [a]	30,000	581,970
Perot Systems Cl. A [a]	55,000	598,950

		2,121,146

Semiconductors and Equipment - 4.1%
Exar [a]	35,600	702,032
Fairchild Semiconductor Cl. A [a]	25,000	607,500

		1,309,532

Software - 1.6%
†Autodesk	30,000	397,500
†Macromedia [a]	12,000	106,440

		503,940

Telecommunication - 3.8%
Allegiance Telecom [a]	114,500	209,535
†Level 3 Communications [a]	135,000	398,250
Somera Communications [a]	85,000	606,900

		1,214,685

Total (Cost $10,413,783)		9,743,430

52 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

ROYCE SPECIAL EQUITY FUND

COMMON STOCKS – 85.0%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 30.8%			Personal Care - 0.9%
Apparel and Shoes - 11.8%			†Regis	76,100	$2,056,146

†Columbia Sportswear Company [a]	145,000	$4,639,855	Surgical Products and Devices - 0.5%
G-III Apparel Group [a]	87,500	669,375	Utah Medical Products [a]	72,600	1,152,162
K-Swiss Cl. A	325,000	8,443,500
Maxwell Shoe Company Cl. A [a]	338,000	5,357,300	Total (Cost $6,187,059)		5,953,026
Oshkosh B’Gosh Cl. A	19,000	826,308
Oxford Industries	40,000	1,120,000	Industrial Products – 14.7%
Skechers U.S.A. Cl. A [a]	207,500	4,484,075	Building Systems and Components - 4.0%
Stride Rite	80,000	640,000	AZZ [a]	12,900	201,240
			†Simpson Manufacturing [a]	65,000	3,713,450
		26,180,413	†Skyline	150,000	4,950,000

					8,864,690
Collectibles - 2.8%
Russ Berrie and Company	172,500	6,106,500	Construction Materials - 1.4%
			Mueller Industries [a]	99,600	3,162,300
Food/Beverage/Tobacco - 5.4%
Boston Beer Company Cl. A [a]	119,400	1,898,460	Industrial Components - 2.8%
Bridgford Foods	116,000	1,539,320	CLARCOR	17,000	538,050
Lancaster Colony	150,000	5,349,000	Standex International	225,000	5,647,500
National Beverage [a]	130,000	1,820,000
Riviana Foods	50,000	1,267,950			6,185,550

		11,874,730	Machinery - 0.3%
			CTB International [a]	47,100	723,456

Home Furnishing/Appliances - 7.5%
Chromcraft Revington [a]	225,100	3,072,615	Pumps, Valves and Bearings - 1.6%
Flexsteel Industries	178,900	2,681,711	Franklin Electric	17,000	800,190
Hooker Furniture	125,000	1,950,000	Met-Pro	184,300	2,676,036
National Presto Industries	233,900	7,484,800
Royal Appliance Mfg. [a]	228,400	1,473,180			3,476,226

		16,662,306	Specialty Chemicals and Materials - 3.7%
			Hawkins	166,800	1,557,912
			Quaker Chemical	77,200	1,891,400
			†Schweitzer-Mauduit International	190,800	4,693,680
Sports and Recreation - 1.1%
Escalade [a]	109,700	2,508,839			8,142,992

Other Consumer Products - 2.2%			Other Industrial Products - 0.9%
First Years (The)	64,700	698,113	Superior Uniform Group	205,000	2,115,600
†Hunt Corporation	185,000	2,007,250
Rockford Corporation [a]	217,100	2,168,829	Total (Cost $32,771,441)		32,670,814

		4,874,192	Industrial Services – 15.6%
			Commercial Services - 0.9%
Total (Cost $61,550,260)		68,206,980	†Watson Wyatt & Company Holdings [a]	85,000	2,058,700

Consumer Services – 14.1%
Leisure/Entertainment - 0.4%			Food/Tobacco Processors - 5.6%
Bowl America Cl. A	73,400	825,750	Farmer Bros.	11,800	4,280,686
			†Universal	220,000	8,074,000

Restaurants/Lodgings - 3.7%					12,354,686

Benihana Cl. A [a]	80,000	1,507,200
Bob Evans Farms	175,400	5,521,592	Industrial Distribution - 1.1%
Frisch’s Restaurants	65,700	1,297,575	Lawson Products	80,000	2,464,800

		8,326,367	Printing - 5.8%

Retail Stores - 10.0%			†Banta Corporation	200,000	7,180,000
Arden Group Cl. A [a]	40,000	2,400,400	†CSS Industries [a]	95,000	3,372,500
Cato Cl. A	220,000	4,906,000	Ennis Business Forms	178,000	2,322,900
Deb Shops	228,000	7,701,612
Dress Barn (The) [a]	465,000	7,193,550			12,875,400

		22,201,562	Other Industrial Services - 2.2%
			Bandag Cl. A	188,200	4,789,690
Total (Cost $29,139,225)		31,353,679
			Total (Cost $34,984,121)		34,543,276

Health – 2.7%
Health Services - 1.3%
National Dentex [a]	113,700	2,744,718

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 53

SCHEDULES OF INVESTMENTS

ROYCE SPECIAL EQUITY FUND (continued)			ROYCE SELECT FUND

			COMMON STOCKS – 90.3%
	SHARES	VALUE		SHARES	VALUE

Technology – 2.2%			Consumer Products – 4.5%
Aerospace/Defense - 2.2%			Apparel and Shoes - 1.7%
Innovative Solutions and Support [a]	102,100	$765,750	Wolverine World Wide	19,000	$331,550
†Woodward Governor	70,500	4,167,960
			Collectibles - 1.3%
Total (Cost $5,706,795)		4,933,710	The Boyds Collection [a]	42,300	266,067

Miscellaneous – 4.9%			Publishing - 1.5%
Total (Cost $10,078,718)		10,916,854	†Martha Stewart Living Omnimedia Cl. A [a]	25,000	286,750

TOTAL COMMON STOCKS			Total (Cost $833,287)		884,367
(Cost $180,417,619)		188,578,339
			Consumer Services – 2.1%
REPURCHASE AGREEMENT – 14.0%			Retail Stores - 2.1%
State Street Bank & Trust Company,			†Payless ShoeSource [a]	7,000	403,550
1.00% dated 6/28/02, due 7/1/02,
maturity value $31,132,594			Total (Cost $413,918)		403,550
(collateralized by U.S. Treasury Bonds,
8.125% due 8/15/19, valued at			Financial Intermediaries – 9.7%
$31,757,643) (Cost $31,130,000)		31,130,000	Insurance - 8.5%
			Argonaut Group	22,500	481,950
TOTAL INVESTMENTS – 99.0%			Erie Indemnity Company Cl. A	19,800	802,098
(Cost $211,547,619)		219,708,339	ProAssurance [a]	20,987	369,371

CASH AND OTHER ASSETS					1,653,419
LESS LIABILITIES – 1.0%		2,276,500
			Securities Brokers - 1.2%
NET ASSETS – 100.0%		$221,984,839	†E*TRADE Group [a]	44,900	245,154

			Total (Cost $1,568,722)		1,898,573

			Financial Services – 4.3%
			Information and Processing - 2.9%
			†eFunds Corporation [a]	30,000	284,670
			†FactSet Research Systems	9,500	282,815

					567,485

			Insurance Brokers - 1.4%
			Gallagher (Arthur J.) & Company	8,000	277,200

			Total (Cost $811,108)		844,685

			Health – 17.1%
			Commercial Services - 7.7%
			†Perrigo [a]	44,000	572,000
			Quintiles Transnational [a]	40,000	499,600
			The TriZetto Group [a]	50,000	427,500

					1,499,100

			Drugs and Biotech - 4.7%
			†Affymetrix [a]	8,000	191,920
			†Gene Logic [a]	52,200	730,800

					922,720

			Personal Care - 2.7%
			Ocular Sciences [a]	20,000	530,000

			Surgical Products and Devices - 2.0%
			Arrow International	10,000	390,500

			Total (Cost $3,273,230)		3,342,320

			Industrial Products – 8.2%
			Building Systems and Components - 1.2%
			Juno Lighting [a]	24,400	236,680

			Construction Materials - 2.4%
			Florida Rock Industries	12,750	456,578

54 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			IT Services - 9.3%
Paper and Packaging - 2.0%			Covansys Corporation [a]	60,000	$337,200
Peak International [a]	67,600	$395,460	Gartner Cl. A [a]	58,200	587,820
			Perot Systems Cl. A [a]	37,300	406,197
Specialty Chemicals and Materials - 1.1%			Syntel [a]	38,900	480,804
†MacDermid	10,000	215,000
					1,812,021
Other Industrial Products - 1.5%			Semiconductors and Equipment - 4.8%
BHA Group Holdings [a]	17,800	291,030	†Cabot Microelectronics [a]	6,000	258,960
			Exar [a]	10,400	205,088
Total (Cost $1,316,018)		1,594,748	Fairchild Semiconductor Cl. A [a]	13,000	315,900
			†Mentor Graphics [a]	11,000	156,420
Industrial Services - 6.2%
Commercial Services - 3.5%					936,368
iGATE Corporation [a]	73,300	338,646
RemedyTemp Cl. A [a]	18,500	336,700	Software - 1.6%
			†Autodesk	15,000	198,750
		675,346	[a]ILOG ADR [a,b]	20,000	113,000

Transportation and Logistics - 2.7%					311,750
EGL [a]	16,000	271,360
Pittston Brink’s Group	10,813	259,512	Telecommunication - 2.2%
			Allegiance Telecom [a]	110,700	202,581
		530,872	†Level 3 Communications [a]	75,000	221,250

Total (Cost $730,783)		1,206,218			423,831

Natural Resources - 7.4%			Total (Cost $5,810,166)		5,302,971
Energy Services - 4.3%
Input/Output [a]	48,500	436,500	Utilities - 3.6%
†Universal Compression Holdings [a]	17,000	407,830	†DQE	50,000	700,000

		844,330	Total (Cost $675,000)		700,000

Oil and Gas - 3.1%
Tom Brown [a]	10,200	289,170	TOTAL COMMON STOCKS
Pure Resources [a]	15,268	317,574	(Cost $16,534,245)		17,628,506

		606,744	REPURCHASE AGREEMENT - 3.7%
			State Street Bank & Trust Company,
Total (Cost $1,102,013)		1,451,074	1.00% dated 6/28/02, due 7/1/02,
			maturity value $722,060
Technology - 27.2%			(collateralized by U.S. Treasury Bonds,
Components and Systems - 2.7%			8.875% due 8/15/17, valued at
Rainbow Technologies [a]	58,700	288,804	$739,360) (Cost $722,000)		722,000
†Technitrol	10,000	233,000
			TOTAL INVESTMENTS - 94.0%
		521,804	(Cost $17,256,245)		18,350,506

Distribution - 5.8%			CASH AND OTHER ASSETS
Arrow Electronics [a]	20,000	415,000	LESS LIABILITIES - 6.0%		1,174,190
Avnet [a]	21,000	461,790
Richardson Electronics	24,900	267,177	NET ASSETS - 100.0%		$19,524,696

		1,143,967

Internet Software and Services - 0.8%
CNET Networks [a]	77,000	153,230

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated
Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	A portion of these securities were on loan at June 30, 2002. Total market value of all securities on loan at June 30, 2002 was
$12,774,728, for which the Fund had received $13,240,358 as collateral.
[e]	Securities for which market quotations are no longer readily available represent 0.1%, 0.5%, 0.001%, 0.04% and 0.1% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Opportunity Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[f]	Coupon rate of 0% to 12/2003; thereafter 10.50%.
†	New additions in 2002.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2002 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 55

STATEMENTS OF ASSETS AND LIABILITIES

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Total Return	Low-Priced
	Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value*	$694,931,628	$365,512,632	$851,993,308	$1,973,531,246
Repurchase agreements (at cost and value)	119,274,000	45,109,000	77,365,000	194,642,000
Cash	931	176	205,276	206,833
Collateral from brokers on securities loaned	13,240,358	-	-	-
Receivable for investments sold	246,985	795,947	-	-
Receivable for capital shares sold	2,443,735	2,865,897	7,525,164	18,855,462
Receivable for dividends and interest	366,847	48,051	1,488,315	947,607
Prepaid expenses and other assets	2,844	903	1,969	2,435

Total Assets	830,507,328	414,332,606	938,579,032	2,188,185,583

LIABILITIES:
Payable for collateral on securities loaned	13,240,358	-	-	-
Payable for investments purchased	11,468,805	6,292,207	49,189,966	19,620,306
Payable for capital shares redeemed	248,762	780,400	1,527,723	3,641,005
Payable for investment advisory fees	506,366	420,070	716,040	2,248,519
Accrued expenses	191,547	112,828	232,075	659,067

Total Liabilities	25,655,838	7,605,505	51,665,804	26,168,897

Net Assets	$804,851,490	$406,727,101	$886,913,228	$2,162,016,686

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(1,370,030)	$(1,884,487)	$77,400	$(6,785,763)
Accumulated net realized gain on investments	37,009,183	15,345,798	9,542,803	29,223,749
Net unrealized appreciation on investments	177,143,714	40,733,474	62,319,539	5,256,671
Capital shares	105,578	33,149	98,267	189,200
Additional paid-in capital	591,963,045	352,499,167	814,875,219	2,134,132,829

Net Assets	$804,851,490	$406,727,101	$886,913,228	$2,162,016,686

Investment Class	$532,071,090	$333,631,358	$797,925,990	$2,162,016,686
Consultant Class	$272,780,400	$73,095,743	$78,418,378
Financial Intermediary Class			$10,568,860

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	69,593,321	27,095,783	88,411,022	189,200,372
Consultant Class	35,984,353	6,053,289	8,673,262
Financial Intermediary Class			1,182,469

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$7.65	$12.31	$9.03	$11.43
Consultant Class (2)	$7.58	$12.08	$9.04
Financial Intermediary Class (2)			$8.94

*Investments at identified cost	$517,787,914	$324,779,153	$789,673,950	$1,968,275,028

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

56 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2002 (UNAUDITED)

	Royce	Royce	Royce Trust &	Royce	Royce
	Opportunity	Premier	GiftShares	Special Equity	Select
	Fund	Fund	Fund	Fund	Fund

ASSETS:
Investments at value*	$819,976,262	$737,757,319	$27,205,788	$188,578,339	$17,628,506
Repurchase agreements (at cost and value)	47,016,000	135,879,000	358,000	31,130,000	722,000
Cash	835	4,309	959	87,967	193
Receivable for investments sold	3,313,312	4,550,724	4,956,375	129,596	1,258,567
Receivable for capital shares sold	4,367,402	2,390,015	22,300	4,308,476	–
Receivable for dividends and interest	382,412	434,589	8,560	138,164	3,590
Prepaid expenses and other assets	2,583	3,907	152	726	–

Total Assets	875,058,806	881,019,863	32,552,134	224,373,268	19,612,856

LIABILITIES:
Payable for investments purchased	4,624,052	4,514,890	389,866	1,536,223	88,160
Payable for capital shares redeemed	1,809,569	542,513	–	611,593	–
Payable for investment advisory fees	712,802	715,145	26,734	180,300	–
Accrued expenses	184,376	233,289	13,071	60,313	–

Total Liabilities	7,330,799	6,005,837	429,671	2,388,429	88,160

Net Assets	$867,728,007	$875,014,026	$32,122,463	$221,984,839	$19,524,696

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(1,973,987)	$(1,833,739)	$(196,057)	$112,750	$(148,133)
Accumulated net realized gain on investments	26,400,890	43,006,295	3,452,066	3,726,461	2,646,104
Net unrealized appreciation on investments	41,880,182	140,534,279	2,039,893	8,160,720	1,094,261
Capital shares	93,028	83,807	3,066	15,015	118
Additional paid-in capital	801,327,894	693,223,384	26,823,495	209,969,893	15,932,346

Net Assets	$867,728,007	$875,014,026	$32,122,463	$221,984,839	$19,524,696

Investment Class	$818,156,005	$875,014,026	$25,645,132	$221,984,839	$19,524,696
Consultant Class			$316,366
Institutional Class	$29,118,430
Financial Intermediary/Consultant B Class**	$20,453,572		$6,160,965

SHARES OUTSTANDING:
(unlimited number of $.001 par value
Shares authorized for each Fund)
Investment Class	87,705,635	83,806,567	2,429,181	15,015,028	118,368
Consultant Class			31,205
Institutional Class	3,119,855
Financial Intermediary/Consultant B Class**	2,202,168		606,103

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$9.33	$10.44	$10.56	$14.78	$164.95
Consultant Class (2)			$10.14
Institutional Class (2)	$9.33
Financial Intermediary/Consultant B Class (2) **	$9.29		$10.16

*Investments at identified cost	$778,096,149	$597,223,041	$25,165,895	$180,417,619	$16,534,245

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).
(2)	Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge for Royce Trust & GiftShares Fund Consultant B Class.
**	Financial Intermediary Class of Royce Opportunity Fund and Consultant B Class of Royce Trust & GiftShares Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 57

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund

	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2002	December 31,	June 30, 2002	December 31,	June 30, 2002	December 31,
	(unaudited)	2001	(unaudited)	2001	(unaudited)	2001

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,571,306)	$299,459	$(1,884,487)	$(1,190,325)	$2,263,356	$4,386,580
Net realized gain on investments	25,469,069	47,872,298	12,243,715	5,633,443	8,867,711	9,733,528
Net change in unrealized appreciation on investments	(9,066,856)	39,588,880	(8,008,798)	29,712,545	11,247,682	39,096,210

Net increase in net assets from investment operations	14,830,907	87,760,637	2,350,430	34,155,663	22,378,749	53,216,318

DISTRIBUTIONS:
Net investment income
Investment Class	–	(1,248,909)	–	–	(2,316,311)	(5,013,000)
Consultant Class	–	–	–	–	(12,827)	–
Financial Intermediary Class					(26,589)	–
Net realized gain on investments
Investment Class	–	(38,133,262)	–	(3,035,508)	–	(11,828,657)
Consultant Class	–	(11,133,129)	–	(48,849)	–	(15,730)

Total distributions	–	(50,515,300)	–	(3,084,357)	(2,355,727)	(16,857,387)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	93,572,509	68,179,913	162,827,268	78,492,128	327,415,239	248,660,026
Consultant Class	143,182,121	13,814,242	71,998,763	4,902,182	78,140,634	3,339,336
Financial Intermediary Class					13,204,250	–
Distributions reinvested
Investment Class	–	36,230,087	–	2,937,476	2,112,030	15,590,394
Consultant Class	–	10,654,620	–	48,147	12,228	15,017
Financial Intermediary Class					26,407	–
Value of shares redeemed
Investment Class	(20,486,079)	(56,157,592)	(36,968,155)	(49,052,313)	(62,172,826)	(72,947,656)
Consultant Class	(9,230,552)	(24,669,967)	(3,403,119)	(416,594)	(1,801,744)	(1,468)
Financial Intermediary Class					(2,790,055)	–

Net increase in net assets from capital share transactions	207,037,999	48,051,303	194,454,757	36,911,026	354,146,163	194,655,649

Shareholder redemption fees
Investment Class	24,639	69,021	90,840	91,084	65,007	101,977
Consultant Class	–	–	–	–	–	–
Financial Intermediary Class					–	–

NET INCREASE IN NET ASSETS	221,893,545	85,365,661	196,896,027	68,073,416	374,234,192	231,116,557
NET ASSETS:
Beginning of period	582,957,945	497,592,284	209,831,074	141,757,658	512,679,036	281,562,479

End of period	$804,851,490	$582,957,945	$406,727,101	$209,831,074	$886,913,228	$512,679,036

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(1,370,030)	$201,276	$(1,884,487)	$–	$77,400	$169,771

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	11,962,690	9,234,281	12,879,237	7,058,204	35,750,586	30,032,013
Consultant Class	18,457,993	1,899,656	5,765,390	436,245	8,472,731	395,239
Financial Intermediary Class					1,487,253	–
Shares issued for reinvestment of distributions
Investment Class	–	5,102,667	–	259,037	231,411	1,871,043
Consultant Class	–	1,504,977	–	4,302	1,325	1,792
Financial Intermediary Class					2,924	–
Shares redeemed
Investment Class	(2,646,981)	(7,780,237)	(2,934,517)	(4,489,382)	(6,823,208)	(8,908,920)
Consultant Class	(1,195,450)	(3,345,647)	(276,824)	(41,696)	(197,649)	(176)
Financial Intermediary Class					(307,708)	–

Net increase in shares outstanding
Investment Class	9,315,709	6,556,711	9,944,720	2,827,859	29,158,789	22,994,136
Consultant Class	17,262,543	58,986	5,488,566	398,851	8,276,407	396,855
Financial Intermediary Class					1,182,469	–

58 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Opportunity Fund		Royce Premier Fund

	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30,2002	December 31,	June 30, 2002	December 31,	June 30, 2002	December 31,
	(unaudited)	2001	(unaudited)	2001	(unaudited)	2001

INVESTMENT OPERATIONS:
Net investment income (loss)	$(6,785,763)	$(2,909,928)	$(1,973,987)	$(971,310)	$(1,833,739)	$(315,289)
Net realized gain on investments	27,703,964	2,063,684	18,416,582	12,290,737	14,859,881	38,893,351
Net change in unrealized appreciation on investments	(115,823,044)	113,998,931	(4,329,946)	48,980,845	(24,014,963)	29,566,086

Net increase (decrease) in net assets from investment operations	(94,904,843)	113,152,687	12,112,649	60,300,272	(10,988,821)	68,144,148

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Financial Intermediary Class			–	–
Net realized gain on investments
Investment Class	–	(1,816,080)	–	(7,012,310)	–	(16,988,606)
Financial Intermediary Class			–	(198,649)

Total distributions	–	(1,816,080)	–	(7,210,959)	–	(16,988,606)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,465,733,074	933,289,389	334,032,626	342,686,884	161,178,838	186,465,394
Institutional Class			24,769,900	5,000,000
Financial Intermediary Class			8,323,442	17,026,538
Distributions reinvested
Investment Class	–	1,678,337	–	6,551,552	–	16,484,502
Financial Intermediary Class			–	198,649
Value of shares redeemed
Investment Class	(234,069,552)	(153,109,589)	(105,744,611)	(123,195,710)	(72,456,811)	(132,558,809)
Institutional Class			(141,865)	–
Financial Intermediary Class			(1,521,390)	(5,632,344)

Net increase in net assets from
capital share transactions	1,231,663,522	781,858,137	259,718,102	242,635,569	88,722,027	70,391,087

Shareholder redemption fees
Investment Class	564,848	643,103	220,202	288,941	32,749	48,406
Institutional Class			–	–
Financial Intermediary Class			1,950	150

NET INCREASE IN NET ASSETS	1,137,323,527	893,837,847	272,052,903	296,013,973	77,765,955	121,595,035
NET ASSETS:
Beginning of period	1,024,693,159	130,855,312	595,675,104	299,661,131	797,248,071	675,653,036

End of period	$2,162,016,686	$1,024,693,159	$867,728,007	$595,675,104	$875,014,026	$797,248,071

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(6,785,763)	$–	$(1,973,987)	$–	$(1,833,739)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	121,040,293	88,844,869	34,705,994	39,739,506	14,940,001	18,681,596
Institutional Class			2,560,910	574,053
Financial Intermediary Class			871,850	1,976,950
Shares issued for reinvestment of distributions
Investment Class	–	149,323	–	756,531	–	1,589,635
Financial Intermediary Class			–	23,018
Shares redeemed
Investment Class	(19,634,240)	(15,199,798)	(11,048,113)	(14,808,516)	(6,759,542)	(13,351,806)
Institutional Class			(15,108)	–
Financial Intermediary Class			(161,907)	(649,209)

Net increase in shares outstanding
Investment Class	101,406,053	73,794,394	23,657,881	25,687,521	8,180,459	6,919,425
Institutional Class			2,545,802	574,053
Financial Intermediary Class			709,943	1,350,759

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 59

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Trust & GiftShares Fund		Royce Special Equity Fund		Royce Select Fund

	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30,2002	December 31,	June 30, 2002	December 31,	June 30, 2002	December 31,
	(unaudited)	2001	(unaudited)	2001	(unaudited)	2001

INVESTMENT OPERATIONS:
Net investment income (loss)	$(196,057)	$(290,094)	$112,466	$50,679	$(148,133)	$(327,521)
Net realized gain on investments	2,679,351	1,462,191	3,723,053	60,732	2,387,856	517,154
Net change in unrealized appreciation on investments	(5,268,210)	4,169,184	7,228,214	982,955	(3,721,803)	3,266,364

Net increase (decrease) in net assets from investment operations	(2,784,916)	5,341,281	11,063,733	1,094,366	(1,482,080)	3,455,997

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(52,846)	–	–
Consultant B Class	–	–
Net realized gain on investments
Investment Class	–	(1,197,492)	–	–	–	(627,829)
Consultant B Class	–	(325,277)

Total distributions	–	(1,522,769)	–	(52,846)	–	(627,829)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,748,390	2,553,437	313,914,152	6,913,494	2,944,059	2,393,566
Consultant Class	330,700	162,500
Consultant B Class	124,353	613,566
Distributions reinvested
Investment Class	–	1,197,026	–	46,691	–	499,511
Consultant B Class	–	325,109
Value of shares redeemed
Investment Class	(43,578)	(125,422)	(109,821,287)	(5,194,640)	(444,882)	(286,395)
Consultant Class	(154,290)	–
Consultant B Class	(343,245)	(56,258)

Net increase in net assets from
capital share transactions	1,662,330	4,669,958	204,092,865	1,765,545	2,499,177	2,606,682

Shareholder redemption fees
Investment Class	–	–	756,351	54,111	127	4,240
Consultant Class	–	–
Consultant B Class	–	–

NET INCREASE (DECREASE) IN NET ASSETS	(1,122,586)	8,488,470	215,912,949	2,861,176	1,017,224	5,439,090
NET ASSETS:
Beginning of period	33,245,049	24,756,579	6,071,890	3,210,714	18,507,472	13,068,382

End of period	$32,122,463	$33,245,049	$221,984,839	$6,071,890	$19,524,696	$18,507,472

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(196,057)	$–	$112,750	$284	$(148,133)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
Investment Class	152,594	238,187	21,936,971	631,488	16,364	14,716
Consultant Class	30,361	14,682
Consultant B Class	10,257	58,102
Shares issued for reinvestment of distributions
Investment Class	–	106,581	–	3,920	–	2,919
Consultant B Class	–	29,964
Shares redeemed
Investment Class	(3,786)	(11,940)	(7,412,738)	(480,945)	(2,576)	(1,746)
Consultant Class	(13,838)	–
Consultant B Class	(30,650)	(5,350)

Net increase (decrease) in shares outstanding
Investment Class	148,808	332,828	14,524,233	154,463	13,788	15,889
Consultant Class	16,523	14,682
Consultant B Class	(20,393)	82,716

60 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Total Return	Low-Priced
	Fund	Fund	Fund	Stock Fund

INVESTMENT INCOME:
Income:
Dividends	$2,227,854	$455,859	$5,597,419	$4,768,180
Interest	584,991	254,561	1,102,870	1,203,158

Total income	2,812,845	710,420	6,700,289	5,971,338

Expenses:
Investment advisory fees	2,756,624	2,406,077	3,543,661	12,842,719
Distribution fees – Investment Class	–	–	–	2,140,453
Distribution fees – Consultant Class	1,056,677	204,871	190,478	–
Distribution fees – Financial Intermediary Class	–	–	9,828	–
Shareholder servicing	213,408	114,569	369,922	1,034,811
Shareholder reports	103,051	61,074	104,954	360,267
Administrative and office facilities	84,545	32,999	75,559	160,174
Custody	80,415	59,799	80,797	165,259
Registration	28,385	29,444	26,174	40,611
Trustees’ fees	21,549	9,292	20,902	49,576
Audit	16,016	9,830	16,149	23,540
Legal	5,905	2,307	5,282	11,211
Other expenses	17,576	7,408	14,886	15,748

Total expenses	4,384,151	2,937,670	4,458,592	16,844,369
Fees waived by investment adviser and distributor	–	(326,187)	–	(4,087,268)
Expenses reimbursed by investment advisor –
Consultant Class	–	(16,576)	(9,151)
Financial Intermediary Class			(12,508)

Net expenses	4,384,151	2,594,907	4,436,933	12,757,101

Net investment income (loss)	(1,571,306)	(1,884,487)	2,263,356	(6,785,763)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	25,469,069	12,243,715	8,867,711	27,703,964
Net change in unrealized appreciation on investments	(9,066,856)	(8,008,798)	11,247,682	(115,823,044)

Net realized and unrealized gain (loss) on investments	16,402,213	4,234,917	20,115,393	(88,119,080)

NET INCREASE (DECREASE) IN NET
ASSETS FROM INVESTMENT OPERATIONS	$14,830,907	$2,350,430	$22,378,749	$(94,904,843)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 61

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

	Royce	Royce	Royce Trust &	Royce	Royce
	Opportunity	Premier	GiftShares	Special Equity	Select
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Income:
Dividends	$2,144,750	$2,500,927	$69,688	$810,282	$27,416
Interest	293,807	581,916	19,028	115,204	7,531

Total income	2,438,557	3,082,843	88,716	925,486	34,947

Expenses:
Investment advisory fees	3,826,824	4,189,925	167,754	658,221	183,080
Distribution fees – Investment Class	–	–	33,234	–	–
Distribution fees – Consultant Class	–	–	1,286	–	–
Distribution fees – Financial Intermediary/Consultant B Class*	21,998	–	33,533	–	–
Shareholder servicing	217,903	333,031	21,863	27,760	–
Shareholder reports	72,234	136,097	14,546	22,642	–
Administrative and office facilities	86,878	108,434	4,471	5,723	–
Custody	144,085	69,824	17,571	50,084	–
Registration	6,878	7,981	15,762	36,077	–
Trustees’ fees	23,111	26,307	1,080	2,984	–
Audit	16,052	15,840	1,952	6,970	–
Legal	6,074	7,573	1,473	405	–
Other expenses	16,925	21,570	2,070	2,154	–

Total expenses	4,438,962	4,916,582	316,595	813,020	183,080
Fees waived by distributor	–	–	(19,273)	–	–
Expenses reimbursed by investment advisor –
Consultant Class	–	–	(10,526)	–	–
Institutional Class	(9,328)	–	–	–	–
Financial Intermediary/Consultant B Class*	(17,090)	–	(2,023)	–	–

Net expenses	4,412,544	4,916,582	284,773	813,020	183,080

Net investment income (loss)	(1,973,987)	(1,833,739)	(196,057)	112,466	(148,133)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	18,416,582	14,859,881	2,679,351	3,723,053	2,387,856
Net change in unrealized appreciation on investments	(4,329,946)	(24,014,963)	(5,268,210)	7,228,214	(3,721,803)

Net realized and unrealized gain (loss) on investments	14,086,636	(9,155,082)	(2,588,859)	10,951,267	(1,333,947)

NET INCREASE (DECREASE) IN NET
ASSETS FROM INVESTMENT OPERATIONS	$12,112,649	$(10,988,821)	$(2,784,916)	$11,063,733	$(1,482,080)

* Financial Intermediary Class of Royce Opportunity Fund and Consultant B Class of Royce Trust & GiftShares Fund.

62 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.
													Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distribution	Shareholder Redemption Fees Paid	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS
†2002	$7.39	$(0.01)(c)	$0.27	$0.26	$—	$—	$—	$ —	$7.65	3.5%	**	$532,071	0.93%*	0.93%*	(0.14)%*	11%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	—	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	—	7.28	6.0%		371,055	1.04%	1.04%	0.49%	21%
1998	7.82	0.05	0.24	0.29	(0.05)	(0.71)	(0.76)	—	7.35	4.2%		466,857	1.01%	1.01%	0.62%	29%
1997	7.11	0.07	1.70	1.77	(0.06)	(1.00)	(1.06)	—	7.82	25.0%		507,635	1.05%	1.05%	0.88%	18%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS (a)
†2002	$7.36	$(0.04)(c)	$0.26	$0.22	$—	$—	$—	$ —	$7.58	3.0%	**	$272,780	1.95%*	1.95%*	(1.16)%*	11%
2001	6.87	(0.04)	1.22	1.18	—	(0.69)	(0.69)	—	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	—	(1.59)	(1.59)	—	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
1999	7.34	(0.02)	0.39	0.37	—	(0.43)	(0.43)	—	7.28	5.3%		129,261	1.77%	2.02%	(0.24)%	21%
1998	7.81	(0.01)	0.24	0.23	—	(0.70)	(0.70)	—	7.34	3.4%		140,042	1.74%	1.99%	(0.11)%	29%
1997	7.90	0.02	0.93	0.95	(0.04)	(1.00)	(1.04)	—	7.81	12.0%	**	151,948	1.65%*	2.00%*	0.29%*	18%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS
†2002	$11.85	$(0.06)(c)	$0.52	$0.46	$—	$—	$—	$ —	$12.31	3.9%	**	$333,631	1.49%*	1.69%*	(1.05)%*	10%
2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	—	(1.28)	(1.28)	—	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
1999	8.55	(0.08)	1.24	1.16	—	(0.21)	(0.21)	—	9.50	13.7%		111,806	1.49%	1.86%	(0.72)%	24%
1998	9.40	(0.05)	(0.29)	(0.34)	(0.01)	(0.50)	(0.51)	—	8.55	(3.3)%		165,420	1.49%	1.81%	(0.57)%	56%
1997	8.14	—	2.01	2.01	—	(0.75)	(0.75)	—	9.40	24.7%		199,637	1.49%	1.80%	0.04%	38%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS (b)
†2002	$11.68	$(0.12)(c)	$0.52	$0.40	$—	$—	$—	$ —	$12.08	3.4%	**	$73,096	2.49%*	2.78%*	(2.06)%*	10%
2001	9.71	(0.18)(c)	2.34	2.16	—	(0.19)	(0.19)	—	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	—	(1.18)	(1.18)	—	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
1999	8.50	(0.16)	1.23	1.07	—	(0.12)	(0.12)	—	9.45	12.7%		1,163	2.49%	3.99%	(1.71)%	24%
1998	10.58	(0.07)	(1.50)	(1.57)	(0.01)	(0.50)	(0.51)	—	8.50	(14.6)%	**	751	2.49%*	4.52%*	(1.62)%*	56%

(a)	The Class commenced operations on June 18, 1997.
(b)	The Class commenced operations on May 4, 1998.
(c)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2002 (unaudited).

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 63

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

														Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees Paid	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers			Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS
†2002	$8.59	$0.03	(e)	$0.44	$0.47	$(0.03)	$—	$(0.03)	$—	$9.03	5.5%	**	$797,926	1.20%	*	1.20%	*	0.69%	*	7%
2001	7.77	0.09		1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.8%		509,250	1.24%		1.24%		1.14%		24%
2000	7.15	0.16		1.18	1.34	(0.15)	(0.57)	(0.72)	—	7.77	19.4%		281,562	1.25%		1.28%		2.08%		24%
1999	7.56	0.17		(0.07)	0.10	(0.16)	(0.35)	(0.51)	—	7.15	1.6%		248,448	1.25%		1.31%		2.32%		39%
1998	7.52	0.15		0.20	0.35	(0.15)	(0.16)	(0.31)	—	7.56	4.8%		244,989	1.25%		1.35%		2.75%		66%
1997	6.29	0.11		1.38	1.49	(0.11)	(0.15)	(0.26)	—	7.52	23.7%		120,446	1.25%		1.67%		3.15%		26%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (a)
†2002	$8.64	$(0.01)	(e)	$0.42	$0.41	$(0.01)	$—	($0.01)	$—	$9.04	4.7%	**	$78,418	2.20%	*	2.25%	*	(0.21)%	*	7%
2001	8.05	—		0.80	0.80	—	(0.21)	(0.21)	—	8.64	10.0%	**	3,429	2.20%	*	3.38%	*	(0.60)%	*	24%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS (b)
†2002	$8.59	$0.03	(e)	$0.35	$0.38	$(0.03)	$—	($0.03)	$—	$8.94	4.4%	**	$10,569	1.24%	*	1.56%	*	0.72%	*	7%
ROYCE LOW–PRICED STOCK FUND
†2002	$11.67	$(0.05)	(e)	$(0.19)	($0.24)	$—	$—	$—	$—	$11.43	(2.1)%	**	$2,162,017	1.49%	*	1.97%	*	(0.79)%	*	9%
2001	9.35	(0.06)	(e)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.1%		1,024,693	1.49%		2.02%		(0.54)%		31%
2000	8.16	—		1.93	1.93	—	(0.74)	(0.74)	—	9.35	24.0%		130,855	1.49%		2.08%		0.04%		56%
1999	6.95	(0.03)		2.03	2.00	—	(0.79)	(0.79)	—	8.16	29.8%		24,530	1.49%		2.28%		(0.49)%		103%
1998	6.82	(0.01)		0.17	0.16	—	(0.03)	(0.03)	—	6.95	2.4%		21,174	1.49%		2.31%		(0.11)%		111%
1997	6.30	(0.03)		1.26	1.23	—	(0.71)	(0.71)	—	6.82	19.5%		18,096	1.49%		2.38%		(0.47)%		99%
ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
†2002	$9.01	$(0.02)	(e)	$0.34	$0.32	$—	$—	$—	$—	$9.33	3.6%	**	$818,156	1.15%	*	1.15%	*	(0.52)%	*	15%
2001	7.78	(0.01)		1.35	1.34	—	(0.11)	(0.11)	—	9.01	17.3%		577,103	1.19%		1.19%		(0.19)%		44%
2000	7.19	—		1.40	1.40	—	(0.81)	(0.81)	—	7.78	19.9%		298,561	1.24%		1.24%		0.00%		56%
1999	6.02	—		1.91	1.91	—	(0.74)	(0.74)	—	7.19	32.3%		60,399	1.46%		1.46%		(0.07)%		122%
1998	5.92	(0.01)		0.29	0.28	—	(0.18)	(0.18)	—	6.02	4.9%		34,278	1.25%		1.54%		(0.16)%		120%
1997	5.26	0.07		1.03	1.10	(0.08)	(0.36)	(0.44)	—	5.92	20.8%		22,244	0.99%		1.56%		1.23%		77%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (c)
†2002	$9.01	$(0.02)	(e)	$0.34	$0.32	$—	$—	$—	$—	$9.33	3.6%	**	$29,118	1.04%	*	1.14%	*	(0.39)%	*	15%
2001	8.71	—		0.30	0.30	—	—	—	—	9.01	3.4%	**	5,173	1.04%	*	1.92%	*	(0.11)%	*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (d)
†2002	$8.98	$(0.04)	(e)	$0.35	$0.31	$—	$—	$—	$—	$9.29	3.5%	**	$20,454	1.29%	*	1.48%	**	(0.65)%	*	15%
2001	7.78	(0.04)		1.35	1.31	—	(0.11)	(0.11)	—	8.98	16.9%		13,399	1.42%		1.57%		(0.52)%		44%
2000	8.12	(0.01)		0.47	0.46	—	(0.80)	(0.80)	—	7.78	6.0%	**	1,100	1.49%	*	2.24%	*	(0.30)%	*	56%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on January 3, 2002.
(c)	The Class commenced operations on December 12, 2001.
(d)	The Class commenced operations on May 23, 2000.
(e)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2002 (unaudited).

64 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.
														Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees Paid	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE PREMIER FUND
†2002	$10.54	$(0.02	)(e)	$(0.08)	$(0.10)	$—	$—	$—	$—	$10.44	(1.0	)%**	$875,014	1.17%*	1.17%*	(0.44)%*	20%
2001	9.83	—		0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.6%		797,248	1.19%	1.19%	(0.04)%	41%
2000	9.56	0.03		1.54	1.57	(0.03)	(1.27)	(1.30)	—	9.83	17.1%		675,653	1.20%	1.20%	0.34%	40%
1999	9.14	0.01		1.00	1.01	(0.01)	(0.58)	(0.59)	—	9.56	11.5%		567,834	1.23%	1.23%	0.11%	48%
1998	8.70	0.05		0.53	0.58	(0.05)	(0.09)	(0.14)	—	9.14	6.7%		568,989	1.23%	1.23%	0.55%	46%
1997	7.81	0.09		1.35	1.44	(0.09)	(0.46)	(0.55)	—	8.70	18.4%		533,141	1.24%	1.24%	1.20%	18%
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS
†2002	$11.47	$(0.05	)(e)	$(0.86)	$(0.91)	$—	$—	$—	$—	$10.56	(7.9	)%**	$25,645	1.49%*	1.64%*	(0.96)%*	37%
2001	9.99	(0.08)		2.12	2.04	—	(0.56)	(0.56)	—	11.47	20.5%		26,145	1.49%	1.64%	(0.81)%	53%
2000	10.10	(0.05)		1.19	1.14	—	(1.25)	(1.25)	—	9.99	11.7%		19,452	1.49%	1.78%	(0.59)%	90%
1999	8.24	(0.04)		3.35	3.31	—	(1.45)	(1.45)	—	10.10	41.8%		15,474	1.49%	2.12%	(0.60)%	152%
1998	6.91	(0.02)		1.37	1.35	—	(0.02)	(0.02)	—	8.24	19.5%		8,418	1.49%	2.45%	(0.35)%	153%
1997	5.83	(0.01)		1.52	1.51	—	(0.43)	(0.43)	—	6.91	26.0%		3,614	1.49%	3.82%	(0.32)%	64%
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (a)
†2002	$11.08	$(0.08	)(e)	$(0.86)	$(0.94)	$—	$—	$—	$—	$10.14	(8.5	)%**	$316	2.49%*	10.68%*	(2.27)%*	37%
2001	10.83	—		0.25	0.25	—	—	—	—	11.08	2.3	%**	163	2.49%*	50.08%*	(1.92)%*	53%
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT B CLASS (b)
†2002	$11.07	$(0.10	)(e)	$(0.81)	$(0.91)	$—	$—	$—	$—	$10.16	(8.2	)%**	$6,161	2.49%*	2.55%*	(1.96)%*	37%
2001	9.76	(0.17)		2.04	1.87	—	(0.56)	(0.56)	—	11.07	19.2%		6,937	2.49%	2.64%	(1.81)%	53%
2000	9.91	(0.13)		1.14	1.01	—	(1.16)	(1.16)	—	9.76	10.6%		5,305	2.49%	2.77%	(1.59)%	90%
1999	8.14	(0.09)		3.25	3.16	—	(1.39)	(1.39)	—	9.91	40.3%		3,469	2.49%	3.53%	(1.60)%	152%
1998	6.88	(0.06)		1.34	1.28	—	(0.02)	(0.02)	—	8.14	18.5%		1,276	2.49%	4.70%	(1.39)%	153%
1997	7.21	(0.01)		0.11	0.10	—	(0.43)	(0.43)	—	6.88	1.5	%**	107	2.49%*	30.28%*	(1.35)%*	64%
ROYCE SPECIAL EQUITY FUND %(c)
†2002	$12.37	$0.01	(e)	$2.32	$2.33	$—	$—	$—	$0.08	$14.78	19.5	%**	$221,985	1.24%*	1.24%*	0.17%*	33%
2001	9.55	0.11		2.71	2.82	(0.11)	—	(0.11)	0.11	12.37	30.8%		6,072	1.49%	1.76%	0.87%	124%
2000	8.31	0.12		1.23	1.35	(0.11)	—	(0.11)	—	9.55	16.3%		3,211	1.49%	2.26%	1.38%	61%
1999	9.30	0.09		(0.98)	(0.89)	(0.10)	—	(0.10))	—	8.31	(9.6)%		2,568	1.49%	2.12%	0.96%	57%
1998	10.00	0.02		(0.70)	(0.68)	(0.02)	—	(0.02)	—	9.30	(6.8	)%**	3,080	1.49%*	2.20%*	0.33%*	13%
ROYCE SELECT FUND (d)
†2002	$176.97	$(1.33	)(e)	$(10.69)	$(12.02)	$—	$—	$—	$—	$164.95	(6.8	)%**	$19,525	0.92%**	0.92%**	(0.75) %**	43%
2001	147.35	(3.13)		38.97	35.84	—	(6.26)	(6.26)	0.04	176.97	24.5%		18,507	2.72%	2.72%	(2.13)%	54%
2000	141.04	(2.24)		22.38	20.14	—	(13.83)	(13.83)	—	147.35	15.0%		13,068	2.48%	2.48%	(1.71)%	114%
1999	107.79	(2.84)		40.71	37.87	—	(4.62)	(4.62)	—	141.04	35.4%		9,858	4.61%	5.38%	(3.94)%	136%
1998	100.00	0.06		7.79	7.85	(0.06)	—	(0.06)	—	107.79	7.9	%**	1,090	0.00%**	1.03%**	0.06%**	27%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on September 26, 1997.
(c)	The Fund commenced operations on May 1, 1998.
(d)	The Fund commenced operations on November 18, 1998.
(e)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2002 (unaudited).
65 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund, Royce Special Equity Fund and Royce Select Fund (the “Fund” or “Funds”), are nine series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

     Royce Total Return Fund pays dividends from its net investment income quarterly and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Royce Special Equity Fund has elected to defer to January 1, 2002 post-October capital losses of $4,266.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Security lending:
     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically, and specifically at June 30, 2002, in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

66 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:

       Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2002.

	Annual contractual	Committed net annual operating expense ratio				Six months ended June 30, 2002
	advisory fee as a		Consultant &		Financial
	percentage of average net assets	Investment Class	Consultant B Class	Institutional Class	Intermediary Class	Net advisory fees accrued	Advisory fees waived

Pennsylvania Mutual Fund	0.78%*	N/A	1.97%	N/A	N/A	$ 2,756,624	$–
Royce Micro-Cap Fund	1.50%	1.49%	2.49%	N/A	N/A	2,079,890	326,187
Royce Total Return Fund	1.00%	N/A	2.20%	N/A	1.29%**	3,543,661	–
Royce Low-Priced Stock Fund	1.50%	1.49%	N/A	N/A	N/A	10,895,904	1,946,815
Royce Opportunity Fund	1.00%	N/A	N/A	1.04%	1.29%	3,826,824	–
Royce Premier Fund	1.00%	N/A	N/A	N/A	N/A	4,189,925	–
Royce Trust & GiftShares Fund	1.00%	1.49%	2.49%	N/A	N/A	167,754	–
Royce Special Equity Fund	1.00%	1.49%	N/A	N/A	N/A	658,221	–

*	Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
**	Effective May 1, 2002; prior to May 1, 2002, committed net annual operating expense ratio was 1.24%.

       Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2002, the Fund accrued $183,080 of performance fees.

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Six months ended June 30, 2002

	Annual contractual distribution fee as a percentage of average net assets	Net distribution fees accrued	Distribution fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$1,056,677	$–
Royce Micro-Cap Fund – Consultant Class	1.00%	204,871	–
Royce Total Return Fund – Consultant Class	1.00%	190,478	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	9,828	–
Royce Low-Priced Stock Fund	0.25%	–	2,140,453
Royce Opportunity Fund – Financial Intermediary Class	0.25%	21,998	–
Royce Trust & GiftShares Fund – Investment Class	0.25%	13,961	19,273
Royce Trust & GiftShares Fund – Consultant Class	1.00%	1,286	–
Royce Trust & GiftShares Fund – Consultant "B" Class	1.00%	33,533	–

PURCHASES AND SALES OF INVESTMENT SECURITIES:
       For the six months ended June 30, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$224,242,337	$69,423,380	Royce Premier Fund	$196,369,118	$145,817,105
Royce Micro-Cap Fund	205,312,168	28,093,947	Royce Trust & GiftShares Fund	12,153,873	10,815,353
Royce Total Return Fund	411,325,816	44,185,153	Royce Special Equity Fund	206,568,477	34,685,426
Royce Low-Priced Stock Fund	1,323,560,105	137,040,647	Royce Select Fund	9,850,893	7,629,718
Royce Opportunity Fund	349,990,614	110,004,518

THE ROYCE FUNDS SEMIANNUAL REPORT 2002 | 67

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TAX BASIS OF INVESTMENTS: At June 30, 2002, net unrealized appreciation based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Pennsylvania Mutual Fund	$ 637,432,125	$ 176,773,503	$ 216,162,994	$ 39,389,491
Royce Micro-Cap Fund	369,991,203	40,630,429	74,277,618	33,647,189
Royce Total Return Fund	867,239,071	62,119,237	108,132,736	46,013,499
Royce Low-Priced Stock Fund	2,164,892,440	3,280,806	233,417,755	230,136,949
Royce Opportunity Fund	828,216,450	38,775,812	147,084,071	108,308,259
Royce Premier Fund	733,455,278	140,181,041	184,524,111	44,343,070
Royce Trust & GiftShares Fund	25,524,512	2,039,276	4,632,746	2,593,470
Royce Special Equity Fund	211,563,688	8,144,651	13,772,299	5,627,648
Royce Select Fund	17,263,898	1,086,608	2,663,244	1,576,636

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

TRANSACTIONS IN AFFILIATED COMPANIES:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the period ended June 30, 2002.

		Purchases		Sales		Realized	Dividend
	Affiliated Company	Shares	Cost	Shares	Cost	Gain (Loss)	Income

Pennsylvania Mutual Fund	DUSA Pharmaceuticals	623,800	$2,364,202	–	–	–	–
Pennsylvania Mutual Fund	Weyco Group	–	–	–	–	–	$49,413
Royce Micro-Cap Fund	Jaco Electronics	257,400	1,547,295	–	–	–	–
Royce Micro-Cap Fund	Peerless Mfg.	39,200	673,146	–	–	–	–
Royce Total Return Fund	Falcon Products	5,000	32,250	–	–	–	–
Royce Total Return Fund	Mueller (Paul)	–	–	–	–	–	71,400
Royce Total Return Fund	Sun Hydraulics	35,000	274,900	–	–	–	27,012
Royce Low-Priced Stock Fund	Analysts International	761,200	3,341,662	–	–	–	–
Royce Low-Priced Stock Fund	Antigenics	1,542,000	19,660,320	–	–	–	–
Royce Low-Priced Stock Fund	Apex Silver Mines	527,800	6,457,147	–	–	–	–
Royce Low-Priced Stock Fund	Arctic Cat	1,019,800	18,446,053	–	–	–	120,222
Royce Low-Priced Stock Fund	Armstrong Holdings	2,319,500	7,827,538	–	–	–	–
Royce Low-Priced Stock Fund	Discovery Partners
	International	545,500	3,421,199	–	–	–	–
Royce Low-Priced Stock Fund	DuraSwitch Industries	559,300	4,157,148	–	–	–	–
Royce Low-Priced Stock Fund	DUSA Pharmaceuticals	58,700	461,714	973,800	$ 3,690,702	$(7,097,341)	–
Royce Low-Priced Stock Fund	Emisphere
	Technologies	1,216,500	20,452,569	–	–	–	–
Royce Low-Priced Stock Fund	4Kids Entertainment	942,500	16,756,467	–	–	–	–
Royce Low-Priced Stock Fund	Gene Logic	1,357,800	21,670,503	–	–	–	–
Royce Low-Priced Stock Fund	INT Media Group	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Input/Output	994,100	8,647,247	–	–	–	–
Royce Low-Priced Stock Fund	Keith Companies	377,500	4,044,125	–	–	–	–
Royce Low-Priced Stock Fund	Lexicon Genetics	1,851,700	15,262,325	–	–	–	–
Royce Low-Priced Stock Fund	Navigators Group	–	–	–	–	–	–
Royce Low-Priced Stock Fund	PC-Tel	–	–	–	–	–	–
Royce Low-Priced Stock Fund	Register.com	1,747,800	15,318,930	–	–	–	–
Royce Low-Priced Stock Fund	REMEC	1,920,900	16,372,534	–	–	–	–
Royce Low-Priced Stock Fund	Seattle Genetics	1,206,600	6,245,182	–	–	–	–
Royce Low-Priced Stock Fund	Topps Company (The)	1,471,600	14,766,311	–	–	–	–
Royce Low-Priced Stock Fund	USG	2,593,300	18,053,603	–	–	–	–
Royce Low-Priced Stock Fund	ViaSat	1,632,800	17,525,445	–	–	–	–
Royce Low-Priced Stock Fund	VIVUS	740,200	5,711,767	–	–	–	–
Royce Opportunity Fund	Ault	45,700	207,288	–	–	–	–
Royce Opportunity Fund	Focal Communications	295,100	1,467,139	–	–	–	–
Royce Opportunity Fund	Hawk Corporation Cl. A	261,300	1,136,514	–	–	–	–
Royce Opportunity Fund	Sensytech	54,200	423,933	–	–	–	–

OTHER:
Financial statement presentation of shareholder redemption fees in 2001 has been changed to conform to the current period presentation.

68 | THE ROYCE FUNDS SEMIANNUAL REPORT 2002

POSTSCRIPT

STUPID CEO TRICKS

      Fans of David Letterman’s shows are familiar with his famous bits, “Stupid Pet Tricks” and the more recently developed “Stupid Human Tricks” in which pets and people show off a clever, tough-to-execute, though typically useless, trick for the amusement of Dave and the audience. The recent wave of accounting scandals, and their related instances of boorish and/or illegal executive behavior, led us to think that maybe Letterman would soon be extending an invitation to a certain CEO so he could relate how to recommend holding on to the company’s stock as he frantically sells his own. Or perhaps one former CEO could do a remote spot detailing how the construction of his $20 million home was progressing as the business he managed was falling apart.

      Yet as unseemly and disappointing as these and other recent stories have been, the corporate world is no stranger to executive behavior that ranges from the eccentric to the downright bizarre and destructive. Throughout history, there have been countless instances of bad business behavior on the part of people who clearly should have known better. Their stories provide plenty of worthy contestants for a segment of “Stupid CEO Tricks.”

      Sometimes the story has been a case of greed run amok, such as the tulip-mania that bloomed in seventeenth-century Holland. Other times, it has been outright deception, such as the con men selling shares of non existent companies who bilked hundreds of people out of thousands of pounds in the South Sea Bubble in eighteenth-century England. The nineteenth century had the railroad bubble, which combined greed and deception and left many investors penniless. Between the end of the nineteenth century and the beginning of the twentieth, there were the robber barons, whose name leaves little doubt as to the ethical nature of their business practices. One cause of the Great Depression was ignorant investors eagerly believing the pie-in-the-sky sales pitches of unscrupulous brokers who encouraged reckless margin trading on new and unproven companies. Of the $50 billion in new securities issued in the 1920s, roughly half became worthless. One result of these calamities was the creation of the Securities and Exchange Commission in 1934.

      More recently, the rogue’s gallery became populated with figures such as Bernie Cornfield, who was accused of soaking foreign and American expatriate investors (conveniently outside the bounds of SEC regulations) with wildly high mutual fund fees in the 1960s. Cornfield’s Investors Overseas Services was then bought by the arguably even more suspect Robert Vesco, who fled the U.S. amidst numerous charges of securities fraud and government bribery. The ’80s brought us the insider trading scams of Ivan Boesky and the related junk bond shenanigans of Michael Milken, whose antics were soon eclipsed by a bevy of corporate executives and politicians mired in the savings and loan debacle of the late ’80s and early ’90s. And lest we forget, there was the scandal over derivatives, in which stockbrokers recommended highly speculative and volatile instruments to often novice investors by claiming that they were as safe and secure as Treasury bills.

      In our own experience, we have seen an apparently profitable company collapse into bankruptcy once the auditors discovered that the company was keeping two sets of books, one for the public and another genuine set for itself. We have listened in confusion and alarm as the CEO of a company with a struggling stock price concluded a perfunctory recitation of middling results with the claim that the company’s $20 stock would be trading at $30 within 90 days. Why? He must have forgotten to tell us. As did the chief executive whose reputation as a superb manager suffered almost as much as his company’s stock price did when the firm began buying bad debt the way a dryer collects lint.

      The point of these stories is not to suggest that upper-level managers are inherently more stupid or greedy than anyone else, but to help bear in mind that these people can pop up in any corporate setting. This is part of the risk in money management. Some failures are more damaging and costly than others, of course, as the shareholders of companies such as WorldCom can sadly attest. This is why, when looking at companies, we work so hard to have a sense that what management says is consistent with what they do. It also explains why we try to focus on a company’s financial history and the liquidity of its balance sheet and why we routinely re-evaluate our holdings — the last thing we want is to be contestants on “Stupid Investment Manager Tricks.”

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino,
Whitney George, Chuck Royce

WEALTH OF EXPERIENCE

With approximately $9.1 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes four Portfolio Managers and a Managing Director, as well as ten analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $47 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com

This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.